UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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☐	Filed by a Party other than the Registrant

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MILACRON HOLDINGS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MILACRON HOLDINGS CORP.

10200 Alliance Road, Suite 200

Cincinnati, Ohio 45242

To our stockholders,

We are pleased to invite you to attend the Annual Meeting of Stockholders of Milacron Holdings Corp., which will be held Tuesday, April 24, 2018, at 8:30 a.m. eastern time, at Milacron corporate headquarters at 10200 Alliance Road, Suite 200, Cincinnati, Ohio 45242.

The following pages include a formal notice of the meeting and our proxy statement. The proxy statement describes various matters on the agenda for the meeting. Please read these materials so that you will know what we plan to do at the meeting. It is important that your shares be represented at our Annual Meeting regardless of whether you plan to attend the meeting in person. Please vote your shares as soon as possible through any of the voting options available to you as described in this proxy statement.

On behalf of management and the board of directors, we thank you for your continued interest in Milacron Holdings Corp.

Sincerely,

/s/Thomas J. Goeke

Thomas J. Goeke

President and Chief Executive Officer

March 19, 2018

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MILACRON HOLDINGS CORP.

10200 Alliance Road, Suite 200

Cincinnati, Ohio 45242

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held April 24, 2018

To our stockholders,

Notice is hereby given that the 2018 Annual Meeting of Stockholders of Milacron Holdings Corp. will be held on Tuesday, April 24, 2018, at 8:30 a.m. local time, at Milacron corporate headquarters at 10200 Alliance Road, Suite 200, Cincinnati, Ohio 45242, for the following purposes:

1.

To elect the three nominees named herein as Class III directors;

2.

To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018;

3.

To vote on an advisory, non-binding “say-on-pay” resolution to approve the compensation of our executive officers;

4.

To approve the amendment of the Milacron Holdings Corp. 2015 Equity Incentive Plan, including to increase the authorized shares;

5.

To approve the material terms of awards under Code Section 162(m); and

6.

To consider any other matters that may properly come before the meeting or any adjournments or postponements of the meeting.

Holders of record of our common stock at the close of business on March 7, 2018 are entitled to notice of, and to vote at, the annual meeting. Stockholders of record may vote their shares via telephone, over the Internet, by signing, dating and mailing the proxy card in the envelope provided, by delivering a completed proxy card at the annual meeting or by voting in person at the annual meeting. Instructions regarding all methods of voting are contained on the proxy card. If your shares are held in the name of a bank, broker, fiduciary or custodian, follow the voting instructions you receive from your record holder. The availability of Internet and telephone proxies will depend on their voting procedures.

By Order of the Board of Directors,

/s/Hugh C. O’Donnell

Hugh C. O’Donnell

Vice President, General Counsel & Secretary

March 19, 2018

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED PREPAID ENVELOPE OR, IF YOU PREFER, SUBMIT YOUR PROXY BY TELEPHONE OR USING THE INTERNET, TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.  IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY.

TABLE OF CONTENTS

INFORMATION CONCERNING SOLICITATION AND VOTING	1
PROPOSAL 1 — ELECTION OF CLASS III DIRECTORS	6
CORPORATE GOVERNANCE	11
BENEFICIAL OWNERSHIP OF OUR COMMON STOCK	17
REPORT OF THE COMPENSATION COMMITTEE	20
COMPENSATION DISCUSSION AND ANALYSIS	20
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	45
PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47
PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION	48
PROPOSAL 4 — APPROVAL OF THE AMENDMENT OF THE MILACRON HOLDINGS CORP. 2015 EQUITY INCENTIVE PLAN, INCLUDING TO INCREASE THE AUTHORIZED SHARES	48
PROPOSAL 5 — APPROVAL OF THE MATERIAL TERMS OF AWARDS UNDER CODE SECTION 162(M)	63
REPORT OF THE AUDIT COMMITTEE	67
OTHER BUSINESS	68
PROPOSALS BY STOCKHOLDERS	68

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MILACRON HOLDINGS CORP.

10200 Alliance Road, Suite 200

Cincinnati, Ohio 45242

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PROXY STATEMENT

______________________________________________________________________________

ANNUAL MEETING OF STOCKHOLDERS

April 24, 2018

______________________________________________________________________________

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement will first be mailed on or about March 23, 2018 to stockholders of Milacron Holdings Corp., which is sometimes referred to in this proxy statement as “Milacron,” “we,” “us,” “our,” or the “Company,” in connection with the solicitation by our board of directors (the “Board of Directors” or “Board”) of proxies to be voted at the Annual Meeting of Stockholders to be held on Tuesday, April 24, 2018, at 8:30 a.m. local time, at Milacron’s corporate headquarters at 10200 Alliance Road, Suite 200, Cincinnati, Ohio 45242, and any postponement or adjournment thereof.

Matters to be Considered

At the meeting, stockholders will be asked to vote to elect the three nominees named herein as Class III directors, to ratify the selection of the independent registered public accounting firm, to vote on an advisory, non-binding “say-on-pay” resolution to approve the compensation of our executive officers, and to approve the amendment of the Milacron Holdings Corp. 2015 Equity Incentive Plan. See “PROPOSAL 1 — ELECTION OF CLASS III DIRECTORS”, “PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM”, “PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION”, “PROPOSAL 4 — APPROVAL OF THE AMENDMENT OF THE MILACRON HOLDINGS CORP. 2015 EQUITY INCENTIVE PLAN, INCLUDING TO INCREASE THE AUTHORIZED SHARES”, and “PROPOSAL 5 — APPROVAL OF THE MATERIAL TERMS OF AWARDS UNDER CODE SECTION 162(M)”.  The Board of Directors does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Stock Outstanding and Entitled to Vote

Holders of common stock as of the record date are entitled to notice of, and to vote at, the annual meeting. As of the record date, there were 69,449,093 shares of common stock outstanding and entitled to vote at the annual meeting, with each share entitled to one vote.

If you are a stockholder of record, you will need to present the proxy card that you received, together with a form of personal photo identification, in order to be admitted into the meeting. If you are the beneficial owner of shares held in “street name,” you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker or other nominee as of the close of business on March 7, 2018, along with a form of personal photo identification. Alternatively, you may contact the broker, bank or other nominee in whose name your shares of common stock are registered and obtain a legal proxy to bring to the meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted into the meeting or adjacent areas. All other items may be subject to search.

Information About This Proxy Statement

Why you received this proxy statement.  You have received these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the annual meeting and any postponement or adjournment thereof. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares. If you own our common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to serve you more efficiently, we encourage you to have all your accounts registered in the same name and address by contacting our transfer agent:

First Class, Registered or Certified Mail:	Overnight Delivery or Courier Service:

Computershare Investor Services	Computershare Investor Services
PO BOX 50500	462 South 4th Street, Suite 1600
Louisville, KY 40233-5000	Louisville, KY 40202

Telephone: Shareholder Services Toll Free: (877) 373-6374
Shareholder Services Outside the US and Canada: (781) 575-3100 (Toll)

Householding.  The SEC's rules permit us to deliver a single set of annual meeting materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy statement to any stockholder at the shared address to which a single copy of those documents was delivered. If you are a record holder and if you prefer to receive separate copies of the proxy materials, please contact Hugh O’Donnell, Vice President, General Counsel and Secretary, Milacron Holdings Corp., 10200 Alliance Road, Suite 200, Cincinnati, Ohio 45242.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy statements and other communications for your household, please contact Hugh O’Donnell, Vice President, General Counsel and Secretary, at the above address.

Voting by and Revocation of Proxies

Stockholders of record are requested to vote by proxy in one of the following ways:

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By telephone—Use the toll-free telephone number shown on your proxy card;

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By Internet—Visit the Internet website indicated on your proxy card and follow the on-screen instructions;

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By mail—You can date, sign and promptly return your proxy card by mail in the postage prepaid envelope which accompanied that proxy card; or

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In person—You can deliver a completed proxy card at the meeting or vote in person.

Voting instructions (including instructions for both telephonic and Internet proxies) are provided on the proxy card. The Internet and telephone proxy procedures are designed to authenticate stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholders' instructions have been recorded properly. A control number, located on the proxy card, will identify stockholders and allow them to submit their proxies and confirm that their voting instructions have been properly recorded. Costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, must be borne by the stockholder. If you submit your proxy by Internet or telephone, it will not be necessary to return a proxy card for your vote to be counted.

If a stockholder does not submit a proxy by the Internet or by telephone or return a signed proxy card, and does not attend the meeting and vote in person, his or her shares will not be voted. Shares of our common stock represented by properly executed proxies received by us or proxies submitted by telephone or via the Internet, which are not revoked, will be voted at the meeting in accordance with the instructions contained therein.

If instructions are not given and you do not indicate how your shares should be voted on a proposal, the shares represented by a properly completed proxy will be voted as the Board recommends.  In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by the Company in its sole discretion, on any matters brought before the 2018 annual meeting for which we did not receive adequate notice under the proxy rules promulgated by the SEC.

Any proxy signed and returned by a stockholder or submitted by telephone or via the Internet may be revoked at any time before it is exercised by giving written notice of revocation to the Company's Secretary at our address set forth herein, by executing and delivering a later-dated proxy (either in writing, by telephone or via the Internet) or by voting in person at the meeting. Attendance at the meeting will not, in and of itself, constitute revocation of a proxy.

If your shares are held in the name of a bank, broker, fiduciary or custodian, follow the voting instructions on the form you receive from your record holder. The availability of Internet and telephone proxies for these stockholders will depend on their voting procedures.

Quorum

The presence at the annual meeting, in person or by proxy, of the holders of record of a majority in voting power of the shares entitled to vote at a meeting of stockholders shall constitute a quorum to transact business at the annual meeting. Abstentions (shares present at the meeting in person or by proxy that are voted “ABSTAIN”) and broker non-votes (explained below in “Shares Held by Brokers”) will be counted as present for purposes of determining the establishment of a quorum.

Required Votes

Election of Nominees named herein as Directors.  Proposal 1. Under our Amended and Restated Bylaws (the “Bylaws”), the affirmative vote of the holders of a plurality of shares of common stock voting on this matter at the annual meeting is required to elect each nominee named herein as a director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Abstentions and broker non-votes will have no effect on the outcome of the election of Directors.

Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm.  Proposal 2, relating to the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for 2018, will be approved if it receives the affirmative vote of the holders of a majority of the shares of common stock represented at the annual meeting and voting on this proposal. Abstentions will have the effect of a vote “against” approval of the resolution.

Advisory “Say-on-Pay” Vote Regarding Executive Compensation.  Proposal 3, relating to the non-binding, advisory vote to approve our executive compensation, will be approved if it receives the affirmative vote of the holders of a majority of the shares of common stock represented at the annual meeting and voting on this proposal. Abstentions will have the effect of a vote “against” approval of the resolution and broker non-votes will have no effect on the approval of the resolution.

Approval of Amendment of the Milacron Holdings Corp. 2015 Equity Incentive Plan. Proposal 4 relates to the amendment of the Milacron Holdings Corp. 2015 Equity Incentive Plan, including to increase the authorized shares. Proposal 4 will be approved if it receives the affirmative vote of the holders of a majority of the shares of common stock represented at the annual meeting and voting on this proposal. Abstentions will have the effect of a vote “against” approval of the resolution and broker non-votes will have no effect on the approval of the resolution.

Approval of Material Terms of Awards Under Code Section 162(m). Proposal 5 relates to the approval of the material terms of certain awards for the purpose of qualifying the same as “performance-based compensation” under Section 162(m) of the Internal Revenue Code (the “Code”). Proposal 5 will be approved if it receives the affirmative vote of the holders of a majority of the shares of common stock represented at the annual meeting and voting on this proposal. Abstentions will have the effect of a vote “against” approval of the resolution and broker non-votes will have no effect on the approval of the resolution.

Other Matters.  If any other matters are properly presented at the annual meeting for action, including a question of adjourning or postponing the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

Shares Held by Brokers

If you are the beneficial owner of shares held for you by a broker, your broker must vote those shares in accordance with your instructions. If you do not give voting instructions to your broker, your broker may vote your shares for you on any discretionary items of business to be voted upon at the annual meeting. If you do not provide voting instructions on a non-discretionary item, including the election of the nominees named herein as directors, the shares will be treated as “broker non-votes.” We believe that the ratification of the appointment of Ernst & Young LLP (Proposal 2) is a routine matter on which brokers will be permitted to vote any unvoted shares in their discretion. We believe that election of the three nominees named herein as Class III directors (Proposal 1), the non-binding, advisory “Say-on-Pay” vote (Proposal 3), the approval of the amendment of the Milacron Holdings Corp. 2015 Equity Incentive Plan (Proposal 4) and the approval of material terms of awards under Code Section 162(m) (Proposal 5) are non-routine matters on which brokers will not be permitted to vote any unvoted shares. “Broker non-votes” will be counted as present for purposes of determining the establishment of a quorum at the annual meeting and will have no effect on the outcome of Proposal 1 (election of the three nominees named herein as Class III directors), Proposal 3 (non-binding, advisory “Say-on-Pay” resolution), Proposal 4 (approval of amendment of the Milacron Holdings Corp. 2015 Equity Incentive Plan) and Proposal 5 (approval of material terms of awards under Code Section 162(m)).

Proxy Solicitation

We will bear the costs of solicitation of proxies for the annual meeting, including preparation, assembly, printing and mailing of this proxy statement, the annual report, any proxy card and any additional information furnished to stockholders. Copies of our proxy statement will be furnished, upon request, to banks, brokerage houses, fiduciaries and custodians holding shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation material to such beneficial owners. In addition, under the terms of our engagement with Computershare Trust Company, N.A. (“Computershare”) as transfer agent for the Company, Computershare provides services in connection with our annual meeting. The anticipated total cost of such engagement is $11,000, of which a small portion of such cost relates to services provided in connection with our annual meeting. Solicitation of proxies by mail may be supplemented by telephone, email or personal solicitation by Computershare or by directors, officers, or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Independent Registered Public Accounting Firm

We have been advised that a representative of Ernst & Young LLP, our independent registered public accounting firm for the year ended December 31, 2017, will attend the annual meeting, will have an opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

Annual Report and Company Information

Our Annual Report to Stockholders, which contains consolidated financial statements for the year ended December 31, 2017, is being furnished to stockholders concurrently herewith. You also may obtain a copy of our Annual Report on Form 10-K for the year ended December 31, 2017 that was filed with the SEC, without charge, by writing to Milacron Holdings Corp., Attn: Investor Relations, 10200 Alliance Road, Suite 200, Cincinnati, Ohio 45242. Our Annual Report on Form 10K and this Proxy Statement will also be available without charge at the “Investors” page on our website at www.investors.milacron.com.

PROPOSAL 1 — ELECTION OF CLASS III DIRECTORS

Our Second Amended and Restated Certificate of Incorporation provides that our Board of Directors is divided into three classes, with each class consisting, as nearly as may be possible, of one-third of the total number of directors and with each class serving a consecutive three-year term. The term of the current Class III Directors will expire on the date of the 2018 annual meeting, subject to the election and qualification of their respective successors.

In selecting director candidates, the Nominating and Corporate Governance Committee considers whether the candidates possess the required skill sets and fulfill the qualification requirements of directors approved by the Board of Directors, including independence, integrity, objectivity, sound judgment, leadership and diversity of experience (for example, in relation to finance and accounting, strategy, risk, technical expertise, policy-making, etc.). The following biographies describe the business experience of each director. Following the biographical information for each director below, we have listed qualifications that, in addition to those discussed above, the Board of Directors considered in determining whether to recommend the director be nominated for reelection.

Mr. Greg Brenneman, formerly a Class II director of the Company, resigned from the Board of Directors on October 24, 2017. Mr. Brenneman’s resignation was not a result of any disagreement with other Board members or with management.  Messrs. Mark McFadden and James Ridout, both Class III directors of the Company, have decided not to stand for reelection to the Board of Directors. In the case of each of these two directors, this decision was not the result of any disagreement with other Board members or with management.

The nominees for election as Class III Directors at the 2018 annual meeting are described below and consist of all current Class III Directors except Messrs. McFadden and Ridout. The Board, upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors, has nominated each of the candidates for election. If elected, each of the nominees is expected to serve for a three-year term expiring at the annual meeting of stockholders of the Company in 2021 and until their respective successors have been elected and qualified. The Board of Directors expects that each of the nominees will be available for election as a director. However, if by reason of an unexpected occurrence, one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors may nominate.

The Board of Directors recommends a vote “FOR” the Company’s nominees for Class III Directors.

Nominees for Election

Name and present position, if any, with the Company	Age, period served as a director, other business experience
Class III Directors
James M. Kratochvil

Mr. Kratochvil, 61, has served as a member of our Board of Directors since November 2014.  Mr. Kratochvil is currently also serving as President of IRD Group Inc., a company he started in May 2015 to purchase the assets of the International Revolving Door Company.  From March 2014 until May 2015 and since April 2017 Mr. Kratochvil has served as President of JPM Resources (formerly Jorgenson Petroleum Maintenance, Inc.).  Prior thereto, Mr. Kratochvil served as Chief Financial Officer of Berry Plastics Group, Inc. from December 1990 until December 2013 and as Assistant Treasurer from October 2009 until November 2013. He served in various roles at Berry Plastics Corporation since joining its predecessor in 1985. Mr. Kratochvil holds a Bachelor of Science degree in Finance from the University of Illinois. Mr. Kratochvil was elected to serve on our Board due to his many years of experience in the plastics industry.

David W. Reeder

Mr. Reeder, 43, has served as a member of our Board of Directors since July 2017.  Mr. Reeder is the Chief Executive Officer of the Tower Hill Insurance Group.  Prior thereto, Mr. Reeder served as President and Chief Executive Officer of Lexmark International, Inc. from November 2016 to June 2017. Prior to that, he served as Chief Financial Officer of Lexmark International Inc. from January 2015 to November 2016. Prior thereto, Mr. Reeder served as Chief Financial Officer of Electronics for Imaging from January 2014 to January 2015 and as Vice President and Chief Financial Officer, Enterprise Networking Group of Cisco Systems Inc. from May 2012 to January 2014. Prior to that, Mr. Reeder served as Vice President and Managing Director, Asian Operations of Broadcom Corporation from October 2007 to May 2012. Mr. Reeder also previously held management level positions at Texas Instruments and Millipore Corporation. Mr. Reeder was elected to serve on our Board due to his years of experience as a senior executive at a number of companies.

Gregory J. Gluchowski, Jr.

Mr. Gluchowski, 52, has served as a member of our Board of Directors since July 2017.  Mr. Gluchowski is President and Chief Executive Officer of The Hillman Companies, Inc., a position he has held since September 2015. Prior thereto, Mr. Gluchowski served as President of the Hardware & Home Improvement division of Spectrum Brands Holdings Inc. from January 2013 to September 2015. Prior thereto, Mr. Gluchowski served as President, Hardware & Home Improvement of Stanley Black & Decker from January 2010 to December 2014. Mr. Gluchowski previously held management positions at Stanley Black & Decker from January 2002 to January 2010 and began his career at Phelps & Dodge Wire & Cable in 1988.  Mr. Gluchowski currently serves on the board of directors of American Outdoor Brands, Inc.  Mr. Gluchowski was elected to serve on our Board due to his years of experience as a senior executive at a number of companies.

Other Members of the Board of Directors

Including the nominees, the Board of Directors at the time of the annual meeting will consist of ten (10) directors, each of whom, other than the nominees, is described below. The terms of the Class I Directors expire at the 2019 Annual Meeting of Stockholders, subject to the election and qualification of their respective successors. The terms of the Class II Directors expire at the 2020 Annual Meeting of Stockholders, subject to the election and qualification of their respective successors.

Name and present position, if any, with the Company	Age, period served as a director, other business experience
Class I Directors
Waters S. Davis

Mr. Davis, 64, has served as a member of our Board of Directors since July 2013. Mr. Davis also served as Executive Vice President of NuDevco LLC from June 2012 to July 2013 and as Executive Vice President and Chief Strategy Officer of Spark Energy, LLC from December 2009 to May 2012.  Mr. Davis served as an Executive Advisor to CCMP Capital Advisors, LLC (“CCMP”) from October 2012 to September 2016. Mr. Davis currently serves on the board of directors of Targa Resources Corp., and Esol, LLC. He is also President of the National Christian Foundation, Houston. Mr. Davis holds a Bachelor of Science degree in Architectural Engineering from the University of Texas at Austin and a Masters of Business Administration degree from Harvard Business School. Mr. Davis was elected to serve on our Board due to his years of experience as a senior executive at a number of companies.

Thomas J. Goeke

Mr. Goeke, 59, has served as our Chief Executive Officer from September 2012 and as our President from September 2012 until April 2016 and from July 2017 until the present. He has served as a member of our Board of Directors since August 2012. Mr. Goeke has over 25 years of industry experience and prior to becoming our President and Chief Executive Officer he served as Chief Operating Officer of Seakeeper Inc. from October 2011 to June 2012 and as Chief Executive Officer of Klöckner Pentaplast Group from July 2005 to May 2011. Prior to that, Mr. Goeke served in a number of positions at Klöckner Pentaplast since 1989 and also gained experience at Hoechst Celanese Rigid Film Division. Mr. Goeke received his Bachelor of Science degree in Mechanical Engineering from Widener University and his Masters of Business Administration degree from the College of William and Mary. Mr. Goeke was elected to serve on our Board due to being a seasoned executive with experience in a variety of senior roles in the plastics industry.

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Rebecca Lee Steinfort

Ms. Steinfort, 48, has served as a member of our Board of Directors since July 2017.  Ms. Steinfort is the Chief Operating Officer of Eating Recovery Center, a position she has held since March 2018. Ms. Steinfort also is a director of Nature’s Sunshine Products having served in that capacity since February 2015. From July 2015 to December 2016 she served as Chief Executive Officer of Hero Practice Services, LLC. Prior thereto she was Chief Operating Officer of Paladina Health, a subsidiary of DaVita Healthcare Partners, Inc., from July 2010 to July 2015, Chief Marketing Officer of DaVita Inc. from July 2009 to June 2012, and Chief Strategy Officer of DaVita Inc. from July 2009 to June 2010. Ms. Steinfort also previously held executive positions at QCE Holdings LLC (Quiznos) from 2007 to 2009, including Chief Marketing Officer, and at Level 3 Communications from 2000 to 2006, and began her career as a consultant with Bain & Company. Ms. Steinfort was elected to serve on our Board due to her years of experience as a senior executive at a number of companies.

Timothy Walsh

Mr. Walsh, 54, has served as a member of our Board of Directors since April 2012. Mr. Walsh is President and Chief Executive Officer of CCMP and a member of the firm’s Investment Committee. Prior to joining CCMP upon its formation in August 2006, Mr. Walsh was a Partner at J.P. Morgan Partners, LLC between 2000 and 2006. Before joining J.P. Morgan Partners in 1993, Mr. Walsh worked on various industry-focused client teams within The Chase Manhattan Corporation. Mr. Walsh currently serves on the board of directors of Hayward Group Inc., PQ Corporation and Volotea SL.  Mr. Walsh holds a Bachelor of Science degree from Trinity College and a Master of Business Administration degree from the University of Chicago Graduate School of Business. Mr. Walsh was elected to serve on our Board due to his extensive experience in the industrials industry and his affiliation with CCMP.

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Class II Directors
Ira G. Boots

Mr. Boots, 64, has served as a member of our Board of Directors and as non-executive Chairman since April 2012. He was previously Chairman of the Board and Chief Executive Officer of Berry Plastics Corporation from 2001 to 2010, and a Director of Berry Plastics Corporation since April 1992. Prior to that, Mr. Boots served as Chief Operating Officer of Berry Plastics Corporation since August 2000 and Vice President of Operations, Engineering and Product Development of Berry Plastics Corporation since April 1992. Mr. Boots was elected to serve on our Board due to his deep knowledge and experience in the industry and his extensive leadership experience.

Timothy M. Crow

Mr. Crow, 62, has served as a member of our Board of Directors since July 2017.  Mr. Crow served as Executive Vice President Human Resources of The Home Depot, Inc., from February 2007 to July 2017. Prior to that, Mr. Crow served as Vice President Organization, Talent and Performance Systems at The Home Depot, Inc. from February 2005 to February 2007, and Vice President Performance Systems at The Home Depot, Inc. from May 2002 to February 2005. Mr. Crow also previously held officer level positions at Kmart Holding Corporation and Sears, Roebuck & Co.  Mr. Crow was elected to serve on our Board due to his years of experience as a senior executive at a number of companies.

--James F. Gentilcore

Mr. Gentilcore, 65, has served as a member of our Board of Directors since February 2014. Mr. Gentilcore is currently the Chairman and Chief Executive Officer of PQ Corporation, a Performance Chemicals and Services Company. From April 2014 until July 2016, Mr. Gentilcore served as an Executive Advisor to CCMP Capital, a global private equity firm. He served as the Chief Executive Officer of Edwards Group Limited, a global industrial technology company, from March 2013 until January 2014 when Edwards Group was acquired by Atlas Copco AB. Prior to March 2013, Mr. Gentilcore was on the Edward’s board of directors since December 2007. From January 2009 until its sale in March 2011, Mr. Gentilcore was the President, Chief Executive Officer and a director of EPAC Technologies Inc., a leader in supply chain automation for the book publishing industry. Prior to that, he was the Chief Executive Officer of Helix Technology Corporation, and led its strategic merger with Brooks Automation Inc. in 2005. His global experience includes several Asian based joint ventures and acquisitions and many U.S. based technology acquisitions. He has significant experience in growing technology companies, mergers and acquisitions in the public and private sector and post-merger integration and brings 40 years of technology industry leadership to our board of directors. He has served as a director of KMG Chemicals, Inc., until December 2016, and continues to serve as a director of Entegris Inc. Mr. Gentilcore holds an M.B.A. from Lehigh University and a B.S. in Engineering from Drexel University. Mr. Gentilcore was elected to serve on our Board due to his years of experience as an executive officer of a number of companies.

CORPORATE GOVERNANCE

Board of Directors Independence Standards for Directors

Pursuant to our Corporate Governance Guidelines and Principles, a copy of which is available on our website at www.investors.milacron.com, the Board of Directors is required to affirmatively determine whether our directors are independent under the listing standards of the New York Stock Exchange (“NYSE”), the principal exchange on which our common stock is traded.

During its annual review of director independence, the Board of Directors considers all information it deems relevant, including without limitation, any transactions and relationships between each director or any member of his immediate family and the Company and its subsidiaries and affiliates. The Board of Directors also considers the recommendations of the Nominating and Corporate Governance Committee, which conducts a separate independence assessment of all directors as part of its nomination process for the Board of Directors and its respective committees. The purpose of this review is to determine whether any such relationship or transaction is considered a “material relationship” that would be inconsistent with a determination that a director is independent. The Board of Directors has not adopted any “categorical standards” for assessing independence, preferring instead to consider all relevant facts and circumstances in making an independence determination including, without limitation, applicable independence standards promulgated by the NYSE.

As a result of this review, our Board has affirmatively determined that Ira Boots, Timothy Crow, Waters Davis, Jim Gentilcore, Gregory Gluchowski, Jim Kratochvil, Mark McFadden, David Reeder, James Ridout, Rebecca Steinfort and Timothy Walsh (i) are independent directors under the applicable rules of the NYSE, and (ii) are independent directors, as such term is defined in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Because affiliates of CCMP no longer control a majority of our outstanding common stock, we ceased to be a “controlled company” in February 2017 within the meaning of the NYSE corporate governance standards. As a result, we no longer rely upon the exemption whereby a “controlled company” may elect not to comply with certain NYSE corporate governance standards.

Committees of the Board of Directors

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Board of Directors has adopted charters for each of its standing committees. Copies of our committee charters are posted on our website at www.investors.milacron.com.

Audit Committee

The current members of the Audit Committee are Jim Kratochvil (Chair), Waters Davis, David Reeder and Rebecca Steinfort. The Board has determined that each of Ms. Steinfort and Messrs. Davis, Kratochvil and Reeder is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K, and the Board is satisfied that all members of our Audit Committee have sufficient expertise and business and financial experience necessary to effectively perform their duties as members of the audit committee.

The Board of Directors has affirmatively determined that each of Ms. Steinfort and Messrs. Davis, Kratochvil and Reeder meets the definition of “independent director” for purposes of serving on an audit committee under applicable SEC and NYSE rules.

The Audit Committee, among other things, assists the Board of Directors in fulfilling its responsibility relating to (a) the integrity of our financial statements, (b) our systems of internal controls and disclosure controls and procedures, (c) our compliance with applicable law and ethics programs, (d) the annual independent audit of our financial statements and (e) the evaluation of financial and enterprise risks. In connection with its review of the Company's financial statements, the Audit Committee receives reports from the Company's Chief Financial Officer and the Company's independent registered public accounting firm regarding significant risks and exposures and assesses management's steps to minimize them. The Audit Committee also reviews material legal and regulatory matters and compliance with significant applicable legal, ethical and regulatory requirements, and receives reports from the Company's management relating to these matters.

In discharging its duties, the Audit Committee has the sole authority to select, retain, oversee and terminate, if necessary, the independent registered public accounting firm, review and approve the scope of the annual audit, review and pre-approve the engagement of our independent registered public accounting firm to perform audit and non-audit services, meet independently with our independent registered public accounting firm and senior management, review the integrity of our financial reporting process and review our financial statements and disclosures and certain SEC filings and financial press releases.

The Audit Committee formally met nine (9) times in 2017, and members of the Audit Committee also met informally amongst themselves, with management and with other members of the Board from time to time. Decisions regarding audit-related matters were approved by our Board after taking into account the recommendations of the Audit Committee and its members. The Audit Committee maintains a committee charter and meets with our independent registered public accounting firm without management present on a regular basis.

Compensation Committee

The members of the Compensation Committee are Timothy Walsh (Chair), Ira Boots, Timothy Crow and Waters Davis. All members of the Compensation Committee meet all applicable independence standards under the NYSE corporate governance standards.

The Compensation Committee plays an integral role in the Company’s processes and procedures for the consideration and determination of executive and director compensation. The Compensation Committee determines the compensation policies and individual compensation decisions for our executive officers, and ensures that these policies and decisions are consistent with overall corporate performance. The Compensation Committee, in conjunction with the Nominating and Corporate Governance Committee, reviews the form and amount of director compensation and makes recommendations to the Board related thereto. The Compensation Committee has the authority to approve all stock option grants and other equity awards to our employees, directors and executive officers. The Compensation Committee also reviews and recommends to the Board of Directors the target annual incentive pool, the annual performance objectives for participants, and actual payouts to participants, including the executive officers. In setting compensation, the Compensation Committee works with its independent compensation consultant and management to create incentives that encourage an appropriate level of risk-taking that is consistent with the Company’s business strategy and maximization of stockholder value.

The Compensation Committee has sole decision-making authority with respect to all compensation decisions for our executive officers, including annual incentive plan awards and grants of equity awards subject to further action of the Board as the Board shall determine. The Compensation

Committee is responsible for finalizing and approving the performance objectives relevant to the compensation of our CEO and other executive officers.

The Compensation Committee’s recommendations are developed with input from our CEO and, where appropriate, other senior executives. The Compensation Committee reviews management recommendations and input from compensation consultants, along with other sources of data when formulating its independent recommendations to the Board of Directors. A discussion and analysis of the Company's compensation decisions regarding the executive officers named in the Summary Compensation Table appears in this proxy statement under the heading “COMPENSATION DISCUSSION AND ANALYSIS.”

To assist it in performing its duties, the Compensation Committee has the authority to engage outside consulting firms. From time to time since 2012, the Compensation Committee has engaged Pearl Meyer & Partners (“Pearl Meyer”) as its independent compensation consultant. In 2017, Pearl Meyer provided the Compensation Committee with compensation data with respect to similarly sized manufacturing companies which was used to make compensation decisions for 2017. In their capacity as outside and independent compensation consultants, Pearl Meyer reports directly to the Compensation Committee.

The Compensation Committee has sole authority to replace compensation consultants retained from time to time, and to hire additional compensation consultants at any time. Representatives from outside consulting firms engaged by the Compensation Committee attend meetings of the Compensation Committee, as requested, and communicate with the Chairman of the Compensation Committee between meetings.

The Compensation Committee assessed the independence of Pearl Meyer pursuant to the SEC and NYSE rules and concluded that no conflict of interest exists that would prevent Pearl Meyer from independently advising the Compensation Committee.

The Compensation Committee reviews and discusses with management proposed Compensation Discussion and Analysis disclosures and determines whether to recommend the Compensation Discussion and Analysis to the Board of Directors for inclusion in the Company's proxy statement and annual report. The recommendation is described in the Compensation Committee Report included in this proxy statement.

The Compensation Committee formally met six (6) times in 2017, and members of the Compensation Committee also met informally amongst themselves, with management and with other members of the Board and Pearl Meyer from time to time.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are James Gentilcore (Chair), Ira Boots, Greg Gluchowski and James Ridout.  All members of the Nominating and Corporate Governance Committee meet all applicable independence standards under the NYSE corporate governance standards. Mr. Ridout, whose current term expires at the time of the annual meeting, is not standing for re-election to the Board.

The Nominating and Corporate Governance Committee (a) identifies candidates to serve as directors and on committees of the Board of Directors, (b) develops, recommends and reviews our corporate governance guidelines on a regular basis, and (c) assists the Board of Directors in its annual review of the Board of Directors' performance. The Nominating and Corporate Governance Committee also undertakes such other tasks delegated to the committee by the Board of Directors.

The Nominating and Corporate Governance Committee met two (2) times in 2017, and members of the Nominating and Corporate Governance Committee met informally amongst themselves, with management and other members of the Board from time to time. Decisions regarding board nominations and corporate governance-related matters were approved by our Board after taking into account the recommendations of the Nominating and Corporate Governance Committee and its members.

Criteria for Director Nominees

In selecting director candidates, the Nominating and Corporate Governance Committee considers whether the candidates possess the required skill sets and fulfill the qualification requirements of directors approved by the Board of Directors, including independence, integrity, objectivity, sound judgment, leadership and diversity of experience (for example, in relation to finance and accounting, international operations, strategy, risk, technical expertise, policy-making, etc.). Annually, the Nominating and Corporate Governance Committee assesses the composition of the Board of Directors, including the Committee's effectiveness in balancing the above considerations.

Other than the foregoing, there are no minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Nominating and Corporate Governance Committee does not assign specific weights to, and a potential or incumbent director will not necessarily satisfy all of, the foregoing criteria and in evaluating a candidate does not distinguish on the basis of whether the candidate was recommended by a stockholder. Accordingly, the Nominating and Corporate Governance Committee does not have a formal diversity policy but considers diversity of experience, as noted above, as a component of evaluating the composition of the Board of Directors in connection with the annual nomination process.

Process for Identifying and Evaluating Director Nominees

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee based on the criteria listed above. Current members of the Nominating and Corporate Governance Committee and Board of Directors are polled for suggestions as to individuals meeting the criteria of the Nominating and Corporate Governance Committee. Executive search firms may also be retained to identify qualified individuals.

Stockholder Nominations

Our Bylaws contain provisions which address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Company’s annual meeting of stockholders. To make a nomination for election to the Board of Directors, a stockholder must submit his or her nomination by providing the person’s name and appropriate background and biographical information by writing to the Nominating and Corporate Governance Committee at Milacron Holdings

Corp., Attn: Hugh O’Donnell, Vice President, General Counsel and Secretary, 10200 Alliance Road, Suite 200, Cincinnati, Ohio 45242. A stockholder's nomination must be received by the Company's Secretary (i) no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the previous year's annual meeting of stockholders, (ii) in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company, or (iii) in the case of a special meeting of stockholders called for the purpose of electing directors, not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the date on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs. A stockholder nomination must be accompanied by the information required by the Bylaws with respect to a stockholder director nominee.

We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as a director of the Company. See “PROPOSALS BY STOCKHOLDERS” for the deadline for nominating persons for election as directors at our 2019 annual meeting of stockholders.

Board of Directors Role in Risk Oversight

Our Board and management continually monitor the material risks facing our Company, including financial risk, strategic risk, operational risk, and legal and compliance risk. Management regularly reports to the Board on its activities in monitoring and mitigating such risks. Overall responsibility for risk oversight rests with our Board. In addition, the Board may delegate risk oversight responsibility to a particular committee in situations in which the risk falls within the committee's area of focus or expertise. Our Board believes that for certain areas of risk, our Company is better served by having the initial risk evaluation and risk monitoring undertaken by a subset of the entire Board that is more focused on the issues pertaining to the particular risk. For instance, our Compensation Committee assists the Board in evaluating risks relating to our compensation policies and procedures. In reviewing and designing our compensation programs, the Compensation Committee intends that our compensation program rewards for performance, is aligned with the interests of our stockholders and does not involve risks that are reasonably likely to have a material adverse effect on the Company.  Also, our Audit Committee assists the Board in fulfilling the Board's oversight responsibility relating to the evaluation of financial and enterprise risks. As it deems necessary, the respective committee to which oversight and monitoring of a particular risk has been assigned reports on risk exposures and mitigation strategies with respect to such risk to the entire Board. The Company has reviewed its compensation policies and practices and concluded that they are not reasonably likely to have a material adverse effect on the Company.

Board of Directors Leadership Structure

The Board elected Ira Boots as non-executive Chairman of the Board in April 2012. This position is independent from management. Mr. Boots has served as a director of the Company since 2012. The non-executive Chairman of the Board sets the agendas for and presides over the Board meetings as well as meetings of the independent directors. The Company’s Chief Executive Officer, Thomas Goeke, also serves as a member of the Board. The Board believes that this leadership structure is appropriate because it helps to promote greater communication between management and the directors. It also increases the directors’ understanding of management decisions and Company operations and provides an additional layer of independent oversight of the Company.

Stockholders and other parties interested in communicating directly with Mr. Boots as non-executive Chairman of the Board may do so by writing to Mr. Boots, c/o Milacron Holdings Corp., 10200 Alliance Road, Suite 200, Cincinnati, Ohio 45242. Additionally, stockholders and other parties interested in communicating directly with any other independent members of the Board, whether individually or as a group, may do so by writing to that director(s) or the Board of Directors, respectively, c/o Milacron Holdings Corp., 10200 Alliance Road, Suite 200, Cincinnati, Ohio 45242.

Attendance at Meetings

It is our policy that each director is expected to dedicate sufficient time to the performance of his or her duties as a director, including by attending meetings of the stockholders, Board of Directors and committees of which he or she is a member.

In 2017, the Board of Directors held six (6) meetings (including regularly scheduled and special meetings) and took action by unanimous written consent from time to time. All incumbent directors attended at least 75% of (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees on which he or she served (during the periods that he or she served).

Stockholder Communications with the Board of Directors

Stockholders and other parties interested in communicating directly with the Board of Directors as a group may do so by writing to the Board of Directors, c/o Milacron Holdings Corp., 10200 Alliance Road, Suite 200, Cincinnati, Ohio 45242. The Secretary will review all correspondence and regularly forward to the Board of Directors all such correspondence that, in the opinion of the Secretary, deals with the functions of the Board of Directors or committees thereof or that the Secretary otherwise determines requires attention. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee. We have adopted a Whistleblower Policy, which establishes procedures for submitting these types of concerns, either personally or anonymously through a toll free telephone “hotline” or web transmission operated by an independent party.

Stockholders and other parties interested in communicating directly with Jim Kratochvil, as Chairman of the Audit Committee, may do so by writing to Mr. Jim Kratochvil, Chairman, Audit Committee, c/o Milacron Holdings Corp., 10200 Alliance Road, Suite 200, Cincinnati, Ohio 45242.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code”), that applies to all of our directors, officers and employees, including our principal executive officer and principal financial accounting officer. The Code is posted on our website at www.investors.milacron.com. Any amendments to, or waivers under, our Code which are required to be disclosed by the rules promulgated by the SEC will be disclosed on the Company's website at www.investors.milacron.com.

Corporate Governance Guidelines and Principles

We have adopted Corporate Governance Guidelines and Principles. These guidelines outline the role of our Board of Directors, the composition and operating principles of our Board of Directors and its committees and our Board of Directors' working process. Our Corporate Governance Guidelines and Principles are posted on our website at www.investors.milacron.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of the common stock of the Company, to file with the Securities and Exchange Commission reports of ownership of company securities and changes in reported ownership. Officers, directors, and greater than ten percent stockholders, are required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations from the reporting persons that no Form 5 was required, the Company believes that during 2017 all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

Compensation Committee Interlocks and Insider Participation

During 2017 the members of our Compensation Committee were Messrs. Timothy Walsh, Ira Boots, Timothy Crow and Waters Davis.  No member of the Compensation Committee was, during 2017 or previously, an officer or employee of Milacron or its subsidiaries. Mr. Walsh is President and Chief Executive Officer of CCMP and a member of the firm’s Investment Committee. Mr. Davis served as an Executive Advisor to CCMP until September 2016.  CCMP provided Milacron with advisory services pursuant to its advisory services and monitoring agreement, which terminated upon the consummation of our initial public offering (“IPO”) in June 2015, and has entered into other transactions with us. See “CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS.”

None of our executive officers serve on the compensation committee or board of directors of any other company of which any of the members of our Compensation Committee or any of our directors is an executive officer.

BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

The following table shows information regarding the beneficial ownership of our common stock by:

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each person or group who is known by us to own beneficially more than 5% of our common stock;

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each member of our Board of Directors, each nominee for election as a director, and each of our named executive officers; and

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all members of our Board of Directors and our executive officers as a group.

Beneficial ownership of shares is determined under rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

Except as noted by footnote, all stockholdings are as of March 7, 2018 and the percentage of beneficial ownership is based on 69,449,093 shares of common stock outstanding as of March 7, 2018.

Unless otherwise indicated, the address for each holder listed below is c/o Milacron Holdings Corp., 10200 Alliance Road, Suite 200, Cincinnati, Ohio 45242.

Name and address of beneficial owner	Number of Shares	Percentage of Shares
Principal stockholders
Wellington Management Group LLP(1)	7,496,026	10.8%
The Vanguard Group(2)	5,527,330	8.0%
Wells Fargo & Company(3)	5,371,576	7.7%
Janus Henderson Group(4)	3,630,937	5.2%
Directors and Named Executive Officers(5)
Tom Goeke	1,206,589	1.7%
Bruce Chalmers	214,359	*
Ronald Krisanda	292,187	*
Ira Boots	64,524	*
Timothy Crow	6,162	*
Waters Davis	14,397	*
Jim Gentilcore	98,511	*
Gregory Gluchowski	6,162	*
Jim Kratochvil	18,120	*
Mark McFadden	--	*
David Reeder	6,162	*
James Ridout	--	*
Rebecca Lee Steinfort	6,162	*
Timothy Walsh	--	*
All members of the Board of Directors and executive officers as a group (14 persons)	1,933,335	2.7%

* Less than 1%

(1)

Based on information obtained from Amendment No. 1 to Schedule 13G filed by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP (collectively “Wellington”) on February 8, 2018.  According to that report, Wellington possesses shared power to vote or to direct the voting of 6,237,912 of such shares and possesses shared power to dispose or to direct the disposition of 7,496,026 of such shares In addition, according to that report, Wellington’s business address is 280 Congress Street, Boston MA 02210.

(2)

Based on information obtained from Schedule 13G filed by The Vanguard Group (“Vanguard”) on February 9, 2018. According to that report, Vanguard possesses sole power to vote or to direct the voting of 101,879 of such shares and possesses shared power to vote or to direct the voting of 4,118 of such shares and possesses sole power to dispose or to direct the disposition of 5,427,792 of such shares and possesses shared power to dispose or to direct the disposition of 99,538 of such shares. In addition, according to that report, Vanguard’s business address is 100 Vanguard Blvd., Malvern, PA  19355.

(3)

Based on information obtained from Schedule 13G filed by Wells Fargo & Company, Wells Capital Management Incorporated and Wells Fargo Funds Management LLC (collectively “Wells Fargo”) on January 30, 2018.  According to that report, Wells Fargo possesses sole power to vote or to direct the voting of 61,760 of such shares and possesses shared power to vote or to direct the voting of 816,130 of such shares and possesses sole power to dispose or to direct the disposition of 61,760 of such shares and possesses shared power to dispose or to direct the disposition of 5,309,816 of such shares. In addition, according to that report, Wells Fargo’s business address is 420 Montgomery Street, San Francisco, CA 94163.

(4)

Based on information obtained from Schedule 13G filed by Janus Henderson Group (“Janus”) on February 12, 2018. According to that report, Janus possesses shared power to vote or to direct the voting of 3,630,937 of such shares and possesses shared power to dispose or to direct the disposition of 3,630,937 of such shares. In addition, according to that report, Janus’s business address is 201 Bishopsgate EC2M 3AE, United Kingdom.

(5)

With respect to our executive officers Messrs. Goeke, Chalmers and Krisanda, the number of shares beneficially owned includes 919,494, 159,450, and 180,000 shares respectively, which may be acquired pursuant to options issued under the Company’s 2012 Equity Incentive Plan and 204,989, 45,548 and 104,758 shares respectively, which may be acquired pursuant to options issued under the Company’s 2015 Equity Incentive Plan because such options are exercisable within 60 days. With respect to Messrs. Boots, Davis, Gentilcore and Kratochvil, the number of shares beneficially owned includes 24,535, 962, 32,962, and 7,971 shares respectively, which may be acquired pursuant to options issued under the Company’s 2012 Equity Incentive Plan because such options are exercisable within 60 days.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section with our management. Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” section be included in this Proxy Statement, which is incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Respectfully submitted by the Compensation Committee of the Board of Directors

Timothy Walsh, Chair

Ira Boots

Timothy Crow

Waters Davis

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion and analysis of compensation arrangements should be read with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current plans and expectations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from the programs summarized in this discussion.

Introduction

This section discusses the principles underlying the material components of our executive compensation program for our executive officers who are named in the Summary Compensation Table and the factors relevant to an analysis of these policies and decisions. For the year ended December 31, 2017, our “named executive officers” (sometimes referred to as our NEOs) include our principal executive officer, our principal financial officer, and our only other executive officer as that term is defined by the SEC.

Name	Title
Thomas Goeke	President & Chief Executive Officer
Bruce Chalmers	Chief Financial Officer
Ronald Krisanda (1)	Former President & Chief Operating Officer

(1)

Mr. Krisanda resigned from his position as President & Chief Operating Officer effective June 30, 2017. Pursuant to his employment agreement, he will be on Garden Leave and will continue to receive his salary and applicable benefits until June 30, 2018.

Executive Summary

2017 Compensation Actions

The following summarizes the key compensation decisions for our NEOs for fiscal 2017:

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Base salary: Only one of our NEOs (Mr. Chalmers) received a base salary increase based on an assessment of his individual performance and in consideration of internal alignment of base salary levels and reference to market pay levels and our compensation philosophy.

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Annual Incentive Bonus: Target payout opportunities were unchanged from 2016 for all of our NEOs except one.  Mr. Chalmers’ target bonus opportunity increased from 60% to 80% of base salary based on an assessment of his individual performance and in consideration of internal alignment of target total cash levels and reference to market pay levels and our compensation philosophy. The 2017 annual incentive plan paid out at 83.6% of target for Messrs. Goeke and Chalmers.  Mr. Krisanda did not earn a bonus for 2017.

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Long-Term Incentive Awards: The March 2017 annual equity award was made 25% in performance share units, 37.5% in stock options and 37.5% in restricted stock awards. 2017 is the first year we granted performance share units that will vest after three years based on our return on invested capital achievement against pre-established targets. Mr. Chalmers also received a special retention restricted stock award in August 2017.

Our 2018 annual equity award will further emphasize pay for performance by increasing the weight of performance share units to 50% of the total grant value.  The remainder of the 2018 grant will be made in restricted stock.

Corporate Governance and Best Practices

We have been a public company for less than three years and we have an executive compensation program in place that already follows best practices and align the interests of our executives with the long-term interests of our stockholders, as summarized below:

What We Do
✓	Pay for Performance	è	Consistent with the goal of creating a performance-oriented environment, pay is based on the achievement of specific strategic and financial goals.
✓	Stock ownership and retention policy	è

Our Chief Executive Officer and other NEOs must hold at least 5x and 3x base salary in company stock, respectively. They are also required to hold at least 50% of after-tax shares received from equity awards until this requirement is met.

✓	Compensation recoupment (clawback) policy	è	Pursuant to the 2015 Equity Incentive Plan, we allow recovery of long-term incentive compensation based on achievement of financial results that were subsequently restated.
✓	Receive advice from independent compensation consultant	è	Our compensation consultant (Pearl Meyer) provides no other services to the company.
✓	Beginning in 2017 our equity awards have “double trigger” vesting.	è

Equity awards granted in 2017 and beyond will only vest in connection with a change in control to the extent that the participant is terminated without Cause or for Good Reason within 12 months following a change in control.

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What We Don't Do
X	No supplemental executive retirement plans for NEOs	è	Consistent with focus on performance-oriented environment; reasonable and competitive retirement programs are offered.
X	No change in control excise tax gross-ups	è	Consistent with focus on performance-oriented environment and commitment to best practices aligned to long-term stockholder interests.
X	No discounted stock options, reload stock options or stock option re-pricing without stockholder approval	è	Consistent with focus on performance-oriented environment and commitment to best practices aligned to long-term stockholder interests.
X	No short-term trading, short sales, transactions involving derivatives, hedging or pledging transactions for executive officers and non-employee directors	è	Consistent with focus on performance-oriented environment and commitment to best practices aligned to long-term stockholder interests.

“Say on Pay” Advisory Vote

In 2017, our advisory “Say on Pay” vote was approved by 99.7% of our stockholders. We value feedback from our stockholders on our compensation programs and welcome input. Our Compensation Committee has considered the favorable results of our “Say on Pay” vote and determined that our current executive compensation program appropriately aligns the interests of our executives with those of our stockholders and has not made any changes to our executive compensation program. We will continue to monitor feedback from our stockholders and intend to solicit outreach as appropriate on our programs.

Executive Compensation Program Philosophy and Objectives

Our compensation program is intended to directly support the achievement of specific annual, longer-term and strategic goals of the business, while aligning the interests of our NEOs with the interests of our stockholders. Our compensation program is designed to provide a balanced program that rewards financial and individual results that support the Company’s strategic plan, with a focus on performance-based compensation. The program’s strong pay-for-performance alignment is an important part of our continuing commitment to enhancing long-term stockholder value. We also believe that stockholders are best served when we are able to attract and retain high caliber executive talent. To that end, we offer a fixed base salary, an annual bonus plan as well as a long-term equity component of our overall compensation package.

The main objectives of our program include:

•	Creation of Long-Term Value: Linking NEO long-term incentive awards and annual bonuses with increases in stockholder value.

•	Motivating Executives: Incentivizing executives to be accountable for achievement of our strategic and financial objectives.

•	Retention and Attraction: Retaining and attracting critical management by offering market competitive levels of compensation and incentive upside opportunity.

•	Balanced Risk: Structuring compensation programs to balance reward and risk, while mitigating the incentive for excessive risk-taking.

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To achieve these objectives, we have structured a compensation program that provides our executives with the following:

Pay Element	Form	Purpose
Base Salary	Cash (Fixed)	Reflects position, responsibilities, competitive market rates, strategic importance of the position and individual experience.

Annual Performance Bonus Plan	Cash (Variable)	Rewards achievement of specified levels of Adjusted EBITDA, unlevered free cash flow and budgeted revenues, as determined by our Compensation Committee.

Long-Term Incentives	Equity (Variable)	Rewards outstanding performance with incentives that focus our executive team on creating stockholder value over the long-term.

We believe this mix of short- and long-term incentives allows us to achieve our goals of attracting, retaining and motivating our top executives. We believe that by providing a substantial portion of our NEOs’ total compensation package in the form of equity-based awards through performance share units, stock option and restricted stock grants, we are able to create an incentive to build stockholder value over the long-term and closely align the interests of our NEOs to those of our stockholders by incentivizing our NEOs to produce stockholder value. We have adhered to this philosophy historically and intend to continue to do so going forward on a more consistent and regular basis as the company matures. Additionally, our annual performance-based bonus is also contingent upon the achievement of financial performance metrics and the amount of compensation ultimately received for these awards vary with our annual financial performance, thereby providing an additional incentive to maximize stockholder value. We believe that this philosophy has been successful by motivating, retaining and incentivizing our NEOs and providing value to our stockholders.

Our compensation philosophy provides for adjustments tailored to individual and corporate performance for the year, roles unique in the marketplace, as well as special circumstances and the need to attract and retain critical talent. Therefore, the Compensation Committee considers available compensation data for executives at the peer companies, but also recognizes the need for adjustments to set appropriate compensation targets for each NEO.

Generally, our total direct compensation (sum of base salary, annual bonus and long-term incentives) is performance-based with market data used as a reference point. The Compensation Committee believes this construct results in a fair level of pay for target performance, and an above-market opportunity if the executive team builds share value in a sustainable way. In general, we target cash compensation (base salary and annual bonus) around the median of our market and compensation peer group, taking into account the relative responsibilities of our executives. In general, we target long-term incentives between the median and up to the 75th percentile of our market and compensation peer group to encourage the sustainability of the business and drive long-term stockholder value creation. Actual total compensation in any given year may be above or below the target level based on individual and corporate performance.

Compensation Decision Making Process

The Compensation Committee

Our executive compensation programs are determined and approved by our Compensation Committee. During 2017, the Compensation Committee was responsible for the oversight, implementation and administration of all of our executive compensation plans and programs. None of our NEOs are members of the Compensation Committee or otherwise have any role in determining the compensation of our other NEOs, although the Compensation Committee does consider the recommendations of our Chief Executive Officer in setting compensation levels for our executive officers other than himself and works closely with our NEOs in establishing compensation targets and performance goals, as described in further detail below. The Compensation Committee determined all of the components of compensation of our Chief Executive Officer. Our Board reviewed the Compensation Committee’s recommendations for the compensation of our Chief Executive Officer and the non-executive chairman’s assessment of the Chief Executive Officer’s performance and approved his final compensation.

The Role of Management

The Compensation Committee, composed solely of independent directors, is ultimately responsible for making executive compensation decisions for our NEOs. The Compensation Committee, does, however, work closely with its independent compensation consultant and management to examine pay and performance matters throughout the year.

Each year, the members of management establish a budget, which is approved by the Board of Directors. The budget establishes revenue targets and other performance-related goals, which gives the Compensation Committee a basis for reviewing and setting the goals and objectives related to the compensation of our NEOs. During this review, the Compensation Committee considers the balance between short-term cash compensation and long-term incentives, evaluates the performance of our NEOs in light of established goals and objectives and considers our prior performance and sets the compensation levels of our NEOs based on that evaluation. The Compensation Committee also uses peer group data to determine appropriate total direct compensation levels (consisting of base salary, annual bonus and long-term incentives) for our NEOs, as discussed below. Finally, in making subjective evaluations of the overall performance of NEOs, the Compensation Committee considers our NEOs’ performance from the perspective of our core values, which include practicing integrity, driving innovation, operational excellence, developing employees, and environmental stewardship.

The Chief Executive Officer and the Chief Human Resources Officer (“CHRO”) may also provide the Compensation Committee with additional analyses and recommendations that reflect such factors as level of experience, time in the position and applicable skill set, although neither the Chief Executive Officer nor CHRO makes recommendations with respect to the Chief Executive Officer’s compensation.

Compensation Consultant

We have engaged Pearl Meyer as our independent advisor to the Compensation Committee from time to time since 2012 to consult on our compensation programs. During 2017, Pearl Meyer provided advice with respect to market competitive compensation programs for executives. After careful consideration, we have concluded that Pearl Meyer is “independent” pursuant to all stock exchange and SEC guidance.

Compensation Benchmarking Data and Pay Mix

The Compensation Committee compares our executive compensation program to a group of technology and tooling companies of comparable revenue size.  The peer group was approved at our IPO in 2015 and remains unchanged since then (other than to eliminate companies that have been acquired or are no longer trading.)

For setting target compensation levels for our NEOs in 2017, the Company referenced compensation practices among the following 24 companies:

Actuant Corporation	ESCO Technologies Inc.	Middleby Corp.
Altra Industrial Motion Corp.	Generac Holdings Inc.	Mueller Industries Inc.
Badger Meter Inc.	Graco Inc.	Nordson Corporation
Barnes Group Inc.	Hillenbrand, Inc.	RBC Bearings Inc.
Chart Industries Inc.	IDEX Corporation	Rexnord Corporation
CLARCOR Inc.	Kennametal Inc.	Tennant Company
Donaldson Company, Inc.	Lennox International, Inc.	TriMas Corporation
EnPro Industries, Inc.	Lincoln Electric Holdings Inc.	Watts Water Technologies, Inc.

The purpose of this review was to assess competitive compensation practices and a variety of other factors. The Compensation Committee reviewed compensation data provided by Pearl Meyer and also considered our position in our life cycle for determining the mix between cash compensation and equity-based awards, the appropriate size of equity-based awards after our initial public offering in 2015 and the need to retain the key leadership team following the IPO.

We strive to achieve an appropriate mix between the various elements of our compensation program to meet our compensation objectives and philosophy; however, we do not apply any rigid allocation formula in setting our NEOs’ compensation, and we may make adjustments to this approach for various positions after giving due consideration to prevailing circumstances.

Elements of Compensation-At a Glance

For 2017, our compensation program for our NEOs consisted of:

•	base salary;

•	annual performance-based cash awards; and

•	long-term equity based incentive awards.

We also provide market competitive severance protections. We provide limited benefits generally provided to our employee population as well.

Elements of Compensation-Details

Base Salary

We provide an annual base salary to our NEOs to induce talented executives to join or remain with our Company, to compensate them for their services during the year and to provide them with a stable source of income. For 2017, each of our NEOs, except Mr. Chalmers, was party to an employment agreement which set his minimum level of annual base salary. Mr. Chalmers had an employment letter that established an initial annualized base salary level. For more information regarding the current terms and conditions of our NEOs’ employment, see “Employment and Severance Agreements.”

The base salary levels of our NEOs are reviewed annually by our Compensation Committee to determine whether an adjustment is warranted. The Compensation Committee may take into account numerous factors in making its determination, none of which are dispositive or individually weighted, including the NEO’s relative importance and responsibilities, the NEO’s performance and periodic reference to comparable salaries paid to other executives of similar experience in our industry in general and in our compensation peer group.

For 2017, base salaries for Mr. Goeke and Mr. Krisanda are unchanged from their base salaries for 2016.  Mr. Goeke’s base salary is near the median of our compensation peer group.

Mr. Chalmer’s base salary was increased to $499,992 in July 2017, reflecting an increase of 25% in consideration of his individual performance.  His new base salary is positioned in the top quartile relative to our compensation peer group. The Committee determined that at the time of Mr. Krisanda’s resignation, Mr. Chalmers would be taking on critical roles and increased responsibilities, and that such an increase was commensurate with his additional responsibilities.

The base salaries paid to our NEOs during 2015, 2016 and 2017 are reported in the “2017 Summary Compensation Table” below. The annual base salaries in effect for each of our NEOs as of December 31, 2016 and December 31, 2017 are as follows:

Name	2016 Annual Salary	2017 Annual Salary	% Increase
Thomas Goeke	$855,000	$855,000	-
Bruce Chalmers	$400,000	$499,992	25.00%
Ronald Krisanda	£388,500	£388,500	-

Annual Performance-Based Cash Awards (Bonus Plan)

We provide our NEOs with annual performance-based cash award opportunities linked to our annual financial performance pursuant to a bonus plan (the “Bonus Plan”).

The target annual performance-based cash award opportunity for each eligible executive is set as a percentage of annualized base salary (i.e., actual base salary paid during 2017). The target annual performance-based cash award amounts were determined by our Compensation Committee, and generally reflect the executive’s position and market conditions. Target bonus opportunity for our NEOs in 2017 was 100% of base salary for Mr. Goeke and 75% of base salary for Mr. Krisanda.  Target bonus opportunity for Mr. Chalmers was increased from 60% to 80% of base salary in July 2017.

Under the Bonus Plan, awards payable for 2017 to our NEOs were based on the achievement of the Company’s budgeted unlevered free cash flow, revenue and Adjusted EBITDA. The unlevered free cash flow measure was weighted 20%, the revenue measure was weighted 30% and the Adjusted EBITDA measure was weighted 50%. A minimum level of Adjusted EBITDA of $215.0 million for 2017 had to be achieved in order for any bonus to be funded under the Bonus Plan.

The Compensation Committee chose revenue and Adjusted EBITDA as objective financial incentive target goals for the Bonus Plan since such goals, when set at the appropriate level, are intended to encourage growth in a prudent fashion. Unlevered free cash flow was added as a measure in 2016 to increase the focus on working capital metrics among other strategic objectives. Revenue performance levels are determined in accordance with U.S. GAAP. For a discussion of Adjusted EBITDA see “Non-GAAP Financial Measures-Adjusted EBITDA” in Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017. Unlevered free cash flow is defined for purposes of the Bonus Plan as Adjusted EBITDA plus/minus the change in working capital minus other cash expenditures (e.g. restructuring expenses) minus capital expenditures.

Depending on our level of achievement of the unlevered free cash flow, revenue and Adjusted EBITDA performance targets, our NEOs could earn 0% of their target bonus opportunity for below threshold performance, 50% of their target bonus opportunity for achievement of threshold performance, 100% of their target bonus opportunity for achievement of target performance and up to 200% of their target bonus opportunity for achievement of stretch performance.

There is no adjustment of the objectively determined bonus payout based on individual performance. Actual bonus payouts are based on the below formula:

Annualized Salary	X	Target Bonus %	X	1. Adjusted EBITDA Performance Factor (50% x Adjusted EBITDA Payout)	+	2. Revenue Performance Factor (30% x Revenue Payout)	+	3. Unlevered Free Cash Flow Performance Factor (20% x Unlevered Free Cash Flow Payout)	=	Actual Bonus

Bonus payouts for Messrs. Goeke and Chalmers were based on achievement of financial performance targets at the corporate-wide level.  Bonus payout for Mr. Krisanda was based 50% on achievement of financial performance targets at the corporate-wide level and 50% for achievement of financial performance targets for the Advanced Plastic Processing Technologies (“APPT”) business segment, given that the majority of his day-to-day responsibilities focused on management of the APPT segment.

For 2017, based on our actual performance against the pre-established financial performance targets, the bonus for Messrs. Goeke and Chalmers paid out at 83.6% of target.  Performance targets and actual performance achieved for corporate-level executives is detailed in the table below.

Performance Measure	Weighting	Threshold	Target	Stretch	Performance for 2017 Bonus
Revenue	30%	$1.19 billion	$1.217 billion	$1.24 billion	$1.234 billion
Adjusted EBITDA	50%	$215 million	$228 million	$240 million	$215 million(1)
Unlevered Free Cash Flow	20%	$150 million	$162 million	$174 million	$159 million

(1) The Compensation Committee adjusted our actual Adjusted EBITDA performance downward from $227.3 million.

The Company’s APPT segment did not achieve threshold financial performance goals.  The Compensation Committee exercised negative discretion to eliminate the portion of the total bonus that could also be earned based on corporate-wide performance.  As a result, Mr. Krisanda did not earn a bonus for 2017.

The bonus earned by our NEOs during 2015, 2016 and 2017 are reported in the “2017 Summary Compensation Table” below. The bonus amounts each of our NEOs earned for performance in 2017 are as follows:

Name	2017 Annualized Salary	Target Bonus (% of Annualized Salary)	Target Bonus ($)	Performance Achievement (% of Target)	Bonus Payout for 2017
Thomas Goeke	$855,000	100%	$855,000	83.63406%	$715,071
Bruce Chalmers (1)	$441,664	70%	$309,165	83.63406%	$258,567
Ronald Krisanda	£388,500	75%	£291,375	-	-
(1) Mr. Chalmers' target bonus was pro-rated to reflect his target bonus of 60% for the first six months in 2017 and his new target bonus of 80% for the second six months in 2017.

Long-Term Equity Based Incentive Awards

We believe that equity awards are an important element of our compensation program because they align the interests of our executives with those of our stockholders and incentivize the achievement of our long-term value creation.  We have historically provided our NEOs with long-term equity incentive awards from time to time, consisting generally of stock options and restricted stock.

Beginning in 2017, we will provide long-term equity base incentive awards on an annual basis.  We also introduced performance share units to further reinforce alignment of our NEOs with our shareholders.  Our March 2017 annual equity award was structured as follows:

•

25% in the form of performance share units (“PSUs”)

The award will only vest if the Company achieves a pre-determined return on invested capital (“ROIC”) goal for the three year period beginning in 2017 and ending 2019.

•

37.5% in the form of stock options

Stock options reinforce pay for performance and alignment with shareholders because they only provide value to the NEOs if the stock price increases above the grant date exercise price.  Stock options vest ratably over four years and expire after 10 years.

-

-

•

37.5% in the form of restricted stock awards

Restricted stock awards promote retention of our NEOs.  They vest ratably over three years.

Beginning in 2018, we will further reinforce our commitment to pay-for-performance by increasing the weight of PSUs in the annual equity award mix:

•

50% PSUs

•

50% restricted stock awards

Each of our NEOs received the following annual long term incentive awards in March 2017:

Name	Performance Share Units	Stock Options	Restricted Stock Awards
Thomas Goeke	$641,255	$961,876	$961,874
Bruce Chalmers	$180,000	$270,002	$270,000
Ronald Krisanda	$167,493	$251,247	$251,249

In addition to the annual equity award, Mr. Chalmers was granted a retention award with a grant date value of $880,005 in August 2017 in the form of restricted stock.  The award vests ratably over three years.

Beginning in 2017, equity awards will only vest in connection with a change in control to the extent that the participant is terminated without Cause or for Good Reason within 12 months following a change in control.

Additional Executive Benefits and Perquisites

We provide our NEOs with certain executive benefits that the Compensation Committee believes are reasonable and in the best interests of the Company and its stockholders but do not constitute a significant portion of the overall compensation program. We believe these benefits are generally equivalent to benefits provided by comparable companies based on our expertise and knowledge of general industry practices.

Retirement Plan Benefits. We do not sponsor a defined benefit retirement plan nor do we believe that such a plan best serves the needs of our employees or the business at this time. However, we do sponsor a qualified defined contribution (401(k)) retirement plan. The qualified plan is available to all eligible employees located in the United States, including our NEOs located in the United States, and permits participants to make contributions up to the maximum limits allowable under the Internal Revenue Code of 1986, as amended (the “Code”) and provides for Company contributions on a discretionary basis only. For 2017, we made a discretionary matching contribution to employees’ accounts based upon their deferral elections for the previous fiscal year. We provided the matching contribution to all of our NEOs other than Mr. Krisanda. Employee contributions vest immediately. Employees become vested in the Company contributions once they attain one year of credited service. For our employees located in the United Kingdom we also offer a workplace defined contribution pension plan and make contributions on behalf of such employees into this plan. Mr. Krisanda participates in a private retirement plan that mirrors the plan offered to our employees in the United Kingdom.

Health and Welfare Benefits. Our NEOs have the option to participate in various employee welfare benefit programs, including medical, dental and life insurance benefits. These benefit programs are generally available to all employees.

Perquisites. We historically provided certain of our NEOs with a limited automobile allowance. This benefit was eliminated in 2016.

In addition, from time to time, we have covered certain personal travel expenses and related tax gross-ups for our NEOs. No such benefits were provided to our NEOs during 2017. No other perquisites are provided to our NEOs.

Severance Benefits

We are party to employment agreements with each of our NEOs except Mr. Chalmers. We entered into an employment offer letter and, effective June 5, 2015, a severance agreement with Mr. Chalmers. The employment agreements provide for severance and other benefits which are designed to provide economic protection so that an executive can remain focused on our business without undue personal concern in the event that his position is eliminated or, in some cases, significantly altered by the Company, which we believe is particularly important in light of the executives’ leadership roles at the Company. The Compensation Committee believes that providing severance or similar benefits is common among similarly-situated executives in the technology and tooling industry generally and remains important in recruiting and retaining key executives. The employment agreements and offer letter we have entered into with our NEOs are described in further detail in the narrative following the Summary Compensation Table. For more information regarding the potential payments and benefits that would be provided to our NEOs in connection with certain terminations of their employment on December 31, 2017, see “Potential Payments Upon Termination or Change in Control.”

Compensation Guidelines and Policies

Accounting and Tax Considerations

In determining which elements of compensation are to be paid, and how they are weighted, we take into account whether a particular form of compensation will be deductible under Section 162(m) of the Code (“Section 162(m)”). Prior to tax law reform in 2018, Section 162(m) generally limited the deductibility of compensation paid to our NEOs (other than our Chief Financial Officer) to $1 million during any fiscal year unless such compensation is “performance-based” under Section 162(m). However, under a Section 162(m) transition rule for compensation plans or agreements of corporations which are privately held and which become publicly held in an initial public offering, compensation paid under a plan or agreement that existed prior to the initial public offering will not be subject to Section 162(m) until the earliest of (1) the expiration of the plan or agreement, (2) a material modification of the plan or agreement, (3) the issuance of all employer stock and other compensation that has been allocated under the plan, or (4) the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the year of the IPO (the “Transition Date”). After the Transition Date, rights or awards granted under the plan, other than options and stock appreciation rights, will not qualify as “performance-based compensation” for purposes of Section 162(m) unless such rights or awards are granted or vest upon pre-established objective performance goals. As described below, we now seek to have equity awards (other than options) granted but not yet vested after the Transition Date qualified by obtaining shareholder approval of such previously granted awards.

Going forward, our intent generally is to design and administer executive compensation programs in a manner that is intended to take into account deductibility of compensation paid to our executive officers.  However, we have not adopted a policy that all compensation must be deductible and reserve the right to design programs that recognize a full range of performance criteria important to our success, even where the compensation paid under such programs may not be deductible. The Compensation Committee will continue to monitor the tax and other consequences of our executive compensation program as part of its primary objective of ensuring that compensation paid to our executive officers is reasonable and consistent with the goals of the Company and its stockholders.

Stock Ownership Guidelines

Our executives and non-employee directors are subject to stock ownership guidelines to directly align their interests with those of our stockholders. Executives and non-employee directors are required to own Company stock with a dollar value equal to a multiple of their base salary and Board cash retainer, respectively:

•	Chief Executive Officer: 5x Salary

•	Other NEOs: 3x Salary

•	Other Executives Reporting Directly to our NEOs: 1x Salary

•	Non-Employee Directors: 3x Board cash retainer

Executives and non-employee directors have five years to achieve the stock ownership guidelines. Until the stock ownership guidelines are achieved, executives and non-employee directors must hold 50% of shares realized from the vesting or exercise of shares received in respect of any equity awards, determined on an after-tax basis.

Clawback Policy

Our 2015 Equity Incentive Plan provides that awards made under the plan will be clawed back in certain circumstances, including:

•	termination for cause;

•

the Compensation Committee’s determination that an executive who left the Company for any other reason breached material terms of restrictive covenants (such as a non-competition or confidentiality agreement) in his employment agreement or other grant agreements; or

•	an accounting restatement.

The clawback policy for termination for cause and for breach of restrictive covenants after termination for any other reason will apply at any time within one year after the date on which an executive exercises a stock option or stock appreciation right, on which a full value equity award, such as restricted stock or restricted stock units, vests or becomes payable. If compensation were clawed back, the executive would be required to pay the Company any gain realized in connection with any of the awards noted above.

If an executive receives compensation (whether a stock option or otherwise) based on financial statements that are subsequently required to be restated in any way that would have decreased the value of such compensation, the executive will be required to forfeit and repay to the Company the difference between what the executive received and what the executive should have received based on the accounting restatement.

The Company intends to modify this policy to the extent required under Section 954 of the Dodd Frank Act when final rules are promulgated.

Anti-Hedging and Pledging Policy

As part of our Policy on Insider Trading and Communications with the Public, all of our employees, including our NEOs, as well as our directors and consultants, are prohibited from engaging in speculative transactions in our stock, including short sales, puts/calls, hedging transactions and margin accounts or pledges.

2017 Summary Compensation Table

The following table sets forth certain information with respect to compensation earned by our NEOs for each of our last three completed fiscal years.

Name and Principal Position	Year	Salary	Stock Awards($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(4)	Total ($)
Thomas Goeke	2017	855,000	1,603,129	961,876	715,071	8,100	4,143,176
President & Chief	2016	846,667	-	-	-	94,839	941,506
Executive Officer	2015	817,500	1,062,500	3,103,464	415,380	3,000	5,401,844
Bruce Chalmers	2017	499,992	1,330,005	270,002	258,567	5,400	2,363,966
Chief Financial	2016	391,667	-	-	-	92,119	483,786
Officer	2015	356,250	225,000	657,208	107,043	90,898	1,436,399
Ron Krisanda	2017	524,588	830,787	404,857	-	4,591	1,764,823
Former President and	2016	473,398	549,992	550,707	-	4,193	1,578,290
Chief Operating	2015	533,597	-	1,095,340	200,685	5,010	1,834,632
Officer(3)

(1)

The amounts shown in the “Stock Awards” and “Option Awards” columns represent the aggregate grant date fair value of restricted stock awards, restricted stock units, performance share units and stock options granted to our NEOs, calculated pursuant to FASB ASC Topic 718, excluding the effect of any estimated forfeitures. See Note 9 to the Consolidated Financial Statements included in our Annual Report on form 10-K for the year ended December 31, 2017 for a discussion of the relevant assumptions used in calculating these amounts. All amounts represent potential future income calculated for financial reporting purposes; actual amounts recognized by the named executive officers may be materially different depending on, among other things, the Company's stock price and Return on Investment Capital (“ROIC”) performance and the period of service of the executive.

Pursuant to SEC disclosure rules, the Stock Awards column also includes the incremental fair value associated with the modifications to the vesting terms of Mr. Krisanda’s outstanding equity awards pursuant to the amendments to his restricted stock award and restricted stock unit agreements to prorate vesting through the date of his termination. Remaining unvested stock awards, including the performance share units, after the date of his termination will be forfeited.  Accordingly, because the modification occurred in the same year as the 2017 awards were granted, in effect, the amount reported in this column for Mr. Krisanda reflects both the aggregate grant date fair value of the original 2017 awards and the incremental fair value of the modified 2016 and 2017 awards. The incremental value associated with the 2017 modification to Mr. Krisanda’s outstanding stock awards equals $412,045.

Pursuant to SEC disclosure rules, the Option Awards column also includes the incremental fair value associated with the modifications to the post-termination exercise period of Mr. Krisanda’s outstanding nonqualified stock option awards pursuant to the amendments to his nonqualified stock option award agreements.  No changes to the vesting schedule of Mr. Krisanda’s nonqualified stock options were made and all unvested stock options will continue to vest according to the applicable award agreements.  Remaining unvested nonqualified stock options after the date of his termination will be forfeited.  Accordingly, because the modification occurred in the same year as the 2017 awards were granted, in effect, the amount reported in this column for Mr. Krisanda reflects both the aggregate grant date fair value of the original 2017 awards and the incremental fair value of the modified 2015, 2016 and 2017 awards. The incremental value associated with the 2017 modification to Mr. Krisanda’s outstanding nonqualified stock options awards equals $153,610.

We are presenting the supplemental table below to show Mr. Krisanda’s compensation, but adjusted to exclude the incremental fair value associated with the modifications to Mr. Krisanda’s outstanding stock and option awards. The amounts reported in the supplemental table below differ from, and are not a substitute for, the amounts reported in the Summary Compensation Table above.

--

Name and Principal Position	Year	Salary	Stock Awards($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Ron Krisanda Former	2017	524,588	418,742	251,247	-	4,591	1,199,168
President and Chief	2016	473,398	549,992	550,707	-	4,193	1,578,290
Operating Officer	2015	533,597	-	1,095,340	200,685	5,010	1,834,632

(2)

The amounts reported in this column represent the annual cash performance-based bonuses earned by our NEOs pursuant to the achievement of certain Company performance objectives described above in "Elements of Compensation - Annual Performance-Based Cash Awards (Bonus Plan)."

(3)

Mr. Krisanda’s cash compensation was paid in British Pounds. For convenience, this has been converted to U.S. dollars at the December 31, 2017 exchange rate of £0.740581 per $1.00 USD; his 2016 cash compensation has been converted to U.S. dollars based on a conversion rate of £0.810892 per $1.00 USD as of December 31, 2016; his 2015 cash compensation has been converted to U.S. dollars based on a conversion rate of £0.67867226 per $1.00 USD as of December 31, 2015.

(4)

The amounts shown in the All Other Compensation column for 2017 include the following:

	401(k) Match ($)	Private Retirement Plan Contribution ($)(a)
Thomas Goeke	8,100	-
Bruce Chalmers	5,400	-
Ron Krisanda	-	4,591

(a) This column represents contributions to a private retirement plan for Mr. Krisanda's benefit.

2017 Grants of Plan-Based Awards

The following table summarizes plan-based awards granted to our NEOs for the year ended December 31, 2017.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
	Grant Date	Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Threshold (#)(4)	Target (#)(4)	Maximum (#)(4)	Stock Awards: Number of Shares of Stock or Units (#)(2)	Option Awards: Number of Shares Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/SH)	Total Grant Date Fair Value of Stock and Option Awards ($)(5)
Thomas Goeke
Bonus Plan Payment		427,500	855,000	1,710,000
Stock Option Grant	3/1/2017								124,113	18.42	961,876
Restricted Stock Award	3/1/2017							52,219			961,874
Performance Stock Units	3/1/2017				17,407	34,813	69,626				641,255
Bruce Chalmers
Bonus Plan Payment		174,947	349,994	699,989
Stock Option Grant	3/1/2017								34,839	18.42	270,002
Restricted Stock Award	3/1/2017							14,658			270,000
Restricted Stock Award	8/1/2017							49,300			880,005
Performance Stock Units	3/1/2017				4,886	9,772	19,544				180,000
Ron Krisanda(6)
Bonus Plan Payment		262,294	524,588	1,049,176
Stock Option Grant	3/1/2017								32,419	18.42	251,247
Restricted Stock Award	3/1/2017							13,640			251,249
Performance Stock Units(7)	3/1/2017				4,547	9,093	18,186				167,493
Modified Stock Options(8)	6/30/2017								92,097	20.00	101,048
Modified Stock Options(8)	6/30/2017								35,256	18.13	43,019
Modified Stock Options(8)	6/30/2017								8,104	18.42	9,543
Modified Restricted Stock Award(9)	6/30/2017							21,909			385,379
Modified Restricted Stock Units(9)	6/30/2017							1,516			26,666

(1) Represents threshold, target and maximum levels of achievement of Company performance goals under the Company's Bonus Plan, with threshold, target and maximum bonus opportunities based on a percentage of each of our NEO’s annual base salary. Our NEOs are also eligible to receive annual bonuses in excess of the target amounts listed above for achievement of applicable Company performance goals in excess of target levels, as further described above in "Elements of Compensation - Annual Performance-Based Cash Awards (Bonus Plan).”

(2) Represents the number of shares of restricted stock granted during fiscal 2017.  The restricted stock award will vest as to 33.33% of the shares on each of the first, second and third anniversaries of the grant date, subject to continued service.

(3) Represents the number of shares subject to stock option awards granted during fiscal 2017.  The stock options will vest as to 25% of the shares on each of the first four anniversaries of the grant date, subject to continued service.

(4) Represents the performance share units relating to the Company’s ROIC performance for the 2017-2019 performance period.

(5) The amounts shown reflect the aggregate grant date fair value of restricted stock, performance share units and stock options granted to our NEOs in 2017, calculated in accordance with to FASB ASC Topic 718, excluding the effect of any estimated forfeitures. See Note 9 to the Consolidated Financial Statements included in our Annual Report on form 10-K for the year ended December 31, 2017 for a discussion of the relevant assumptions used in calculating these amounts. All amounts represent potential future income calculated for financial reporting purposes; actual amounts recognized by the named executive officers may be materially different depending on, among other things, the Company's stock price and ROIC performance and the period of service of the executive.

(6) Mr. Krisanda’s cash compensation was paid in British Pounds. For convenience, his cash compensation has been converted to U.S. dollars at the December 31, 2017 exchange rate of £0.740581 per $1.00 USD.

(7) Mr. Krisanda’s PSU 2017 grant will forfeit per the equity award agreement at time of termination on 6/30/18.

(8) This amount represents the number of stock options that were impacted by the modification to outstanding nonqualified option awards in connection with Mr. Krisanda’s resignation from the Company and does not reflect a new equity grant. As noted in the “Employment and Severance Agreements” section below, in 2017, the post-termination exercise period of Mr. Krisanda’s outstanding nonqualified option awards was extended from 90 day to 24 months.  No changes to the vesting schedule of Mr. Krisanda’s nonqualified stock options were made and all unvested stock options will continue to vest according to the applicable award agreement.  No changes to the original grant date exercise prices were made.

(9) This amount represents the number of restricted share award and units that were impacted by the modification to outstanding restricted share and unit awards in connection with Mr. Krisanda’s resignation from the Company and does not reflect a new equity grant. As noted in the “Employment and Severance Agreements” section below, in 2017, the vesting terms of Mr. Krisanda’s outstanding restricted share and unit awards were modified to provide pro-rated vesting through the date of his termination.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment and Severance Agreements

Thomas Goeke

We entered into an amended and restated employment agreement with Thomas Goeke on June 24, 2015. Mr. Goeke’s contract period was initially valid through September 20, 2017 and automatically renews on an annual basis thereafter, unless either party provides notice of at least six months prior to the expiration date. The agreement provides that Mr. Goeke will receive an initial annualized base salary of $830,000. The agreement also provides for an annual bonus payment for Mr. Goeke determined by the board of directors or a committee thereof based on performance goals established with respect to each particular year with the threshold, target and maximum bonus level set at a percentage of his annualized base salary. Mr. Goeke’s agreement also contains standard confidentiality provisions and non-solicitation and non-competition covenants that run for a period of 18 months following the date of termination.

Bruce Chalmers

We entered into an offer letter with Bruce Chalmers on October 30, 2013 and a severance agreement, effective June 5, 2015. The offer letter provides that Mr. Chalmers will receive an initial annualized base salary of $300,000. The offer letter also provides that Mr. Chalmers will be eligible to participate in the Bonus Plan with a target bonus level set at a percentage of his annualized base salary. Pursuant to the offer letter and a related stock option award agreement, Mr. Chalmers was granted an option to purchase 159,450 shares of our common stock at a price of $6.64 per share. Mr. Chalmers’s severance agreement is described below and contains standard confidentiality provisions and non-solicitation and non-competition covenants that run for a period of 18 months following the date of termination.

Ron Krisanda

Ron Krisanda resigned from his position as President and Chief Operating Officer on June 30, 2017.  He will be on Garden Leave (as defined in his employment agreement dated March 20, 2013) until June 30, 2018.  During the Garden Leave period, he will continue to receive his base salary and applicable benefits.  His date of termination will be on June 30, 2018.

Pursuant to the terms of his employment agreement, Mr. Krisanda became entitled to receive a cash severance payment equal to six months base salary, which will be paid in monthly installments after the date of termination.

As part of Mr. Krisanda’s departure, the Company amended the outstanding restricted stock award agreement dated April 26, 2016 to provide that, upon termination, a prorated number of shares of restricted stock awarded under the agreement shall vest equal to the product of: (x) one thirty-sixth (1/36th) of the shares of restricted stock awarded under the agreement and (y) the number of months elapsed following the date of the grant.  Any shares that are unvested after the date of termination will be forfeited.  Prior to this amendment, all 30,336 shares covered by this agreement were to vest on April 26,

2019 and therefore would have been forfeited as a result of his departure.  The Company also amended the outstanding restricted stock unit (“RSU)” award agreement dated March 1, 2017 to provide that upon a termination of employment an additional number of RSUs awarded under this agreement shall vest equal to the product of: (x) one thirty-sixth (1/36th) of the RSUs awarded under this agreement and (y) the number of monthly anniversaries elapsed following the most recent vesting date.  Any shares that are unvested after the date of termination will be forfeited.  Prior to this amendment, RSUs vested annually and all RSUs awarded under this agreement that had not vested before termination of employment would have been forfeited as a result of his departure.  Lastly, the Company amended the outstanding nonqualified stock option award agreements dated May 8, 2013, August 6, 2014, June 24, 2015, April 26, 2016 and March 1, 2017 to extend the post-termination exercise period from ninety days to twenty-four months. No changes to the vesting schedule of Mr. Krisanda’s nonqualified stock options were made and all unvested stock options will continue to vest according to the applicable award agreement.  Any options that are unvested after the date of termination will be forfeited.

Each of Messrs. Goeke and Chalmers are also entitled to certain payments upon their termination as described below under “Potential Payments Upon Termination or Change in Control.”

2017 Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to outstanding equity awards held by our NEOs as of December 31, 2017:

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($) (1)
Thomas Goeke	10/4/2012	814,789	-	6.64	10/4/2022
	3/28/2013	104,705	-	6.64	3/28/2023
	6/24/2015	173,961	173,961(2)	20.00	6/24/2025
	6/24/2015					53,125(3)	1,016,813
	3/1/2017		124,113(2)	18.42	3/1/2027
	3/1/2017					52,219(4)	999,472
	3/1/2017							34,813(5)	666,321
Bruce Chalmers	4/30/2014	159,450	-	6.64	4/30/2024
	6/24/2015	36,839	36,839(2)	20.00	6/24/2025
	6/24/2015					11,250(3)	215,325
	3/1/2017		34,839(2)	18.42	3/1/2027
	3/1/2017					14,658(4)	280,554
	3/1/2017							9,772(5)	187,036
	8/1/2017					49,300(4)	943,602
Ron Krisanda	5/8/2013	260,000	-	6.64	5/8/2023
	6/24/2015	61,398	61,398(2)	20.00	6/24/2025
	4/26/2016	17,628	52,885(2)	18.13	4/26/2026
	4/26/2016					30,336(3)	580,631
	3/1/2017		32,419(2)	18.42	3/1/2027
	3/1/2017					13,640(4)	261,070
	3/1/2017							9,093(5)	174,040

(1) Amounts are based on the fair market value of our common stock of $19.14, which was the closing price of our common stock on December 29, 2017 as reported on the New York Stock Exchange.
(2) These options will vest in equal annual installments of 25% of the Shares over a four-year period on each anniversary of the grant date.
(3) These awards will vest on the third anniversary of the grant date.
(4) These awards will vest in equal annual installments of 33.33% of the shares over a three-year period on each anniversary of the grant date.
(5) These target awards will vest on the third anniversary of the grant date based on the Company’s three-year ROIC performance against pre-determined goals.

Option Exercises and Stock Vested in 2017

	Option Awards(1)		Stock Awards(1)
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Thomas Goeke	-	-	-	-
Bruce Chalmers	-	-	-	-
Ron Krisanda	80,160	931,009	-	-

(1) The number of shares acquired and the value realized on exercise or vesting have not been reduced to reflect any NEO's use of share withholding to pay the exercise price of options or to satisfy tax obligations in connection with the option exercise or the vesting of restricted stock.

(2) The amounts shown in this column reflect the value of options exercised based on the difference between the option exercise price and the market price of our common stock on the date the options were exercised.

Potential Payments Upon Termination or Change in Control

In this section, we describe payments that may be made to our NEOs upon several events of termination, assuming the termination occurred as of the last day of December.

Cash Benefits

Our NEOs are entitled to the following cash severance under their respective employment agreements or, with respect to Mr. Chalmers, his severance agreement. Mr. Krisanda resigned during 2017 and his cash severance is addressed separately above under “Employment and Severance Agreements-Ron Krisanda.”

If Mr. Goeke’s employment is terminated either by us without “cause” (other than by reason of death or “disability”) or by Mr. Goeke for “good reason”, Mr. Goeke will receive cash severance payments equal to the following, subject to his execution of a release of claims:

•	200% of his annual base salary as then in effect; plus

•	200% of the greater of (i) his annual bonus for the year prior to the date of termination or (ii) his annual bonus for the year of termination calculated at the target level; plus

•	the pro-rated amount of his annual cash bonus for the year of termination, based on actual audited year-end results for such year and payable when bonuses are normally paid to employees; plus

•	any annual bonus earned, but unpaid, for the year immediately preceding the year in which the termination date occurs; plus

•	18 months of the cost of health insurance under COBRA.

If Mr. Goeke’s employment is terminated by reason of death or “disability”, he will receive a cash severance payment equal to a pro-rata bonus for the year of termination, based on actual audited year-end results for such year and payable when bonuses are normally paid to employees, in addition to any annual bonus earned, but unpaid, for the year immediately preceding the year in which the termination date occurs.

If Mr. Chalmers’ employment is terminated either by us without “cause” (other than by reason of death or “disability”) or by Mr. Chalmers for “good reason”, Mr. Chalmers will receive cash severance payments equal to the following, subject to his execution of a release of claims:

•	18 months of his annual base salary as then in effect; plus

•

to the extent provided in the Company’s bonus plan for the year of termination, the pro-rated amount of his annual cash bonus for the year of termination, based on actual audited year-end results for such year and payable when bonuses are normally paid to employees; plus

•	any annual bonus earned, but unpaid, for the year immediately preceding the year in which the termination date occurs; plus

•	18 months of the cost of health insurance under COBRA.

If Mr. Chalmers’ employment is terminated by reason of death or “disability”, he will receive a cash severance payment equal to any annual bonus earned, but unpaid, for the year immediately preceding the year in which the termination date occurs.

For purposes of the employment agreement with Mr. Goeke, “cause” generally means: (a) a material breach of the agreement or any Company policy, (b) conviction or plea of no contest to certain crimes, (c) willful misconduct which is or could reasonably be expected to be materially injurious to the Company’s business reputation or finance condition, or (d) intentional acts involving dishonesty or violence which is or could reasonably be expected to be materially injurious to the Company’s business reputation or financial condition.

For purposes of Mr. Chalmers’ severance agreement, “cause” means termination of Mr. Chalmers’ employment because: (a) he has committed a deliberate and premeditated act against the interests of the Company, (b) his conviction, plead guilty or nolo contendere to a felony or crime involving moral turpitude, (c) his failure to perform or neglect of material duties incident to his employment or other engagement with the Company on a regular basis that has continued for a period of twenty days after written notice by us, (d) his chronic absence from work, (e) his refusal to obey a lawful resolution or direction by the Board which is consistent with the duties incident to his employment that has continued for more than twenty days after written notice, (f) his breach of any material term of the severance agreement or certain other agreements that he is a party to, or (g) his unlawful use or possession of illegal drugs or habitual drunkenness on the Company’s premises.

For purposes of Mr. Goeke’s employment agreement, “good reason” means termination by Mr. Goeke based on any of: (a) a material reduction in his base salary, unless agreed to in writing, (b) delivery by us of a notice of non-renewal of his employment term, (c) a material reduction in the authority, duties, or responsibilities of Mr. Goeke, (d) a requirement for Mr. Goeke to report to a corporate officer or employee rather than directly to our Board, (e) a change in the geographic location where Mr. Goeke is required to perform his duties of more than 100 miles (one way) from the current headquarters in Cincinnati, Ohio, other than required travel, or (f) any other action or inaction that constitutes a material breach by us of the agreement.

For purposes of Mr. Chalmers’ severance agreement, “good reason” means termination by Mr. Chalmers based on: (a) any material reduction in his annual base salary, other than a less than 10% reduction applicable to Company executives generally, (b) a material reduction in his authority, duties, or responsibilities, or (c) he is required to relocate to a different principal place of business that is located more than 100 miles (one way) away from the Company’s headquarters in Cincinnati, Ohio.

Equity Benefits

Each of our NEOs hold stock option, restricted stock and performance share unit awards that were granted in connection with our IPO in 2015 and from time to time thereafter under the 2015 Equity Incentive Plan. Unvested stock options granted before 2017 will be forfeited upon termination for any reason. Vested stock options will be exercisable at any time prior to the earliest of the expiration date or (a) one year following termination due to death or disability, (b) 90 days following termination of employment other than for cause, death or disability, or (c) the date of termination due to termination for “cause.” Unvested restricted stock granted prior to 2017 will be forfeited upon termination for any reason. Mr. Krisanda resigned during 2017 and the treatment of his equity awards is addressed separately under “Employment and Severance Agreements-Ron Krisanda.”

Beginning in 2017, equity awards have “double trigger” vesting where unvested equity will be accelerated in the event of a termination without Cause or for Good Reason within 12 months following a change in control.  The target number of performance share units will convert to restricted stock upon a change in control and the shares will continue to vest through the performance period.  Converted performance share units will have vesting accelerated only in the event of a termination without Cause or for Good Reason within 12 months following a change in control.

The tables below show the estimated value of the severance benefits that each of our NEOs who were employed by us at the end of 2017 would have been entitled to receive if they were terminated by us without cause or by the named executive officer for good reason absent a change in control and 12 months following a change in control. The tables below assume that such termination occurred on December 31, 2017 and that payments were made under the employment or severance agreements then in effect. The actual amounts that would be paid to any named executive officer can only be determined at the time of an actual termination of employment and would vary from those listed below.

Termination without Cause or for Good Reason

Termination without Cause or for Good Reason
Name	Cash Severance Pay ($)	Benefits ($)(1)
Thomas Goeke	4,135,071(2)	30,048
Bruce Chalmers	1,008,555(3)	36,142

(1) Represents the estimated value of the COBRA premiums for 18 months.

(2) Represents a cash severance payment equal to 200% of his annual base salary, plus 200% of his annual bonus calculated at the target level and the pro-rated amount of the target annual cash bonus for the year of termination, based on actual audited year-end results, which for purposes of calculating the estimated value of his severance benefits as of December 31, 2017, is assumed to be equal to his bonus payout for fiscal year 2017 as reported as “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table above.

(3) Represents a cash severance payment equal to 18 months of his annual base salary, and the pro-rated amount of the target annual cash bonus for the year of termination, based on actual audited year-end results, which for purposes of calculating the estimated value of his severance benefits as of December 31, 2017, is assumed to be equal to his bonus payout for fiscal year 2017 as reported as “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table above.

-

-

Termination without Cause or Good Reason Within 12 Months Following a Change in Control
Name	Cash Severance Pay ($)	Benefits ($)(1)	Equity Award ($)(4)
Thomas Goeke	4,135,071(2)	30,048	1,755,154
Bruce Chalmers	1,088,555(3)	36,142	1,436,276
(1) Represents the estimated value of the COBRA premiums for 18 months.

(2) Represents a cash severance payment equal to 200% of his annual base salary, plus 200% of his annual bonus calculated at the target level and the pro-rated amount of the target annual cash bonus for the year of termination, based on actual audited year-end results, which for purposes of calculating the estimated value of his severance benefits as of December 31, 2017, is assumed to be equal to his bonus payout for fiscal year 2017 as reported as “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table above.

(3) Represents a cash severance payment equal to 18 months of his annual base salary, and the pro-rated amount of the target annual cash bonus for the year of termination, based on actual audited year-end results, which for purposes of calculating the estimated value of his severance benefits as of December 31, 2017, is assumed to be equal to his bonus payout for fiscal year 2017 as reported as “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table above.

(4) Represents the value of unvested equity awards that would vest if there was a termination without Cause or for Good Reason within 12 months following a change in control.  The values include the unvested awards that were granted in 2017, including restricted stock awards, target performance share units (determined by multiplying the closing price of $19.14 on December 29, 2017) and options (determined by multiplying the difference between the closing price of $19.14 on December 29, 2017 and the exercise price).

Director Compensation

Our non-employee director compensation program, which has been unchanged since our IPO in 2015, includes a mix of cash compensation and restricted stock unit awards.  Effective on July 25, 2017, with the advice from Pearl Meyer, the Compensation Committee’s independent consultant, the Board approved certain changes to the compensation program to achieve better alignment with median practices among companies of similar revenue size.  Specifically the program was updated to:

•

Increase selected committee chairman retainers.  The Audit Committee Chairman retainer was increased to $20,000 and the Compensation Committee Chairman retainer was increased to $15,000.  The Nominating and Corporate Governance Committee Chairman retainer was not changed and remains at $10,000.

•

Increase the annual restricted stock unit award value.  The annual restricted stock unit value was increased to $110,000.

Below is a summary of the compensation program for 2017:

	January 2017 - July 24, 2017	July 25, 2017 and After
Annual Board Cash Fee (paid quarterly):	$60,000	$60,000
Annual Board Cash Fee for Non-Executive Chairman (paid quarterly):	$250,000	$250,000
Annual Committee Chairman Cash Fee (paid quarterly):
Audit Committee Chairman:	$18,000	$20,000
Compensation Committee Chairman:	$12,500	$15,000
Nominating and Corporate Governance Committee Chairman:	$10,000	$10,000
Annual Restricted Stock Unit Award:	$60,000	$110,000
Annual Cash in Lieu of Restricted Stock Award:	$60,000	$60,000
Annual Restricted Stock Unit Award for Non-Executive Chairman:	$250,000	$250,000

Directors who are not full-time investment professionals of CCMP or employees of affiliates of Alberta Investment Management Corporation (collectively referred to as “AIMCo”) received a restricted stock unit award, while the other directors received cash in lieu of the restricted stock unit award in the amount of $60,000. Mr. Boots received a restricted stock unit award with a grant date fair value of $250,000 in February 2017.  Messrs. Davis, Gentilcore, and Kratochvil received two restricted stock unit awards:  one in February 2017 with a grant date fair value of $60,000 and one in July 2017 with a grant date value of $50,000.  Our four new directors (Messrs. Crow, Gluchowski, Reeder and Ms. Steinfort) received a restricted stock unit award with a grant date value of $110,000 in July 2017.  The restricted stock unit awards vested on February 27, 2018. Each of Messrs. McFadden, Ridout, and Walsh has waived his cash in lieu of the restricted stock unit award payment of $60,000 due in 2018.

The following table sets forth certain information with respect to cash compensation paid to our directors for 2017 service and restricted stock unit awards granted to our directors in 2017.

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Unit Awards ($)(1)	Total ($)
Ira Boots	250,000	250,000	500,000
Greg Brenneman(2)	130,000	-	130,000
Waters Davis	60,000	110,000	170,000
Jim Gentilcore	60,000	110,000	170,000
Jim Kratochvil	78,500	110,000	188,500
Mark McFadden	120,000	-	120,000
James Ridout	120,000	-	120,000
Timothy Walsh	133,125	-	133,125
Rebecca Steinfort	60,000	110,000	170,000
Timothy Crow	60,000	110,000	170,000
Gregory Gluchowski	60,000	110,000	170,000
David Reeder	60,000	110,000	170,000

(1) As required by SEC rules, amounts shown present the aggregate grant date fair value of restricted stock unit awards granted to our non-employee directors during 2017, calculated in accordance with to FASB ASC Topic 718, excluding the effect of any estimated forfeitures.

(2) Greg Brenneman resigned from the Board of Directors on October 24, 2017.

The following table sets forth the aggregate number of unvested restricted stock units and the aggregate number of securities underlying unexercised stock option awards held by our directors as of December 31, 2017.

Name	Unvested Restricted Stock Unit Awards(1)	Number of Securities Underlying Unexercised Options (#)(2)
Ira Boots	13,595	125,602
Greg Brenneman	-	-
Waters Davis	6,064	12,953
Jim Gentilcore	6,064	44,953
Jim Kratochvil	6,064	59,953
Mark McFadden	-	-
James Ridout	-	-
Timothy Walsh	-	-
Rebecca Steinfort	6,162	-
Timothy Crow	6,162	-
Gregory Gluchowski	6,162	-
David Reeder	6,162	-
(1) These restricted stock units vest 100% on February 27, 2018, subject to the director’s continued service.

(2) Represents stock options that vest over five years, at a rate of 20% per year beginning on the first anniversary of the grant date and vest in full upon a change in control, subject, in each case, to the director’s continued service through the applicable vesting date. These stock options were granted prior to 2017.

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CEO PAY RATIO

SEC regulations require that we provide a comparison of the annual total compensation of Thomas Goeke, our Chief Executive Officer in 2017, to the median of the annual total compensation of our employees other than Mr. Goeke.  For purposes of providing the comparison in accordance with SEC regulations, we identified a “median employee” and compared Mr. Goeke’s annual total compensation to that of the median employee. For 2017, our last completed fiscal year:

•

Mr. Goeke’s annual total compensation was $4,143,176

•

Our median employee’s annual total compensation was $38,332

•

The ratio of Mr. Goeke’s annual total compensation to our median employee’s annual total compensation was 108 to 1.

The methodology that we used to identify the median employee is described below.  Annual total compensation is calculated in the same manner as the amount set forth in the “Total” column in the 2017 Summary Compensation Table.  While, as explained below, the methodology involves several assumptions and adjustments, we believe the pay ratio information set forth above constitutes a reasonable estimate, calculated in a manner consistent with applicable SEC regulations.

Because other companies may use different methodologies to identify their median employees, the pay ratio set forth above may not be comparable to the pay ratios used by other companies.

Methodology

Date Used to Determine Employee Population – For purposes of identifying the median employee, we selected November 1, 2017 to be the date as of which we would determine our employee population.

Composition of Employee Population – We determined that, as of November 1, 2017, we had 5,576 employees globally.  Of that amount, 1,594 were U.S. employees and 3,982 were non-U.S. employees.  In order to simplify the determination of the median employee and as permitted by SEC regulations, we excluded 222 employees (approximately 4% of our employees) located in 10 countries, comprising all of the employees in those countries, as set forth in the following table:

Country	No. of Employees
Italy	7
Poland	12
Spain	13
Singapore	21
Brazil	29
Slovakia	4
Belgium	13
Mexico	75
Korea	43
Switzerland	5
Total	222

After excluding the 222 overseas employees, we determined the identity of our median employee from a population of 5,354 employees, including 1,594 U.S. employees and 3,760 non-U.S. employees.

As we had an even number of employees in our population, two employees (one in U.S., one outside of U.S.) were identified at median and we selected the employee located in the U.S. for consistency purposes. This individual is the median employee for purposes of the comparison to Mr. Goeke’s annual total compensation.

Pay Data Used – To identify the median employee, we derived compensation information from each of the countries in which we are located, covering the 12 month period from January 1, 2016 to December 31, 2016. Our consistently applied compensation measure (CACM) included cash compensation, composed of base salary, bonus, overtime and allowances.  We converted the amount of compensation paid to non-U.S. employees to U.S. dollars using average annual exchange rate for 2016. We also annualized base salary data for permanent employees hired during 2016 (or for those hired in 2017, base pay received in 2017).

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following includes a summary of transactions since January 1, 2017 to which we have been a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Compensation Discussion and Analysis.” We also describe below certain other transactions with our directors, executive officers and stockholders.

Amended and Restated Stockholders Agreement

On July 8, 2013, we, CCMP, affiliates of AIMCo, our management investors and Ira Boots entered into an Amended and Restated Stockholders Agreement (the “Stockholders Agreement”). The Stockholders Agreement contains provisions relating to the election of directors, governance, stock transfer restrictions with respect to stock held by non- CCMP stockholders, customary drag-along rights in favor of CCMP and customary tag-along rights, preemptive rights and registration rights. The Company is required to bear the registration expenses, other than underwriting discounts and commissions and transfer taxes, associated with any registration of shares by CCMP and other holders described above. These provisions, other than the registration rights provisions, terminated upon the consummation of our IPO in June 2015.

(a) Demand Registration Rights

CCMP has the right to demand an unlimited number of times that we use our best efforts to effect the registration of registerable shares (as defined in the Stockholders Agreement) of the Company’s common stock under the Securities Act. These registration rights are subject to customary specified conditions and limitations, including that the gross offering price of all registerable shares would be no less than $10,000,000.

(b) Piggyback Registration Rights

If we propose for any reason to register any shares of our common stock under the Securities Act, either for our own account or for the account of another person, then certain stockholders party to the Stockholders Agreement, including CCMP, AIMCo, our management investors and Ira Boots, will be entitled to notice of the registration and will be entitled to include their shares of common stock in the registration statement. These piggyback registration rights are subject to customary specified conditions and limitations, including the right of the underwriters, if any, to limit the number of shares included in any such registration under specified circumstances.

Pursuant to the terms of the Stockholders Agreement, each of the rights described above terminated following the sale of shares by CCMP and AIMCo in November 2017.

Employment Agreements

We have entered into employment agreements with certain of our executive officers. See “Compensation Discussion and Analysis—Employment and Severance Agreements.”

Chairman Services Agreement

We have entered into an amended and restated chairman services agreement with Ira Boots effective June 24, 2015. Pursuant to this agreement, Mr. Boots will be entitled to the compensation described under “Compensation Discussion and Analysis—Director Compensation.”

Indemnification of Officers and Directors

We have indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys' fees, judgments, fines, and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person's services as a director or executive officer. We believe these indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers.

Policies for Approval of Related Person Transactions

We adopted a written policy relating to the approval of related person transactions. Our Audit Committee reviews and approves or ratifies all relationships and related person transactions between us and (1) our directors, director nominees or executive officers, (2) any 5% record or beneficial owner of our common stock or (3) any immediate family member of any person specified in (1) or (2) above. Our Corporate Controller is primarily responsible for the development and implementation of processes and controls to obtain information from our directors and executive officers with respect to related party transactions and for determining, based on the facts and circumstances, whether we or a related person have a direct or indirect material interest in the transaction.

As set forth in the related person transaction policy, in the course of its review and approval or ratification of a related party transaction, the Audit Committee will consider:

•

the nature of the related person's interest in the transaction and the relationship of the related person with the Company;

•

the availability of other sources of comparable products or services;

•

the business purpose for, and the material terms of, the transaction, including, without limitation, the amount and type of the transaction; and

•

the importance of the transaction to us.

Any member of the Audit Committee who is a related person with respect to a transaction under review will not be permitted to participate in the discussions or approval or ratification of the transaction. However, such member of the Audit Committee will provide all material information concerning the transaction to the Audit Committee.

Except as otherwise set forth in this proxy statement, there were no related person transactions required to be disclosed since January 1, 2017 and no such transactions are currently proposed.

PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors recommends that the stockholders ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018. The Audit Committee approved the selection of Ernst & Young LLP as our independent registered public accounting firm for 2018. Ernst & Young LLP is currently our independent registered public accounting firm.

Although the Company is not required to seek stockholder approval of this appointment, the Board of Directors believes that doing so is consistent with good corporate governance practices. If the appointment is not ratified, the Audit Committee will explore the reasons for stockholder rejection and will reconsider the appointment.

The Board of Directors recommends a vote “FOR” ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm.

Principal Accounting Fees and Services

Ernst & Young LLP (“EY”) serves as our independent registered public accounting firm. The following table presents fees paid for the audit of our annual consolidated financial statements and all other professional services rendered by EY for the years ended December 31, 2017 and 2016.

	For the Years Ended December 31,
	2017	2016
Audit fees(1)	$3,103,675	$3,101,130
Audit-related fees(2)	229,500	-
Tax fees(3)	754,631	849,704
Total fees	$4,087,806	$3,950,834

(1) Audit Fees were for audit services, including (a) the annual audit (including required quarterly reviews), subsidiary audits and other procedures required to be performed by the independent auditors to be able to form an opinion on the Company’s consolidated financial statements; (b) consultation with management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, the Financial Accounting Standards Board or other regulatory or standard-setting bodies; (c) international statutory audits; and (d) services that only the independent auditors reasonably can provide, such as services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings and assistance in responding to SEC comment letters. Audit fees in 2017 and 2016 include S-1 and S-3 registration related fees.

(2) Audit-Related Fees are for services that are reasonably related to the performance of the audit or review of financial statements and are not included in “Audit Fees.”  These services principally included the evaluation of discrete transactions and other supplemental procedures.

(3) Tax Fees were for services related to tax compliance and planning.

The services provided by EY were pre-approved by the Audit Committee. The Audit Committee has considered whether the provision of the above-noted services is compatible with maintaining the independence of the independent registered public accounting firm and has determined, based on advice from EY, that the provision of such services has not adversely affected EY's independence.

According to its charter, the Audit Committee is responsible for approving all audit engagement fees, terms and non-audit engagements with the independent auditors on behalf of the Company in advance of providing any service.

PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, we are offering our stockholders an opportunity to cast an advisory vote on the compensation of our named executive officers, as disclosed in this proxy statement. Although the vote is non-binding, we value continuing and constructive feedback from our stockholders on compensation and other important matters. The Board and the Compensation Committee will consider the voting results when making future compensation decisions.

As described in the “Compensation Discussion and Analysis” section of this proxy statement, we believe that our executive compensation program enables us to attract, retain, and motivate a high-performance executive management team that improves our fundamental financial performance and provides value to the long-term interests of Milacron and its stockholders.

We ask for your advisory vote on the following resolution:

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“RESOLVED, that the stockholders hereby approve the compensation of Milacron’s named executive officers, as described in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

Your Board unanimously recommends that you vote “FOR” approval of this proposal.

PROPOSAL 4 — APPROVAL OF THE AMENDMENT OF THE MILACRON HOLDINGS CORP. 2015 EQUITY INCENTIVE PLAN,

INCLUDING TO INCREASE THE AUTHORIZED SHARES

We are seeking stockholder approval of the Milacron Holdings Corp. 2015 Equity Incentive Plan, as Amended and Restated (the “Plan”), as adopted by the Board on March 5, 2018, subject to stockholder approval.

Stockholder approval of the amendment and restatement (the “Amendment”) is required to (i) increase the number of shares reserved under the Plan by 4,075,000 shares, (ii) authorize the grant of stock options as incentive stock options for purposes of Section 422 of the Code, (iii) ratify a Board-approved limit on the total compensation payable to a non-employee director in a calendar year, and (iv) satisfy New York Stock Exchange guidelines relating to equity compensation.

Any references to the Plan below assume the Amendment is approved, unless stated otherwise. The Milacron Holdings, Inc. 2015 Equity Incentive Plan as in effect prior to the Amendment is referred to below as the “Initial Plan.”

Proposed Share Reserve Increase

Unless and until the Amendment is approved by our stockholders, no awards may be granted under the Plan with respect to the additional shares reserved for issuance under the Amendment. However, we will continue to grant awards under the Plan’s existing terms and from the shares available for issuance under the Plan, without regard to the Amendment proposed in this Proposal. As of

December 31, 2017, 1,422,828 shares of common stock were reserved for issuance and available for future awards under the Plan. The Plan is the Company’s only active employee equity incentive plan. As a result of the limited number of shares remaining available for issuance under the Plan, and in order to have an appropriate supply of shares available for future equity awards under the Plan to recruit, hire, and retain the talent necessary to achieve strong performance in the future, we are requesting the additional 4,075,000 shares for which stockholder approval is being sought.

As of March 7, 2018, there were approximately 69,449,093 shares of our common stock outstanding. The following awards granted under all equity-based compensation plans sponsored by the Company were outstanding as of December 31, 2017: options with respect to 4,670,897 shares of common stock in the aggregate with a weighted average exercise price of $10.76 and a weighted average remaining term of 6.2 years, and full value awards consisting of restricted stock and restricted stock unit awards with respect to 1,040,883 shares of common stock, and 87,202 shares subject to performance-based restricted stock units.

The Board believes that it is in the best interests of the Company and our stockholders to approve the Amendment so that we have sufficient shares available to continue to offer equity awards, which enable us to attract, provide incentives to and retain key personnel and non-employee directors.

Material Changes to the Milacron Holdings 2015 Equity Incentive Plan

The following summary highlights the proposed material changes to the Initial Plan. The Amendment also includes other administrative, clarifying, and conforming changes.

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The number of shares of our common stock reserved for issuance pursuant to awards granted under the Plan has been increased by 4,075,000 shares to 8,175,000 shares (not including shares added to the Plan as a result of forfeitures under the 2012 Plan, as described below).

•

The Plan no longer permits the replenishment of its share reserve with shares withheld from an award or surrendered by an award holder to pay tax withholdings or the award price or shares that are not issued as a result of the net settlement of a stock option or stock appreciation right. Further, the Plan now prohibits the replenishment of the share reserve with shares that are repurchased on the open market using proceeds from the exercise of a stock option.

•

The Plan now mandates a vesting period of at least one year for all awards (other than cash awards or substitute awards), except with respect to awards relating to 5% of the number of shares available for grant as of the effective date of the Amendment (the “Amendment Effective Date”).

•

The limit on compensation payable to a non-employee director has been amended to impose an overall limit of $750,000 on the total compensation that may be granted or paid, whether in equity or cash-settled, to any individual non-employee director as compensation for services as a director for any calendar year. This overall total compensation limit replaces the Initial Plan’s limit on the equity awards that could be granted to a non-employee director in a calendar year, which was 750,000 shares, and did not encompass a limitation on other awards or cash compensation that may be paid to a non-employee director.

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Provisions of the Plan that are relevant solely for purposes of awards that are intended to constitute “performance-based compensation” under Section 162(m) of the Code as in effect prior to the enactment of the Tax Cuts and Jobs Act (“Former Section 162(m)”) have been updated to reflect the repeal of the performance-based compensation exception and the application of such provisions to outstanding awards that were intended to qualify as performance-based under Former Section 162(m) (“Outstanding Qualified Performance-Based Awards”), except that we have retained the Plan’s limits on awards to individual employees and have made such limits broadly applicable, even where there is no intent to comply with Former Section 162(m). We have also made clear that the performance criteria set forth under the Plan (or other criteria) may be used to establish performance goals for awards that are not intended to comply with Former Section 162(m).

•

The Plan no longer provides for the grant of cash performance awards, which have not been granted under the Plan since its inception, but which may be granted outside of the Plan, including under our Annual Bonus Plan or under such other arrangements as may be adopted from time to time.

•

The Plan has been amended to provide that all shares reserved for issuance under the Plan may be (but are not required to be) issued pursuant to incentive stock options.

•

The definition of “change in control” has been updated to reflect that the Company is no longer majority owned by its initial majority owners CCMP.

Key Terms of the Plan at a Glance

The following is a summary of the key provisions of the Plan.

Plan Term	The Plan (as amended) will become effective on the date the stockholders approve the Plan and has a term that extends until May 29, 2025.

Eligible Participants

Employees, consultants or other personal service providers of the Company and any subsidiary of the Company and non-employee directors of the Company are eligible to receive each type of award offered under the Plan, except for “incentive stock options,” within the meaning of Section 422 of the Code, which may be granted only to employees of the Company or any subsidiary of the Company.

Shares Available for Awards

Over the term of the Plan, 8,175,000 shares (after giving effect to the increase of 4,075,000 shares if the Amendment is approved), including shares relating to any portion of an award that is canceled, forfeited, settled in cash or otherwise terminated without delivery of shares to the participant in accordance with Section 4.2 of the Plan (as well as up to 2,000,000 shares resulting from forfeitures under the 2012 Plan), subject to adjustment in the event of certain changes in the capitalization of the Company.

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Award Types	(1) Stock options (2) Stock appreciation rights (SARs) (3) Restricted stock awards (4) Restricted stock units (5) Stock awards

Award Term (Exercisability Period)

Stock options and stock appreciation rights have a term of no longer than 10 years, and incentive stock options granted to 10% owners have a term of no longer than 5 years. All other awards have the terms set forth in the applicable award agreement and in the Plan.

Minimum Vesting Requirements

The Plan mandates a minimum one-year vesting period for all awards granted on or after the Amendment Effective Date (other than cash-settled awards or substitute awards), except with respect to 5% of the number of shares available for grant as of the Amendment Effective Date.

ISO Limits	If the Amendment is approved, all of the shares reserved for issuance under the Plan may be (although are not required to be) issued pursuant to incentive stock options granted under the Plan.
Individual Award Limits

The Plan limits awards granted to an individual participant other than a non-employee director in any calendar year to:

(1)    With respect to stock options, stock appreciation rights and restricted stock awards or restricted stock units that vest in full or in part based on attainment of performance goals, no more than 1,000,000 shares for each such award type individually; and

(2)    With respect to restricted stock awards or restricted stock units that vest in full or in part based on continued employment (without attainment of performance goals), no more than 750,000 shares for each such award type individually.

Not Permitted Without Stockholder Approval (No Repricing)

(1)    Repricing or reducing the exercise price of a stock option or stock appreciation right.

(2)    Cancelling any outstanding underwater stock option or stock appreciation right in exchange for cash or another award (other than in connection with a change in control).

(3)    Any other modification to a stock option or stock appreciation right that would be treated as a “repricing” under the applicable rules, regulations or listing requirements.

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No Liberal Share Recycling

Shares will not be added back to the number of shares available for issuance when (i) shares covered by an award are tendered or withheld in payment of the purchase price or tax withholding due with respect to the award, (ii) shares are not issued or delivered as a result of net settlement of an outstanding stock appreciation right or option, or (iii) shares are repurchased on the open market using proceeds from the exercise of a stock option.

Change in Control	No automatic vesting acceleration upon a change in control (whether single-trigger or double-trigger). The Plan does not contain a liberal definition of change in control.

Summary of the Plan

The following summary of certain material features of the Plan is qualified in its entirety by reference to the Plan, which is attached to this proxy statement as Appendix A.

The Initial Plan became effective on May 29, 2015 prior to and in connection with our initial public offering. The Plan provides for the grant of awards to eligible employees, non-employee directors, consultants or other personal service providers in the form of stock options, stock appreciation rights, restricted stock awards, restricted stock units (“RSUs”) and stock awards.

Administration.  The Plan will be administered by the Compensation Committee or another committee of the Board, comprised of no fewer than two members of the Board who are appointed by the Board to administer the Plan, or, subject to the limitations set forth in the Plan, the Board (the plan administrator is referred to herein as the “Committee”). Subject to the limitations set forth in the Plan, the Committee has the authority (among other things) to determine the persons to whom awards are to be granted, prescribe the restrictions, terms and conditions of all awards, accelerate the vesting or exercisability of any award at any time, interpret the Plan and adopt sub-plans and rules for the administration, interpretation and application of the Plan, including to permit participation by eligible persons who are foreign nationals or employed outside of the United States.

The Committee also has authority to determine and modify the terms of any award granted to participants outside the United States to comply with applicable foreign laws, including, without limitation, for purposes of qualifying an award under a “tax-advantaged” program, including establishing non-U.S. sub-plans to the Plan. For example (without limitation), the Committee, may, in its discretion adopt sub-plans for the grant of awards that qualify for specific French employer and employee tax treatment, should the Committee in its discretion decide to grant such awards to employees in France who are eligible to participate in the Plan. Stockholder approval of the Plan will enable any such French sub-plans to be eligible for such specific tax treatment.

Reservation of Shares.  Subject to adjustments as described below, the number of shares of common stock (par value $0.01 per share) reserved for issuance pursuant to awards granted under the Plan will be 8,175,000, all of which may be (though are not required to be) granted as incentive stock options within the meaning of Section 422 of the Code. In addition, up to 2,000,000 additional shares of common stock may be issued under the Plan as a result of the forfeiture, cancellation or termination for no consideration of an award under the Mcron Acquisition Corp. 2012 Equity Incentive Plan (the “2012 Plan”), as described below. Any shares of common stock delivered under the Plan will consist of authorized and unissued shares, or treasury shares.

In the event of any recapitalization, reclassification, stock dividend, extraordinary cash dividend, stock split, reverse stock split or other distribution with respect to common stock, or any merger, reorganization, consolidation, combination, spin-off, stock purchase or other similar corporate change or any other change affecting common stock (other than regular cash dividends to our stockholders), appropriate and equitable adjustments will be made to the number and kind of shares of common stock available for grant, as well as to the maximum award limits and other maximum share-based limitations under the Plan, and the number and kind of shares of common stock or other terms of the awards that are affected by the event, including their exercise or base price.

Share Counting.  To the extent that an award granted under the Plan is canceled, expired, forfeited, surrendered, settled in cash or by settled by delivery of fewer shares than the number underlying the award or otherwise terminated without delivery of the shares to the participant, the shares of common stock retained by or returned to us will: (i) not be deemed to have been delivered under the Plan, (ii) be available for future awards under the Plan, and (iii) increase the share reserve by one share for each share that is retained by or returned to us. Notwithstanding the foregoing, shares that are (x) withheld from an award or separately surrendered by the participant in payment of the exercise or purchase price or taxes relating to an award, (y) not issued or delivered as a result of the net settlement of an outstanding stock option or stock appreciation right, or (z) repurchased on the open market using proceeds from the exercise of a stock option will be deemed to constitute delivered shares, will not be available for future awards under the Plan and will continue to be counted as outstanding for purposes of determining whether award limits have been attained. Awards assumed or substituted for in a merger, consolidation, acquisition of property or stock or reorganization will not reduce the share reserve, will not be subject to or counted against the award limits under the Plan, and will not replenish the share reserve upon the occurrence of any of the events described at the beginning of this paragraph.

In addition, any shares that become available for issuance under the 2012 Plan as a result of the forfeiture, cancellation or termination for no consideration of an award under the 2012 Plan will not be available for future awards under the 2012 Plan and will be available for future awards under the Plan, subject to a limit of 2,000,000 shares of common stock.

Eligibility.  Employees, consultants or other personal service providers of the Company and any subsidiary of the Company (as defined in the Plan) and non-employee directors of the Company are eligible to receive awards under the Plan. As of December 31, 2017, approximately 5,968 persons, including 5,954 non-executive employees, three executive officers and 11 non-employee directors were eligible to receive awards under the Plan.

Fair Market Value of Shares.  The fair market value of our shares on any relevant date, as defined under the Plan, is generally the closing price per share on that date as reported on the New York Stock Exchange. The closing price of our shares as reported on the New York Stock Exchange on March 7, 2018 was $21.14 per share.

Minimum Vesting Requirements.  Except with respect to 5% of the number of shares available for grant as of the Amendment Effective Date (the “Five Percent Pool”), the Plan mandates a minimum one-year vesting period for all awards granted on or after the Amendment Effective Date, other than awards which may be settled only in cash, or awards granted in substitution for awards previously granted by a company acquired by the Company. The Committee has discretion to accelerate the vesting of awards as permitted by the Plan, including upon a change in control or upon a participant’s termination of service.

Stock Options.  Stock options granted under the Plan may be issued as either incentive stock options, within the meaning of Section 422 of the Code, or as nonqualified stock options. Incentive stock options may be granted only to employees of the Company and our subsidiaries as defined in Section 424(f) of the Code. The exercise price per share of an option will be not less than 100% of the fair market value of a share of common stock on the date of the grant of the option and the maximum term of an option will be 10 years from the date of grant. In addition, in the case of any incentive stock option granted to any individual who owns, as of the date of grant, shares possessing more than 10% of the total combined voting power of all classes of our shares, the incentive stock option must have an exercise price that is not less than 110% of the fair market value of a share on the date of grant and the maximum term of any such incentive stock option is 5 years. Subject to the Plan’s minimum vesting requirements, the Committee will determine the vesting and/or exercisability requirements and the terms of exercise of each option, including the effect of termination of service of a participant or a change in control. The vesting requirements may be based on the continued employment or service of the participant for a specified time period or on the attainment of specified business performance goals established by the Committee. The vesting of options may be accelerated in certain circumstances, as determined by the Committee.

To exercise an option, the participant must pay the exercise price, subject to specified conditions, (i) in cash or by cash equivalent acceptable to the Committee, or, (ii) to the extent permitted by the Committee, and set forth in an award agreement, (A) in shares of common stock, (B) through an open-market broker-assisted transaction, (C) by reducing the number of shares of common stock otherwise deliverable upon the exercise of the stock option, (D) by combination of any of the above methods or (E) by such other method approved by the Committee, and must pay any required tax withholding amounts. Dividends may not be paid with respect to the shares of common stock subject to stock options. Dividend equivalent rights shall be granted with respect to shares of common stock subject to stock options to the extent permitted by the Committee or set forth in an award agreement.

Stock Appreciation Rights.  A stock appreciation right may be granted either in tandem with an option or without a related option. A stock appreciation right entitles the participant, upon settlement or exercise, to receive a payment based on the excess of the fair market value of a share of common stock on the date of settlement or exercise over the base price of the right, multiplied by the number of shares of common stock as to which the right is being settled or exercised. Stock appreciation rights may be granted on a basis that allows for the exercise of the right by the participant or that provides for the automatic payment of the right upon a specified date or event. The base price of a stock appreciation right may not be less than 100% of the fair market value of a share of common stock on the date of grant. Subject to the Plan’s minimum vesting requirements, the Committee will determine the vesting requirements and the terms of exercise of each stock appreciation right, including the effect of termination of service of a participant or a change in control. The vesting requirements may be based on the continued employment or service of the participant for a specified time period or on the attainment of specified business performance goals established by the Committee. The vesting of stock appreciation rights may be accelerated in certain circumstances, as determined by the Committee. The maximum term of a stock appreciation right will be 10 years from the date of grant. Stock appreciation rights may be payable in cash or in shares of common stock or in a combination of both. Dividends may not be paid with respect to the shares of common stock subject to stock appreciation rights. Dividend equivalent rights shall be granted with respect to shares of common stock subject to stock appreciation rights to the extent permitted by the Committee or set forth in an award agreement.

Restricted Stock Awards.  A restricted stock award represents shares of common stock that are issued subject to restrictions on transfer and vesting requirements. Subject to the Plan’s minimum vesting requirements, the vesting requirements may be based on the continued service of the participant for a specified time period or on the attainment of specified performance goals established by the Committee, and vesting may be accelerated in certain circumstances, as determined by the Committee. Unless otherwise set forth in an award agreement or determined by the Committee, restricted stock award holders will have all of the rights of a stockholder with respect to unvested shares (including, the right to vote or receive dividends and other distributions paid or made with respect thereto), unless and until such shares vest. The Committee may provide in an award agreement for the payment of dividends at such times as paid to Company stockholders generally, at the times of vesting or other payment of the restricted stock award or otherwise.

Restricted Stock Units.  An award of restricted stock units, or RSUs, provides the participant the right to receive a payment based on the value of a share of common stock. Subject to the Plan’s minimum vesting requirements, the Committee will determine the vesting requirements of RSUs and any other restrictions or conditions to payment. RSUs may vest based solely on the continued service of the participant for a specified time period. In addition, RSUs may be designated as performance stock units, or PSUs and may vest in whole or in part based on the attainment of specified performance goals established by the Committee. The vesting of RSUs and PSUs may be accelerated in certain circumstances, as determined by the Committee. RSU and PSU awards will become payable to a participant at the time or times determined by the Committee and set forth in the award agreement, which may be upon or following the vesting of the award. RSU and PSU awards are payable in cash or in shares of common stock or in a combination of both. RSUs and PSUs may be granted together with a dividend equivalent right with respect to the shares of common stock subject to the award. Dividend equivalent rights will be paid at such time as determined by the Committee in its discretion (including, without limitation, at the times paid to stockholders generally or at the times of vesting or payment of the RSU or PSU), as set forth in an award agreement. Dividend equivalent rights may be subject to forfeiture under the same conditions as apply to the underlying RSUs or PSUs, as set forth in an award agreement. Holders of RSUs and PSUs will not have any of the rights of stockholders with respect to unvested shares, unless and until such shares vest and are delivered to the participant.

Stock Awards.  A stock award represents shares of common stock that, to the extent issued from the Five Percent Pool, will be issued free of restrictions on transfer and free of forfeiture conditions and to which the participant is entitled all incidents of ownership. A stock award may be granted for past services, in lieu of any bonus or other cash compensation, as directors’ fees or for any other valid purpose as determined by the Committee. The Committee will determine the terms and conditions of stock awards, and such stock awards may be made from the Five Percent Pool without vesting requirements. Upon the issuance of shares of common stock under a stock award, the participant will have all rights of a stockholder with respect to such shares of common stock, including the right to vote the shares and receive all dividends and other distributions on the shares.

Performance Criteria.  The Committee may specify that the grant, vesting, exercise, payment or issuance of any award be subject to or based on achievement of performance goals, as well as such other conditions as determined by the Committee and set forth in the award agreement. Such performance goals may be based on criteria including, without limitation, one or any combination of the following, for us or any identified subsidiary or business unit, as determined by the Committee: (a) net earnings; (b) earnings per share; (c) net debt; (d) revenue or sales growth; (e) net or operating income; (f) net operating profit; (g) return measures (including, but not limited to, return on assets, capital, invested capital, equity or sales); (h) cash flow (including, but not limited to, operating cash flow, distributable cash flow and free cash flow); (i) earnings before or after taxes, interest, depreciation, amortization and/or rent; (j) share price (including, but not limited to growth measures and total stockholder return); (k) expense control or loss management; (l) customer satisfaction; (m) market share; (n) economic value added; (o) working capital; (p) the formation of joint ventures or the completion of other corporate transactions; (q) gross or net profit margins; (r) revenue mix; (s) operating efficiency; (t) product diversification; (u) market penetration; (v) measurable achievement in quality, operation or compliance initiatives; (w) quarterly dividends or distributions; (x) employee retention or turnover; or (y) any combination of or a specified increase in any of the foregoing. The performance goals may be applied on an absolute basis or relative to an identified index, peer group or one or more competitors or other companies (including particular business segments or divisions of such companies), or in such other manner as specified by the Committee.

Other than for an Outstanding Qualified Performance-Based Award, the Committee may provide after the grant of an award for the performance goals or the manner in which performance will be measured against the performance goals for such award to be adjusted in such objective manner as it deems appropriate, including, without limitation, adjustments to reflect charges for restructurings, non-operating income, the impact of corporate transactions or discontinued operations, extraordinary and other unusual or non-recurring items or events and the cumulative effects of accounting or tax law changes.

Further, the Committee shall, to the extent provided in an award agreement, have the right, in its discretion, to reduce or eliminate the amount otherwise payable to any participant under an award and to establish rules or procedures that have the effect of limiting the amount payable to any participant to an amount that is less than the amount that is otherwise payable under an award. The Committee shall not have discretion to increase the amount that is otherwise payable to any participant pursuant to an Outstanding Qualified Performance-Based Award. Following the conclusion of the performance period for an Outstanding Qualified Performance-Based Award, the Committee shall certify in writing whether the applicable performance goals have been achieved, or certify the degree of achievement, if applicable. Upon certification of the performance goals for an Outstanding Qualified Performance-Based Award, the Committee shall determine the level of vesting or amount of payment to the participant pursuant to the award, if any.

Award Limitations for Eligible Persons other than Non-Employee Directors.  The maximum number of shares of common stock that may be subject to each award type that is granted to a participant other than a non-employee director during any calendar year shall be limited as follows (subject to adjustment, as described above): (i) 1,000,000 shares of common stock subject to stock options, (ii) 1,000,000 shares of common stock subject to stock appreciation rights, (iii) 1,000,000 shares of common stock subject to restricted stock awards that vest in full or in part based on the attainment of performance goals, (iv) 750,000 shares of common stock subject to restricted stock awards that vest in full or in part based on continued employment over a stated period of time (without required attainment of performance goals), (v) 1,000,000 shares of common stock subject to restricted stock units that vest in full or in part based on the attainment of performance goals and (vi) 750,000 shares of common stock subject to restricted stock units that vest in full or in part based on continued employment over a stated period of time (without required attainment of performance goals).

Non-Employee Director Compensation Limit.  Notwithstanding any other provision in the Plan or in any Company policy regarding non-employee director compensation, the maximum amount of total compensation payable to a non-employee director for services in a calendar year may not exceed $750,000, calculated as the sum of (i) the grant date fair value (determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718) of all awards payable in shares and the maximum cash value of any cash-settled award granted under the Plan, plus (ii) cash compensation in the form of Board and committee retainers and meeting or similar fees. Compensation counts towards this limit for the calendar year in which it is granted or earned by a non-employee director, and not later when distributed, in the event it is deferred.

Effect of Change in Control.  Upon the occurrence of a change in control (as defined in the Plan), unless otherwise specifically prohibited under applicable law, or unless otherwise provided in the applicable award agreement, the Committee is authorized to make adjustments in the terms and conditions of outstanding awards, including without limitation the following (or any combination thereof): (i) continuation or assumption of such outstanding awards by us (if we are the surviving company or corporation) or by the surviving company or corporation or its parent; (ii) substitution by the surviving company or corporation or its parent of awards with substantially the same terms as such outstanding awards (with appropriate adjustments to the type of consideration payable upon settlement of the awards); (iii) accelerated exercisability, vesting and/or payment of awards; and (iv) if all or substantially all of our outstanding shares of common stock transferred in exchange for cash consideration in connection with such change in control: (a) upon written notice, provide that any outstanding stock options and stock appreciation rights are exercisable during a reasonable period of time immediately prior to the scheduled consummation of the event or such other reasonable period as determined by the committee (contingent upon the consummation of the event), and at the end of such period, such stock options and stock appreciation rights will terminate to the extent not so exercised within the relevant period; and (b) cancellation of all or any portion of outstanding awards for fair value, as determined in the sole discretion of the Committee.

Transferability of Awards.  Awards under the Plan are generally nontransferable, other than upon death, when awards may be transferred to the deceased participant’s beneficiary or by will or the laws of descent and distribution.  Nonqualified stock options may be transferred to family members to the extent permitted by Form S-8 registration rules, or as otherwise permitted by the Committee.  However, in no event may an award under the Plan be transferred for consideration to a third party financial institution.

Forfeiture.  The Committee may specify in an award agreement that an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, including termination of service for “cause” (as defined in the Plan), violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the participant, or other conduct by the participant that is detrimental to our business or reputation. Unless otherwise provided by the Committee and set forth in an award agreement, if (i) a participant’s service is terminated for “cause” or (ii) after termination of service for any other reason, the Committee determines in its discretion that the participant engaged in conduct that violates any material terms contained in any non-competition, non-solicitation, confidentiality, or any similar restrictive covenant agreement to which the participant is a party, such participant’s rights, payments and benefits with respect to awards under the Plan shall be subject to cancellation, forfeiture and/or recoupment.

Right of Recapture.  If pursuant to any award a participant receives a payment calculated based on financial statements that are subsequently required to be restated in a way that would decrease the value of such payment, the participant will (if not prohibited by law), upon our written request, forfeit and repay to us the difference between what the participant received and what the participant should have received based on the accounting restatement, in accordance with (i) our compensation recovery, “clawback” or similar policy, as may be in effect from time to time and (ii) any compensation or payment recovery, “clawback” or similar policy made applicable by law including the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Tax Withholding.  The participant shall be responsible for payment of any taxes or similar charges required by law to be paid or withheld from an award or an amount paid in satisfaction of any award, or otherwise applicable to the participant. Any required withholdings shall be paid by the participant on or prior to the payment or other event that results in taxable income in respect of an award. The award agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of award, which may include, without limitation, permitting the participant to elect to satisfy the withholding obligation by tendering shares of common stock to us or having us withhold a number of shares of common stock having a value at least sufficient to satisfy the statutory amount of applicable taxes or similar charge required to be paid or withheld.

Deferrals of Payment.  The committee may in its discretion permit participants in the 2015 Equity Incentive Plan to defer the receipt of payment of cash or delivery of shares of common stock that would otherwise be due by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an award on a deferred basis in accordance with the terms of the 2015 Equity Incentive Plan; provided, however, that such discretion shall not apply in the case of a stock option or stock appreciation right.

Trading Policy Considerations.  Stock option exercises and other awards granted under the Plan shall be subject to our insider trading policy related restrictions, terms and conditions as in effect, from time to time.

Term, Amendment and Termination.  The term of the Plan is 10 years from the date it was approved by the Board on May 29, 2015. The Board may amend, modify, suspend or terminate the Plan at any time. However, no termination or amendment of the Plan will materially adversely affect any award theretofore granted without the consent of the participant or the permitted transferee of the award. The Board may seek the approval of any amendment by our stockholders to the extent it deems necessary or advisable for purposes of compliance with Section 422 of the Code, the listing requirements of the New York Stock Exchange or for any other purpose.

Certain U.S. Federal Income Tax Consequences

We believe that, based on the laws as in effect on the date of this proxy statement, the following are the principal U.S. federal income tax consequences to participants and to us of options and other awards granted under the Plan. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee, director, consultant or other personal service provider to our Company or one of our subsidiaries.  The provisions of the Code and regulations thereunder relating to these matters are complicated, may change and their impact in any one case may depend upon the particular circumstances.  Further, this summary does not discuss the tax consequences of a participant’s death or the provisions of any income tax laws of any municipality, state or foreign country in which a participant may reside. The Plan is not qualified under Section 401(a) of the Code.

Nonqualified Stock Options. With respect to nonqualified stock options: (i) no income is recognized by the participant at the time the nonqualified stock option is granted; (ii) generally, at exercise, ordinary income is recognized by the participant in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise and we are entitled to a tax deduction in the same amount (subject to the restrictions on deductibility described under “Section 162(m) Limitation” below); and (iii) upon disposition of the shares, any gain or loss is treated as capital gain or loss. If the options are exercised and the shares acquired are sold on the same date, generally, the difference between the option exercise price paid for the shares and the sale price is recognized as ordinary income and no capital gain or loss is reported. If required, income tax must be withheld from the participant on the income recognized by the participant upon exercise of a nonqualified stock option.

Incentive Stock Options. The grant of an incentive stock option under the Plan will not result in any federal income tax consequences to the participant or to our company.  A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. In the event of a disposition of common stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, or within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of these holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the common stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the common stock was held for more than one year. In the year of the disqualifying disposition, we are entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m).

The “spread” under an incentive stock option (i.e., the difference between the fair market value of the shares at exercise and the exercise price) is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. The alternative minimum tax will not apply with respect to incentive stock options if the participant sells the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

Stock Appreciation Rights. Upon exercise of a stock appreciation right, the participant will recognize ordinary income in an amount equal to the difference between the aggregate fair market value of the shares with respect to the number of shares that the stock appreciation right is exercised over the aggregate base price for such shares subject to the stock appreciation right. We generally will be entitled to a business expense deduction in the same amount and at the same time as the participant recognizes ordinary compensation income (subject to the limits of Section 162(m)). If required, income tax must be withheld from the participant on the income recognized by the participant upon exercise of a stock appreciation right.

Restricted Stock Awards.  In the absence of a Section 83(b) election (as described below), a participant who receives a restricted stock award will recognize no income at the time of grant. When the restrictions lapse, a participant will recognize ordinary income equal to the fair market value of the stock when the restrictions lapse over the amount paid (if any) for the stock. As the restrictions applicable to a restricted stock award lapse, the participant will include the applicable portion of the shares that vests as ordinary income. The participant’s basis in the common stock is equal to the amount included in income on the expiration of the restrictions and the amount paid (if any), and the holding period will begin when the restrictions end. Any disposition of the restricted stock will result in a long- or short-term capital gain or loss (depending on the time the common stock is held after the restrictions end). We generally will be entitled to a deduction equal to the fair market value of the common stock when it is included in the participant’s income, and will also be entitled to a business expense deduction for dividends paid to the participant (if any) on common stock that remains subject to restrictions (in each case subject to the limits of Section 162(m)).

If a Section 83(b) election is made within 30 days of the grant of the award, the participant must recognize the fair market value of the restricted stock on the date of grant as ordinary income as of the date of grant, and the holding period for long-term capital gains treatment would begin at the time the restricted stock award is granted. We generally would be entitled to a corresponding business expense deduction for the grant (subject to the limits of Section 162(m)), but dividends on the stock would not be deductible. Any subsequent disposition of the stock by the participant, other than by forfeiture, would result in capital gain or loss, which would be long- or short-term, depending on the holding period. Upon a subsequent forfeiture of restricted stock with respect to which a Section 83(b) election has been made, no deduction will be allowed in respect of the amount included as income at the time the Section 83(b) election was made; however, the participant will generally be allowed a loss deduction equal to the amount (if any) the participant paid for the restricted stock over the amount (if any) we paid the participant for the restricted stock at the time it is forfeited.

If required, income tax must be withheld from the participant on the income recognized by the participant at the time the restrictions on the restricted stock lapse (or grant of the restricted stock, in the event the participant makes a Section 83(b) election).

Restricted Stock Units.  A participant will not recognize any income at the time an RSU is granted, nor will we be entitled to a deduction at that time. When payment on an RSU is made, the participant will recognize ordinary income in an amount equal to the fair market value of the common stock received (or if the RSU is settled in cash, the cash amount). If required, income tax must be withheld on the income recognized by the participant. We will receive a deduction for federal income tax purposes equal to the ordinary income recognized by the participant, subject to the limits of Section 162(m).

Dividend Equivalent Rights. A recipient of dividend equivalent rights generally will recognize ordinary income at the time the dividend equivalent right is paid. If required, income tax must be withheld on the income recognized by the participant. We will receive a deduction for federal income tax purposes equal to the ordinary income recognized by the participant, subject to the limits of Section 162(m).

Stock Awards.  A participant who receives a stock award will recognize ordinary income at grant in an amount equal to the fair market value of the common stock received. If required, income tax must be withheld on the income recognized by the participant. We will receive a deduction for federal income tax purposes equal to the ordinary income recognized by the participant, subject to the limits of Section 162(m).

Performance-Based Awards (including PSUs). A participant will generally not recognize income at the time an award based on achievement of performance goals is granted, nor will we be entitled to a deduction at that time. When payment on the performance award is made, the participant generally will recognize ordinary income in an amount equal to the fair market value of the common stock received, or if the award is settled in cash, the cash amount. If required, income tax must be withheld on the income recognized by the participant. We will receive a deduction for federal income tax purposes equal to the ordinary income recognized by the participant, subject to the limits of Section 162(m).

Section 162(m) Limitation. Section 162(m) of the Code generally provides that publicly held companies (as defined in Section 162(m)(2) of the Code) may not deduct compensation paid to certain of their top executive officers to the extent such compensation exceeds $1 million per covered officer in any year. For taxable years beginning prior to 2018, a limited exception to Section 162(m) has applied with respect to “performance-based compensation” that complies with conditions imposed by Former Section 162(m) rules. However, as noted above, this exception from Section 162(m)’s deduction limit for performance-based compensation has been repealed by the Tax Cuts and Jobs Act, effective for taxable years beginning after December 31, 2017, except with respect to certain grandfathered arrangements in effect as of November 2, 2017. Additionally, under a Section 162(m) transition rule for compensation plans or agreements of corporations which are privately held and which become publicly held in an IPO, compensation paid under a plan or agreement that existed prior to the IPO will not be subject to Section 162(m) until the earliest of (1) the expiration of the plan or agreement, (2) a material modification of the plan or agreement, (3) the issuance of all employer stock and other compensation that has been allocated under the plan, or (4) the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the year of the IPO. Historically, awards granted under the Plan to our covered executive officers have been intended to qualify for one of the two exceptions from Section 162(m)’s $1 million deduction limit described above (subject to our obtaining the requisite stockholder approval with respect to our Outstanding Qualified Performance-Based Awards, as discussed in Proposal 5 below). However, going-forward, to the extent that the above exceptions do not apply, compensation paid to our covered executive officers (as defined by current Section 162(m) rules) in excess of $1 million will not be deductible.

Section 409A.  Section 409A of the Code imposes certain requirements on non-qualified deferred compensation arrangements. These include requirements on an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions must be made on or following the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred. For specified officers, Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service. Certain awards under the Plan may be designed to be subject to the requirements of Section 409A in form and in operation. For example, restricted stock units that provide for a settlement date following the vesting date may be subject to Section 409A. If an award under the Plan is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal penalty tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

New Plan Benefits

We have not granted awards under the Plan that are conditioned upon stockholder approval of the Amendment.  We have, however, granted performance stock units (PSUs) under the Plan to certain of our executive officers and other employees which are subject to approval by our stockholders of Proposal 5 below for purposes of meeting the “performance-based compensation” requirements of Former Section 162(m). The number of PSUs granted is set forth in the table below and details of the terms of the awards are set forth in Proposal 5.

Milacron Holdings, Inc. 2015 Equity Incentive Plan
Name and Position	Dollar Value ($)	Number of Units(1)
Tom Goeke, President and Chief Executive Officer	____	69,626
Bruce Chalmers, Chief Financial Officer	____	-
Ron Krisanda, Former President and Chief Operating Officer	____	18,186
Executive Group	____	87,812
Non-Executive Director Group	____	-
Non-Executive Officer Employee Group	____	67,048

(1) PSUs are disclosed at the maximum level payable, if the applicable performance goals are met. The dollar value of the shares that will be received by employees upon vesting of the PSUs is indeterminable at this time and is therefore not included in the above table.

Future awards under the Plan will be determined by the Committee and may vary from year to year and from participant to participant. Thus, except as set forth in the table above, future awards under the Plan are not determinable at this time because the awards are discretionary and/or, with respect to certain awards to nonemployee directors, depend on the value of our common stock at the time that grants are determined.

Prior Grants under the Initial Plan

As of March 2, 2018, awards covering 3,769,951 shares of common stock have been granted under the Initial Plan. The following table shows information regarding the grants of those awards among the persons and groups identified below. No awards have been granted under the Plan to any nominee for election as a director or to any associate of a non-employee director, nominee or executive officer, and no other person has been granted five percent or more of the total amount of awards granted under the Plan.

	Stock Options Number of Shares	Restricted Stock Number of Shares	RSUs and PSUs (1) Number of Shares
Named Executive Officers:
Tom Goeke, President and Chief Executive Officer	472,035	174,656	208,250 PSUs
Bruce Chalmers, Chief Financial Officer	108,517	124,204	69,736 PSUs
Ron Krisanda, Former President and Chief Operating Officer	225,728	30,336	18,186 PSUs 13,640 RSUs
Current Executive Officers as a Group	806,280	329,196	296,172 PSUs 13,640 RSUs
Current Non-Executive Director Group	-	-	148,346 RSUs
Non-Executive Officer Employee Group	1,041,197	876,536	159,304 PSUs 430,836 RSUs

(1) PSUs are disclosed at the maximum level payable, if the applicable performance goals are met.

Registration of Shares

If this Proposal is approved by our stockholders, the Board of Directors intends to cause the shares of common stock that will become available for issuance under the Plan to be registered on a Form S-8 Registration Statement to be filed with the SEC at the Company’s expense prior to the issuance of any such shares.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends that stockholders vote FOR Proposal 4, to approve the amendment of the Milacron Holdings Corp. 2015 Equity Incentive Plan, including to increase the authorized shares.

PROPOSAL 5 — APPROVAL OF THE MATERIAL TERMS OF AWARDS UNDER CODE SECTION 162(M)

We are seeking stockholder approval of the material terms of certain performance stock units (“PSUs”) for the purpose of qualifying such awards as “performance-based compensation” that may be fully deductible for U.S. federal income tax purposes under Section 162(m) of the Code as in effect prior to the effective date of the Tax Cuts and Jobs Act (Former Section 162(m)). The PSUs were granted under the Milacron Holdings Corp. 2015 Equity Incentive Plan, prior to the amendment and restatement of the plan that we are requesting our stockholders to approve in Proposal 4 above (the Initial Plan), and prior to the repeal of the performance-based compensation exception under Former Section 162(m). To comply with Former Section 162(m), we require stockholder approval of the material terms of the performance goals under which the PSUs are payable because the PSUs do not qualify for a post-IPO exemption from Section 162(m) that has generally been available for awards granted under the Initial Plan.

Overview of Section 162(m)

Section 162(m) of the Code (“Section 162(m)”) provides that publicly held companies may not deduct compensation paid to certain of their top executive officers to the extent such compensation exceeds $1 million per covered officer in any year. Regulations under Section 162(m) provide an exemption from the $1 million deduction limit for compensation paid by corporations which become publicly held in an initial public offering (“IPO”) under a plan (or agreement) in effect prior to the IPO, for a transition period following the IPO, which ends on the earliest of  (1) the expiration of the plan, (2) a material modification of the plan, (3) the issuance of all employer stock and other compensation that has been allocated under the plan, or (4) the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the year of the IPO. In order to qualify for this transition exemption, stock unit awards such as the PSUs must be paid prior to the end of the post-IPO transition period.

Further, for taxable years beginning prior to 2018, an exception to Section 162(m) has applied to “performance-based compensation” that complies with certain conditions, including that stockholders must approve the material terms of the performance goals under which the compensation is to be paid before the compensation is paid. The Tax Cuts and Jobs Act, which was signed into law on December 22, 2017, has repealed the performance-based compensation exception from Section 162(m)’s deduction limit, effective for taxable years beginning after December 31, 2017. Under the Tax Cuts and Jobs Act, grandfathering relief applies for remuneration paid under certain arrangements that were in effect on November 2, 2017 and that are not materially modified thereafter.

Approval of Material Terms of PSU Awards

The PSUs were granted under the Initial Plan in March 2017. As described above in Proposal 4, the Initial Plan became effective on May 29, 2015 prior to and in connection with our IPO, which occurred in June 2015. To date, we have generally been able to grant awards under the Initial Plan that are exempt from Section 162(m)’s $1 million deduction limit, in reliance on the post-IPO transition rule for corporations that become publicly held in an IPO. However, the Initial Plan was also designed to permit the grant of “performance-based compensation,” under Former Section 162(m), subject to our obtaining stockholder approval of the material terms of the performance goals thereunder.

The post-IPO transition rule exemption from Section 162(m) does not apply to the PSUs because they are generally not payable until 2020. As a result, we granted the PSUs to a total of eleven of our employees who were or may become covered employees under the rules set forth in Former Section 162(m) with the intention that they would qualify as “performance-based compensation” under Former Section 162(m). Because the PSUs were granted in March 2017 and were in effect on November 2, 2017, they may qualify for grandfathering relief under Former Section 162(m), provided that our stockholders approve the material terms of the performance goals for such awards. The amendment and restatement of the Initial Plan, proposed in Proposal 4 above, does not apply to the PSUs to the extent that it would materially modify their terms for purposes of the grandfathering relief under the Tax Cuts and Jobs Act.

Therefore, we are seeking stockholder approval of the material terms of the performance goals of the PSUs granted to our employees who are or may become covered employees under Former Section 162(m). Under Former Section 162(m), such employees include our Chief Executive Officer, our three other most highly compensated officers (other than our Chief Financial Officer) and certain other employees.

For purposes of Former Section 162(m), the material terms of the performance goals under which the PSUs may be paid under the Plan include: (i) the employees eligible to receive payments under the PSUs; (ii) the business criteria upon which the PSU performance goals are based; and (iii) the maximum amount of compensation that may be paid to any employee pursuant to the PSUs if the performance goals are attained.

The PSUs that are intended to constitute performance-based compensation under Former Section 162(m) have been granted to Tom Goeke, Ron Krisanda and certain other employees, as further discussed below under “New Plan Benefits” (the “Covered Employees”). The PSUs vest and may become payable in shares of our common stock (par value $0.01 per share) based on the Company’s achievement of certain Return on Invested Capital (“ROIC”) performance goals over a three-year performance period which ends on December 31, 2019 and subject to continued employment (with limited exceptions in connection with a change in control). For this purpose, ROIC is calculated by dividing (x) Adjusted EBITDA (i.e., net income before interest expense, taxes, depreciation and amortization for the Company’s fiscal year 2019, as reported in the Company’s U.S. GAAP financial statements) by (y) Invested Capital, as defined in Exhibit A to the Performance Stock Unit Award Agreement entered into with the Covered Employees (and filed as Exhibit 10.4 to the Company’s Form 10-Q for the quarterly period ended June 30, 2017). The maximum amount of compensation that may become payable to any Covered Employee if the performance goals of the PSUs are met is 69,626 shares of our common stock.

By approving this Proposal 5, our stockholders will be approving the above material terms of the performance goals of the PSUs, which may enable us to deduct in full for U.S. federal income tax purposes any compensation that the Covered Employees may receive if the PSUs vest. Such deduction is available only if the PSUs qualify for grandfathering relief under the Tax Cuts and Jobs Act and otherwise meet all applicable requirements of Former Section 162(m). Because of the fact-based nature of the performance-based compensation exception under Former Section 162(m), the limited guidance thereunder, and the uncertain scope of grandfathering relief, we cannot guarantee that the PSUs will qualify for the exception to Section 162(m).

Summary of the Plan

For a summary of the material terms of the Milacron Holdings Corp. 2015 Equity Incentive Plan, as Amended and Restated (the Plan), under which the PSUs were granted, refer to Proposal 4 above.

New Plan Benefits / Prior Grants

The following table sets forth the number of PSUs that we have granted to certain of our executive officers and other employees, which are subject to approval by our stockholders as described above for purposes of meeting the “performance-based compensation” requirements of Former Section 162(m). For information on other benefits and prior grants made under the Plan, refer to Proposal 4 above.

Milacron Holdings, Inc. 2015 Equity Incentive Plan
Name and Position	Dollar Value ($)	Number of Units(1)
Tom Goeke, President and Chief Executive Officer	____	69,626
Bruce Chalmers, Chief Financial Officer	____	-
Ron Krisanda, Former President and Chief Operating Officer	____	18,186
Executive Group	____	87,812
Non-Executive Director Group	____	-
Non-Executive Officer Employee Group	____	67,048

(1) PSUs are disclosed at the maximum level payable, if the applicable performance goals are met. The dollar value of the shares that will be received by employees upon vesting of the PSUs is indeterminable at this time and is therefore not included in the above table.

Fair Market Value of Shares

The PSUs may become payable in shares of our common stock, with each PSU representing a contingent right to receive one share. The closing price of our shares as reported on the New York Stock Exchange on March 7, 2018 was $21.14 per share.

Certain U.S. Federal Income Tax Consequences

We believe that, based on the laws as in effect on the date of this proxy statement, the following are the principal U.S. federal income tax consequences to participants and to us of the PSUs that are the subject of this Proposal 5.

The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee.  The provisions of the Code and regulations thereunder relating to these matters are complicated, may change and their impact in any one case may depend upon the particular circumstances. Further, this summary does not discuss the tax consequences of a participant’s death or the provisions of any income tax laws of any municipality, state or foreign country in which a participant may reside.

Performance Stock Units. A participant will generally not recognize income at the time PSUs are granted, nor will we be entitled to a deduction at that time. When payment on the PSUs is made, the participant generally will recognize ordinary income in an amount equal to the fair market value of the common stock received, or if the award is settled in cash, the cash amount. If required, income tax must be withheld on the income recognized by the participant. We will receive a deduction for federal income tax purposes equal to the ordinary income recognized by the participant, subject to the limits of Section 162(m). The tax consequences under Section 162(m) are outlined above in this Proposal 5, as well as under “Section 162(m) Limitation” in Proposal 4 above.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends that stockholders vote FOR Proposal 5, to approve the material terms of awards under Code Section 162(m).

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information, as of December 31, 2017, about our Common Stock that may be issued upon the exercise of options and settlement of other equity awards under all compensation plans under which equity securities are reserved for issuance.  The Mcron Acquisition Corp 2012 Equity Incentive Plan and the Milacron Holdings Corp. 2015 Equity Incentive Plan are our only equity compensation plans pursuant to which our equity securities are authorized for issuance. Both plans were approved by our stockholders prior to our initial public offering, and we are seeking re-approval of the Milacron Holdings Corp. 2015 Equity Incentive Plan in Proposal 4 of this proxy statement.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	5,144,460(1)	$10.76(2)	1,422,828(3)
Equity compensation plans not approved by security holders	--	--	--
Total	5,144,460	$10.76	1,422,828

(1)

Includes 1,506,251 stock options, 299,159 restricted stock units and a maximum of 174,404 performance stock units that were outstanding on December 31, 2017 under the Milacron Holdings Corp. 2015 Equity Incentive Plan, and 3,164,646 stock options that were outstanding on December 31, 2017 under the Mcron Acquisition Corp 2012 Equity Incentive Plan.

(2)

Only option awards were used in computing the weighted-average exercise price.  Restricted stock unit awards and performance stock unit awards have no exercise price.

(3)

This amount represents shares of common stock available for issuance under the Milacron Holdings Corp. 2015 Equity Incentive Plan.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee represents and assists the Board in fulfilling its oversight responsibility relating to (i) the integrity of the Company's financial statements and financial reporting process and the Company's systems of internal accounting and financial controls; (ii) the performance of the internal audit services function; (iii) the annual independent audits of the Company's financial statements and management's report regarding the effectiveness of the Company's system of internal control over financial reporting, the engagement of the independent auditors and the evaluation of the independent auditors' qualifications, independence and performance; (iv) the compliance by the Company with legal and regulatory requirements, including the Company's disclosure controls and procedures; (v) the evaluation of enterprise risk issues; and (vi) the fulfillment of the other responsibilities set out in the committee's charter. The Audit Committee has the responsibility for the engagement and retention of the Company's independent registered public accounting firm and the approval of all audit and other engagement fees.

In discharging its responsibilities, the Audit Committee is not itself responsible for the planning or conducting of audits or for any determination that the Company's financial statements are complete and accurate or in accordance with generally accepted accounting principles. The Company's management is primarily responsible for its financial statements and the quality and integrity of the reporting process. The independent registered public accounting firm Ernst & Young LLP is responsible for auditing those financial statements with accounting principles generally accepted in the United States of America.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2017, management's report of the effectiveness of the Company's system of internal control over financial reporting and Ernst & Young's report of the effectiveness of the Company's system of internal control over financial reporting with the Company's management and representatives of the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, as well as by SEC regulations. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

Ernst & Young LLP audited the financial records of the Company and its subsidiaries for the year ended December 31, 2017.  Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting of Stockholders and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

In reliance on its review of the audited consolidated financial statements, the review of the report of management on the effectiveness of the Company's internal control over financial reporting and Ernst & Young's report thereon, the discussions referred to above and the receipt of the written disclosures referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the SEC.

Respectfully submitted by the Audit Committee of the Board of Directors.

Jim Kratochvil, Chair Waters Davis David Reeder Rebecca Steinfort

OTHER BUSINESS

The Board of Directors has no knowledge of any other matter to be submitted at the Annual Meeting of Stockholders. If any other matter shall properly come before the annual meeting, the persons named in this proxy statement will have discretionary authority to vote the shares thereby represented in accordance with their best judgment.

PROPOSALS BY STOCKHOLDERS

Proposals that stockholders wish to submit for inclusion in our proxy statement and related form of proxy for our 2019 annual meeting of stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received by us at 10200 Alliance Road, Suite 200, Cincinnati, Ohio 45242, attention of Hugh O’Donnell, Vice President, General Counsel and Secretary, no later than November 24, 2018, unless the date of our 2019 annual meeting is more than 30 days before or after April 24, 2019, in which case the deadline will be a reasonable time before we begin to print and mail our proxy materials. Any stockholder proposal submitted for inclusion must be eligible for inclusion in our proxy statement in accordance with the rules and regulations promulgated by the SEC.

With respect to proposals submitted by a stockholder other than for inclusion in our proxy statement and related form of proxy for our 2019 annual meeting of stockholders, timely notice of any stockholder proposal must be received by us in accordance with our Bylaws no earlier than the close of business on December 26, 2018 nor later than the close of business on January 25, 2019, unless the date of our 2019 annual meeting is more than 30 days before or 60 days after April 24, 2019, in which case notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain the information required by our Bylaws. Any proxies solicited by the Board of Directors for the 2019 annual meeting may confer discretionary authority to vote on any proposals notice of which is not timely received.

It is important that your proxy be returned promptly, whether by mail, by the Internet or by telephone. The proxy may be revoked at any time by you before it is exercised. If you attend the meeting in person, you may withdraw any proxy (including an Internet or telephonic proxy) and vote your own shares.

By Order of the Board of Directors,

/s/Hugh C. O’Donnell

Hugh C. O’Donnell

Vice President, General Counsel & Secretary

APPENDIX A

MILACRON HOLDINGS CORP.

2015 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED

1.

Purpose.

1.1

The purpose of the Milacron Holdings Corp. 2015 Equity Incentive Plan is to further align the interests of eligible participants with those of the Company’s stockholders by providing long-term incentive compensation opportunities tied to the performance of the Company and its Common Stock.  The Plan is intended to advance the interests of the Company and increase stockholder value by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.

2.

Definitions.  Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:

“Amendment Effective Date” shall have the meaning set forth in Section 16.1 hereof.

“Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit or Stock Award granted under the Plan.

“Award Agreement” means a notice or an agreement (electronic or written), including any exhibits or appendices thereto, entered into between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant as provided in Section 15.2 hereof.

“Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Cause” shall have the meaning set forth in Section 13.2 hereof.

“Change in Control” shall have the meaning set forth in Section 12.2 hereof.

“Code” means the Internal Revenue Code of 1986, as amended including rules and regulations promulgated thereunder, and any successor thereto (except as otherwise specified herein).

“Committee” means (i) the Compensation Committee of the Board, (ii) such other committee of the Board appointed by the Board to administer the Plan or (iii) as provided in Section 3.1 hereof, the full Board.

“Common Stock” means the Company’s common stock, par value $0.01 per share, as the same may be reclassified, exchanged or recapitalized.

“Company” means Milacron Holdings Corp., a Delaware corporation or any successor thereto.

“Date of Grant” means the date on which an Award under the Plan is granted or approved for grant by the Committee or such later date as the Committee may specify to be the effective date of an Award.

“Disability” shall have the meaning set forth below, except with respect to any Participant who has an effective employment agreement or service agreement with the Company or one of its Subsidiaries that defines “Disability” or a like term, in which event the definition of “Disability” as set forth in such agreement shall be deemed to be the definition of “Disability” herein solely for such

Participant and only for so long as such agreement remains effective.  In all other events, the term “Disability” shall mean Participant’s inability to perform the essential duties, responsibilities and functions of Participant’s position with the Company and its Subsidiaries for a period of ninety (90) consecutive days or for a total of 180 days during any twelve (12) month period as a result of any mental or physical illness, disability or incapacity even with reasonable accommodations for such illness, disability or incapacity provided by the Company and its Subsidiaries or if providing such accommodations would be unreasonable and which condition is expected to last for a continuous period of not less than twelve (12) months, all as determined by the Committee in its reasonable good faith judgment. Participant shall cooperate in all respects with the Company if a question arises as to whether he has become disabled (including, without limitation, submitting to reasonable examinations by one or more medical doctors and other health care specialists selected by the Company and authorizing such medical doctors and other health care specialists to discuss Participant’s condition with the Company).

“Effective Date” shall have the meaning set forth in Section 16.1 hereof.

“Eligible Person” means any person who is an employee, Non-Employee Director, consultant or other personal service provider of the Company or any of its Subsidiaries.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder from time to time.

“Fair Market Value” means, with respect to a share of Common Stock as of a given date of determination hereunder, the closing price as reported on the New York Stock Exchange or other principal exchange on which the Common Stock is then listed on such date, or if the Common Stock was not traded on such date, then on the next preceding trading day that the Common Stock was traded on such exchange, as reported by such responsible reporting service as the Committee may select.  If the Common Stock is not listed on any such exchange, “Fair Market Value” shall be such value as determined by the Board in its discretion and, to the extent necessary, shall be determined in a manner consistent with Section 409A of the Code and the regulations thereunder.

“Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations thereunder.

“ITEPA” means the United Kingdom Income Tax (Earnings and Pensions) Act 2003, as it may be amended from time to time and all regulations, interpretations and administrative guidance issued thereunder.

“Non-Employee Director” means a member of the Board who is not an employee of the Company or any of its Subsidiaries.

“Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

“Outstanding Qualified Performance-Based Award” shall mean any Award granted prior to and that is outstanding as of the Amendment Effective Date and that is intended to constitute “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

“Participant” means any Eligible Person who holds an outstanding Award or Common Stock acquired pursuant to an Award granted under the Plan.

“Performance Criteria” shall have the meaning set forth in Section 10.2 hereof.

“Performance Goals” shall have the meaning set forth in Section 10.3 hereof.

“Performance Stock Unit” means a Restricted Stock Unit denominated as a Performance Stock Unit under Section 9.2 hereof, to be paid or distributed based on or conditioned upon the attainment of pre-established business and/or individual Performance Goals over a specified performance period.

“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

“Plan” means the Milacron Holdings Corp. 2015 Equity Incentive Plan, as amended and restated, as set forth herein, and as may be further amended from time to time as provided herein.

“Public Offering” means the sale of shares of the Common Stock to the public pursuant to an effective registration statement (other than a registration statement on Form S4 or S8 or any similar or successor form) filed under the Securities Act in connection with an underwritten offering.

“Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions as the Committee shall determine, and such other conditions, as are set forth in the Plan and the applicable Award Agreement.

“Restricted Stock Unit” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid or distributed at such times, and subject to such conditions, as set forth in the Plan and the applicable Award Agreement.

“Section 162(m)” means Section 162(m) of the Code as in effect prior to its amendment by the Tax Cuts and Jobs Act, P.L. 115-97; all references in the Plan to sections or subsections of Section 162(m) shall be construed accordingly.

“Section 431 Election” means an election entered into pursuant to Section 431 ITEPA.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder from time to time.

“Service” means a Participant’s employment with the Company or any Subsidiary or a Participant’s service as a Non-Employee Director, consultant or other service provider with the Company or any Subsidiary, as applicable.

“Stock Appreciation Right” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, in cash and/or shares of Common Stock, representing the excess of the Fair Market Value of a share of Common Stock over the base price per share of the right, at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

“Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 11 hereof that are issued free of transfer restrictions and forfeiture conditions.

“Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

“Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company or any other affiliate of the Company that is so designated, from time to time, by the Committee, during the period of such affiliated status; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under Section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

“Tax-Related Items” means any U.S. federal, state, and/or local taxes and any taxes imposed by a jurisdiction outside of the U.S. (including, without limitation, income tax, social insurance and similar contributions, payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax and any other taxes related to participation in the Plan and legally applicable to a Participant, including any employer liability for which the Participant is liable pursuant to applicable laws or the applicable Award Agreement).

3.

Administration.

3.1

Committee Members.  The Plan shall be administered by a Committee comprised of no fewer than two members of the Board who are appointed by the Board to administer the Plan.  To the extent deemed necessary by the Board, each Committee member shall satisfy the requirements for (i) an “independent director” under rules adopted by the New York Stock Exchange or other principal exchange on which the Common Stock is then listed, (ii) a “nonemployee director” for purposes of such Rule 16b-3 under the Exchange Act and (iii) an “outside director” under Section 162(m) (as necessary for purposes of Outstanding Qualified Performance-Based Awards).  Notwithstanding the foregoing, the mere fact that a Committee member shall fail to qualify under any of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.  Neither the Company nor any member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.  The Board shall have the authority to execute the powers of the Committee under the Plan.

3.2

Committee Authority.  The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (i) determine the Eligible Persons to whom Awards shall be granted under the Plan, (ii) prescribe the restrictions, terms and conditions of all Awards and shares of Common Stock issued pursuant to Awards subject to this Plan, (iii) interpret the Plan and terms of the Awards, (iv) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and interpret, amend or revoke any such rules, (v) make all determinations with respect to a Participant’s Service and the termination of such Service for purposes of any Award, (vi) correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in the Plan or any Award thereunder, (vii) make all determinations it deems advisable for the administration of the Plan; (viii) to decide all disputes arising in connection with the Plan and to otherwise supervise the administration of the Plan; (ix) subject to the terms of the Plan, amend the terms of an Award in any manner that is not inconsistent with the Plan, (x) accelerate the vesting or, to the extent applicable, exercisability of any Award at any time (including, but not limited to, upon a Change in Control or upon termination of Service under certain circumstances, as set forth in the Award Agreement or otherwise), and (xi) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are foreign nationals or employed outside of the United States.  The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated.  The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select.  All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

3.3

Delegation of Authority.  The Committee shall have the right, from time to time, to delegate in writing to one or more officers of the Company the authority of the Committee to grant, administer and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision) or such other limitations as the Committee shall determine.  In no event shall any such delegation of authority be permitted with respect to Awards granted to any member of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act or is a covered employee under Section 162(m).  The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan.  In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose.

Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

4.

Shares Subject to the Plan.

4.1

Number of Shares Reserved.  Subject to adjustment as provided in Section 4.6 and subject to Section 15.10 hereof, the total number of shares of Common Stock that are reserved for issuance under the Plan shall be 8,175,000 shares of Common Stock (the “Share Reserve”), which reflects an increase of 4,075,000 shares from 4,100,000, the original number of shares of Common Stock that were authorized for issuance under the Plan as of the Effective Date.  Each share of Common Stock subject to an Award shall reduce the Share Reserve by one share; provided that Awards that are required to be paid in cash pursuant to their terms shall not reduce the Share Reserve.  Any shares of Common Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

4.2

Share Replenishment.  To the extent that an Award granted under this Plan is canceled, expired, forfeited, surrendered, settled in cash or by delivery of fewer shares than the number underlying the Award or otherwise terminated without delivery of the shares to the Participant, the shares of Common Stock retained by or returned to the Company will (i) not be deemed to have been delivered under the Plan, (ii) be available for future Awards under the Plan, and (iii) increase the Share Reserve by one share for each share that is retained by or returned to the Company.  In addition to the foregoing, any shares that become available for issuance pursuant to Section 5.2 of the Mcron Acquisition Corp. 2012 Equity Incentive Plan (the “2012 Plan”) as a result of the forfeiture, cancellation or termination for no consideration of an award under the 2012 Plan will (i) not be available for future awards under the 2012 Plan, (ii) be available for future Awards under this Plan, and (iii) increase the Share Reserve by one share for each share that is retained by or returned to the Company, subject to a maximum of 2,000,000 shares.

4.3

Shares Not Reissuable under Plan.  Notwithstanding Section 4.2 hereof, shares of Common Stock that are (x) withheld from an Award or separately surrendered by the Participant in payment of the exercise or purchase price or Tax-Related Items with respect to an Award, (y) not issued or delivered as a result of the net settlement of an outstanding Stock Option or Stock Appreciation Right, or (z) repurchased on the open market using proceeds from the exercise of a Stock Option shall be deemed to constitute delivered shares, shall count against the Share Reserve, shall not be available for future Awards under the Plan and shall continue to be counted as outstanding for purposes of determining whether any of the Award limits specified in Sections 4.4 or 4.5 have been attained.

4.4

Awards Granted to Eligible Persons Other Than Non-Employee Directors.  The maximum number of shares of Common Stock that may be subject to each Award type that is granted to an Eligible Person other than a Non-Employee Director during any calendar year shall be limited as follows (subject to adjustment as provided in Section 4.6 hereof): (i) 1,000,000 shares of Common Stock subject to Stock Options, (ii) 1,000,000 shares of Common Stock subject to Stock Appreciation Rights, (iii) 1,000,000 shares of Common Stock subject to Restricted Stock Awards that vest in full or in part based on the attainment of Performance Goals, (iv) 750,000 shares of Common Stock subject to Restricted Stock Awards that vest in full or in part based on continued employment over a stated period of time (without required attainment of Performance Goals), (v) 1,000,000 shares of Common Stock subject to Restricted Stock Units that vest in full or in part based on the attainment of Performance Goals and (vi) 750,000 shares of Common Stock subject to Restricted Stock Units that vest in full or in part based on continued employment over a stated period of time (without required attainment of Performance Goals).

4.5

Awards Granted to Non-Employee Directors. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding compensation payable to a Non-Employee Director, the sum of the grant date fair value (determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all Awards payable in shares of Common Stock and the maximum amount that may become payable pursuant to all cash-settled Awards that may be granted under the Plan to an individual as compensation for services as a Non-Employee Director, together with cash compensation paid to the Non-Employee Director in the form of Board and Committee retainer, meeting or similar fees, during any calendar year shall not exceed $750,000.  For avoidance of doubt, compensation shall count towards this limit for the calendar year in which it was granted or earned, and not later when distributed, in the event it is deferred.

4.6

Adjustments.  If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary cash dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock or any merger, reorganization, consolidation, combination, spin-off, stock purchase or other similar corporate change or any other change affecting the Common Stock (other than regular cash dividends to stockholders of the Company), the Committee shall, in the manner and to the extent it considers appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made to (i) the maximum number and kind of shares of Common Stock provided in Sections 4.1 and 4.4 hereof (including the maximum number of shares of Common Stock that may become payable to a Participant provided in Section 4.4 hereof), (ii) the number and kind of shares of Common Stock, units or other rights subject to then outstanding Awards, (iii) the maximum number and kind of shares of Common Stock in the Five Percent Pool, (iv) the exercise or base price for each share or unit or other right subject to then outstanding Awards, and (v) any other terms of an Award that are affected by the event.  Notwithstanding the foregoing, (a) any such adjustments shall, to the extent necessary, be made in a manner consistent with the requirements of Section 409A of the Code and (b) in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code.

5.

Eligibility and Awards.

5.1

Designation of Participants.  Any Eligible Person may be selected by the Committee to receive an Award and become a Participant.  The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted, the number of shares of Common Stock or units subject to Awards to be granted and the terms and conditions of such Awards consistent with the terms of the Plan.  In selecting Eligible Persons to be Participants, and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.  Designation of a Participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to such Participant in any other year.

5.2

Determination of Awards.  The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof.  An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem.

5.3

Award Agreements.  Each Award granted to an Eligible Person shall be represented by an Award Agreement.  The terms of all Awards under the Plan, as determined by the Committee, will be set forth in each individual Award Agreements as described in Section 15.2 hereof.

5.4

Minimum Vesting Requirements.  Notwithstanding any other provision of the Plan, except in connection with substitute Awards as set forth in Section 15.10 or Awards that may be settled only in cash, no portion of an Award granted on or after the Amendment Effective Date may vest before the first anniversary of the Date of Grant, subject to accelerated vesting as contemplated under Section 3.2(x) and Section 12.1 hereof; provided, however, that the Company may grant Awards with respect to up to five percent (5%) of the aggregate number of Shares reserved under Section 4.1 and available for the grant of Awards as of the Amendment Effective Date without regard to the minimum vesting period set forth in this Section 5.4 (the “Five Percent Pool”) (subject to adjustment as provided in Section 4.6 hereof).

6.

Stock Options.

6.1

Grant of Stock Options.  A Stock Option may be granted to any Eligible Person selected by the Committee, except that an Incentive Stock Option may only be granted to an Eligible Person satisfying the conditions of Section 6.7(a) hereof.  Each Stock Option shall be designated on the Date of Grant, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option.  All Stock Options granted under the Plan are intended to comply with or be exempt from the requirements of Section 409A of the Code.

6.2

Exercise Price.  The exercise price per share of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Date of Grant.  The Committee may in its discretion specify an exercise price per share that is higher than the Fair Market Value of a share of Common Stock on the Date of Grant.

6.3

Vesting of Stock Options.  The Committee shall, in its discretion, prescribe the time or times at which or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable.  The requirements for vesting and exercisability of a Stock Option may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified Performance Goal(s) or on such other terms and conditions as approved by the Committee in its discretion, all as set forth in the Award Agreement.  If the vesting requirements of a Stock Option are not satisfied, the Award shall be forfeited.

6.4

Term of Stock Options.  The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised; provided, however, that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant.  The Committee may provide that a Stock Option will cease to be exercisable upon or at the end of a specified time period following a termination of Service for any reason as set forth in the Award Agreement or otherwise.  A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Service with the Company or any Subsidiary, including by reason of voluntary resignation, death, Disability, termination for cause or any other reason.  Subject to Section 409A of the Code and the provisions of this Section 6, the Committee may extend at any time the period in which a Stock Option may be exercised.

6.5

Stock Option Exercise; Tax Withholding.  Subject to such terms and conditions as specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, together with payment of the aggregate exercise price and applicable Tax-Related Items withholding.  Payment of the exercise price may be made: (i) in cash or by cash equivalent acceptable to the Committee or (ii) to the extent permitted by the Committee in its sole discretion and set forth in the Award Agreement or otherwise (including by a policy or resolution of the Committee), (A) in shares of Common Stock valued at the Fair Market Value of such shares on the date of exercise, (B) through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price,

(C) by reducing the number of shares of Common Stock otherwise deliverable upon the exercise of the Stock Option by the number of shares of Common Stock having a Fair Market Value on the date of exercise equal to the exercise price, (D) by a combination of the methods described above or (E) by such other method as may be approved by the Committee and set forth in the Award Agreement.  In addition to and at the time of the applicable taxable event, the Participant shall pay to the Company the full amount of any and all applicable Tax-Related Items required to be withheld in connection with such exercise, payable under such of the methods described above for the payment of the exercise price as may be approved by the Committee and set forth in the Award Agreement.

6.6

Limited Transferability of Nonqualified Stock Options.  All Stock Options shall be nontransferable except (i) upon the Participant’s death, in accordance with Section 15.3 hereof or (ii) in the case of Nonqualified Stock Options only, for the transfer of all or part of the Stock Option to a Participant’s “family member” (as defined for purposes of the Form S-8 registration statement under the Securities Act), or as otherwise permitted by the Committee, in each case as may be approved by the Committee in its discretion at the time of proposed transfer, but subject to Section 15.3 hereof. The transfer of a Nonqualified Stock Option may be subject to such terms and conditions as the Committee may in its discretion impose from time to time.  Subsequent transfers of a Nonqualified Stock Option shall be prohibited other than in accordance with Section 15.3 hereof.

6.7

Additional Rules for Incentive Stock Options.

(a)

Eligibility; Number of Shares.  An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee for purposes of Treasury Regulation §1.421-1(h) with respect to the Company or any Subsidiary that qualifies as a “subsidiary corporation” with respect to the Company for purposes of Section 424(f) of the Code.  All of the shares of Common Stock subject to the Share Reserve may be, though are not required to be, issued pursuant to Incentive Stock Options, subject to adjustment as provided in Section 4.6 hereof. Notwithstanding Section 4.2 hereof, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option.

(b)

Annual Limits.  No Incentive Stock Option shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the Common Stock with respect to which incentive stock options under Section 422 of the Code are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any subsidiary or parent corporation, would exceed $100,000, determined in accordance with Section 422(d) of the Code.  This limitation shall be applied by taking Incentive Stock Options into account in the order in which granted.

(c)

Additional Limitations.  In the case of any Incentive Stock Option granted to an Eligible Person who owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the Date of Grant and the maximum term shall be five (5) years.

(d)

Termination of Employment.  An Award of an Incentive Stock Option may provide that such Stock Option may be exercised not later than (i) three (3) months following termination of employment of the Participant with the Company and all Subsidiaries (other than as set forth in clause (ii) of this Section 6.7(d)) or (ii) one year following termination of employment of the Participant with the Company and all Subsidiaries due to death or permanent and total disability within the meaning of

Section 22(e)(3) of the Code, in each case as and to the extent determined by the Committee to comply with the requirements of Section 422 of the Code.

(e)

Other Terms and Conditions; Nontransferability.  Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an “incentive stock option” under Section 422 of the Code.  A Stock Option that is granted as an Incentive Stock Option shall, to the extent it fails to qualify as an “incentive stock option” under the Code, be treated as a Nonqualified Stock Option.  An Incentive Stock Option shall by its terms be nontransferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.

(f)

Disqualifying Dispositions.  If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

6.8

Repricing Prohibited.  Subject to the anti-dilution adjustment provisions contained in Section 4.6 hereof, without the prior approval of the Company’s stockholders, neither the Committee nor the Board shall (i) cancel a Stock Option when the exercise price per share exceeds the Fair Market Value of one share of Common Stock in exchange for another Award or cash (i.e., buyout an “underwater” Stock Option) other than in connection with a Change in Control, (ii) cause the cancellation, substitution or amendment of a Stock Option that would have the effect of reducing the exercise price of such a Stock Option previously granted under the Plan or (iii) otherwise approve any modification to such a Stock Option that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the New York Stock Exchange or other principal exchange on which the Common Stock is then listed.

6.9

Dividend Equivalent Rights.  Subject to the anti-dilution adjustment provisions contained in Section 4.6 hereof, dividends shall not be paid with respect to Stock Options.  Dividend equivalent rights shall be granted with respect to the shares of Common Stock subject to Stock Options to the extent permitted by the Committee or set forth in the Award Agreement, subject to compliance with Section 409A of the Code (if applicable).

7.

Stock Appreciation Rights.

7.1

Grant of Stock Appreciation Rights.  Stock Appreciation Rights may be granted to any Eligible Person selected by the Committee.  Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event.  Stock Appreciation Rights shall be non-transferable, except as provided in Section 15.3 hereof.  All Stock Appreciation Rights granted under the Plan are intended to comply with or otherwise be exempt from the requirements of Section 409A of the Code.

7.2

Stand-Alone Stock Appreciation Rights.  A Stock Appreciation Right may be granted without any related Stock Option.  The Committee shall in its discretion provide in an Award Agreement the time or times at which or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable.  The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the continued Service of a Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified Performance Goal(s)

or on such other terms and conditions as approved by the Committee in its discretion.  If the vesting requirements of a Stock Appreciation Right are not satisfied, the Award shall be forfeited.  A Stock Appreciation Right will be exercisable or payable at such time or times as determined by the Committee; provided, that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant.  The Committee may provide that a Stock Appreciation Right will cease to be exercisable upon or at the end of a period following a termination of Service for any reason.  The base price of a Stock Appreciation Right granted without any related Stock Option shall be determined by the Committee in its discretion; provided, however, that the base price per share of any such stand-alone Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Date of Grant.

7.3

Tandem Stock Option/Stock Appreciation Rights. A Stock Appreciation Right may be granted in tandem with a Stock Option and constitute a single Award. A tandem Stock Option/Stock Appreciation Right will entitle the holder to elect, as to all or any portion of the number of shares subject to the Award, to exercise either the Stock Option or the Stock Appreciation Right, resulting in the reduction of the corresponding number of shares subject to the Award, including the tandem Stock Appreciation Right or Stock Option, as applicable, not so exercised. A Stock Appreciation Right granted in tandem with a Stock Option hereunder shall have a base price per share equal to the per share exercise price of the Stock Option, will be vested and exercisable at the same time or times that a related Stock Option is vested and exercisable, and will expire no later than the time at which the related Stock Option expires, in each case, as set forth in the Award Agreement.

7.4

Payment of Stock Appreciation Rights.  A Stock Appreciation Right will entitle the holder, upon exercise or other payment of the Stock Appreciation Right, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise or payment of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised or paid.  Payment of the amount determined under the foregoing may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise or payment, in cash or in a combination of shares of Common Stock and cash, subject to applicable Tax-Related Items withholding requirements.

7.5

Repricing Prohibited.  Subject to the anti-dilution adjustment provisions contained in Section 4.6 hereof, without the prior approval of the Company’s stockholders, neither the Committee nor the Board shall (i) cancel a Stock Appreciation Right when the base price per share exceeds the Fair Market Value of one share of Common Stock in exchange for another Award or cash (i.e., buyout an underwater Stock Appreciation Right) other than in connection with a Change in Control, (ii) cause the cancellation, substitution or amendment of a Stock Appreciation Right that would have the effect of reducing the base price of such a Stock Appreciation Right previously granted under the Plan or (iii) otherwise approve any modification to such Stock Appreciation Right that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the New York Stock Exchange or other principal exchange on which the Common Stock is then listed.

7.6

Dividend Equivalent Rights.  Subject to the anti-dilution adjustment provisions contained in Section 4.6 hereof, dividends shall not be paid with respect to Stock Appreciation Rights.  Dividend equivalent rights shall be granted with respect to the shares of Common Stock subject to Stock Appreciation Rights to the extent permitted by the Committee or set forth in the Award Agreement, subject to compliance with Section 409A of the Code (if applicable).

8.

Restricted Stock Awards.

8.1

Grant of Restricted Stock Awards.  A Restricted Stock Award may be granted to any Eligible Person selected by the Committee.  The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award.

8.2

Vesting Requirements.  The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement.  The requirements for vesting of a Restricted Stock Award may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified Performance Goal(s), including, for Outstanding Qualified Performance-Based Awards, Performance Goal(s) designed to meet the requirements for exemption under Section 162(m), or on such other terms and conditions as approved by the Committee in its discretion.  If the vesting requirements of a Restricted Stock Award shall not be satisfied or, if applicable, the Performance Goal(s) with respect to such Restricted Stock Award are not attained, the Award shall be forfeited and the shares of Stock subject to the Award shall be returned to the Company.

8.3

Transfer Restrictions.  Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge or charge until all applicable restrictions are removed or have expired, except as provided in Section 15.3 hereof.  Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Company.  The Committee may require in an Award Agreement that certificates (if any) representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates (if any) representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

8.4

Rights as Stockholder.  Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant shall have all rights of a stockholder with respect to the shares granted to the Participant under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless otherwise provided in the applicable Award Agreement or the Committee determines otherwise at the time the Restricted Stock Award is granted. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant at such times as paid to stockholders generally, at the times of vesting or other payment of the Restricted Stock Award or otherwise.

9.

Restricted Stock Units.

9.1

Grant of Restricted Stock Units.  A Restricted Stock Unit may be granted to any Eligible Person selected by the Committee.  The value of each Restricted Stock Unit is equal to the Fair Market Value of the Common Stock on the applicable date or time period of determination, as specified by the Committee.  Restricted Stock Units shall be subject to such restrictions and conditions as the Committee shall determine.  In addition, a Restricted Stock Unit may be designated as a “Performance Stock Unit”, the vesting requirements of which may be based, in whole or in part, on the attainment of pre-established business and/or individual Performance Goal(s) over a specified performance period, including, for Outstanding Qualified Performance-Based Awards, Performance Goal(s) designed to meet the requirements for exemption under Section 162(m), or otherwise, as approved by the Committee in its discretion.  Restricted Stock Units shall be non-transferable, except as provided in Section 15.3 hereof.

9.2

Vesting of Restricted Stock Units.  On the Date of Grant, the Committee shall, in its discretion, determine any vesting requirements with respect to Restricted Stock Units, which shall be set forth in the Award Agreement.  The requirements for vesting of a Restricted Stock Unit may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods) or on such other terms and conditions as approved by the Committee (including Performance Goal(s)) in its discretion.  If the vesting requirements of a Restricted Stock Units Award are not satisfied, the Award shall be forfeited.

9.3

Payment of Restricted Stock Units.  Restricted Stock Units shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award.  Payment of a Restricted Stock Unit may be made, as approved by the Committee and set forth in the Award Agreement, in cash or in shares of Common Stock or in a combination thereof, subject to applicable Tax-Related Items withholding requirements.  Any cash payment of a Restricted Stock Unit shall be made based upon the Fair Market Value of the Common Stock.

9.4

Dividend Equivalent Rights.  Subject to the anti-dilution adjustment provisions contained in Section 4.6 hereof, Restricted Stock Units may or may not, in the discretion of the Committee, be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional Restricted Stock Units or may be accumulated in cash, as determined by the Committee in its discretion.  Dividend equivalent rights will be paid at such times as determined by the Committee in its discretion (including without limitation at the times paid to stockholders generally or at the times of vesting or payment of the Restricted Stock Unit).  Dividend equivalent rights may be subject to forfeiture under the same conditions as apply to the underlying Restricted Stock Units.

9.5

No Rights as Stockholder.  The Participant shall not have any rights as a stockholder with respect to the shares subject to a Restricted Stock Unit until such time as shares of Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.

10.

Performance Awards and Performance Criteria.

10.1

Grant of Performance Awards.  The Committee, in its discretion, may make the grant, vesting, exercise, issuance and/or payment of any Award subject to specified levels of attainment with respect to Performance Goals relating to levels of achievement of specified Performance Criteria or such other criteria as determined by the Committee, including, if applicable, specified threshold, target and maximum performance levels.  Such Awards may also be subject to the continued Service of the Participant with the Company or a Subsidiary during the respective performance period and to such other conditions as determined by the Committee and set forth in the Award Agreement.

10.2

Performance Criteria.  For purposes of Outstanding Qualified Performance-Based Awards, the Performance Criteria shall be, and for purposes of other Awards subject to performance-based conditions, the Performance Criteria may be (without limitation), one or any combination of the following, for the Company or any identified Subsidiary or business unit, as determined by the Committee: (a) net earnings; (b) earnings per share; (c) net debt; (d) revenue or sales growth; (e) net or operating income; (f) net operating profit; (g) return measures (including, but not limited to, return on assets, capital, invested capital, equity or sales); (h) cash flow (including, but not limited to, operating cash flow, distributable cash flow and free cash flow); (i) earnings before or after taxes, interest, depreciation, amortization and/or rent; (j) share price (including, but not limited to growth measures and total stockholder return); (k) expense control or loss management; (l) customer satisfaction; (m) market share; (n) economic value added; (o) working capital; (p) the formation of joint ventures or the completion of other corporate transactions; (q) gross or net profit margins; (r) revenue mix; (s) operating efficiency; (t) product diversification; (u) market penetration; (v) measurable achievement in quality, operation or compliance initiatives; (w) quarterly dividends or distributions; (x) employee retention or turnover; or (y) any combination of or a specified increase in any of the foregoing. Further, for purposes of Outstanding Qualified Performance-Based Awards, each of the Performance Criteria shall be applied and interpreted in accordance with an objective formula or standard established by the Committee at the time the applicable Award is granted including, without limitation, GAAP.

10.3

Performance Goals.  For purposes of Outstanding Qualified Performance-Based Awards, the “Performance Goals” shall be the levels of achievement relating to the Performance Criteria selected by the Committee for the Award, and for purposes of other Awards subject to performance-based conditions, the “Performance Goals” may be levels of achievement relating to the Performance Criteria or such other criteria as selected by the Committee, in its discretion. The Performance Goals shall be written and, for Outstanding Qualified Performance-Based Awards, shall be expressed as an objective formula or standard that precludes discretion to increase the amount of compensation payable that would otherwise be due upon attainment of the goal.  The Performance Goals may be applied on an absolute basis or relative to an identified index, peer group, or one or more competitors or other companies (including particular business segments or divisions or such companies), or in such other manner as specified by the Committee.  The Performance Goals need not be the same for all Participants.

10.4

Adjustments.  At the time that an Award is granted or, for Awards other than Outstanding Qualified Performance-Based Awards, at such later time, the Committee may provide for the Performance Goals or the manner in which performance will be measured against the Performance Goals to be adjusted in such objective manner as it deems appropriate, including, without limitation, adjustments to reflect charges for restructurings, non-operating income, the impact of corporate transactions or discontinued operations, extraordinary and other unusual or non-recurring items and the cumulative effects of accounting or tax law changes.

10.5

Negative Discretion.  Notwithstanding anything else contained in the Plan to the contrary, the Committee shall, to the extent provided in an Award Agreement, have the right, in its discretion, (i) to reduce or eliminate the amount otherwise payable to any Participant under an Award and (ii) to establish rules or procedures that have the effect of limiting the amount payable to any Participant to an amount that is less than the amount that otherwise would be payable under an Award.  The Committee may exercise such discretion in a non-uniform manner among Participants.  The Committee shall not have discretion to increase the amount that otherwise would be payable to any Participant under an Outstanding Qualified Performance-Based Award.

10.6

Certification.  Following the conclusion of the performance period of an Outstanding Qualified Performance-Based Award, the Committee shall certify in writing whether the Performance Goals for that performance period have been achieved, or certify the degree of achievement, if applicable.

10.7

Payment.  Upon certification of the Performance Goals for an Outstanding Qualified Performance-Based Award, the Committee shall determine the level of vesting or amount of payment to the Participant pursuant to the Award, if any.

11.

Stock Awards.

11.1

Grant of Stock Awards.  A Stock Award may be granted to any Eligible Person selected by the Committee.  A Stock Award may be granted for past Services, in lieu of bonus or other cash payments, as directors’ compensation or for any other valid purpose as determined by the Committee. The Committee shall determine the terms and conditions of such Stock Awards. Stock Awards may be made without vesting requirements, in which case such Stock Awards shall count against the Five Percent Pool.

In addition, the Committee may, in connection with any Stock Award, require the payment of a specified purchase price.

11.2

Rights as Stockholder.  Subject to the foregoing provisions of this Section 11 and the applicable Award Agreement, upon the issuance of the Common Stock under a Stock Award the Participant shall have all rights of a stockholder with respect to the shares of Common Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

12.

Change in Control.

12.1

Effect on Awards.  Upon the occurrence of a Change in Control, unless otherwise provided in the Award Agreement, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including without limitation the following (or any combination thereof):  (a) continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (b) substitution by the surviving company or corporation or its parent of awards with substantially the same terms for outstanding Awards (with appropriate adjustments to the type of consideration payable upon settlement of the Awards); (c) accelerated exercisability, vesting and/or payment under outstanding Awards immediately prior to or upon the occurrence of such event or upon a termination of employment following such event; and (d) if all or substantially all of the Company’s outstanding shares of Common Stock transferred in exchange for cash consideration in connection with such Change in Control: (i) upon written notice, provide that any outstanding Stock Options and Stock Appreciation Rights are exercisable during a reasonable period of time immediately prior to the scheduled consummation of the event or such other reasonable period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Stock Options and Stock Appreciation Rights shall terminate to the extent not so exercised within the relevant period; and (ii) cancellation of all or any portion of outstanding Awards for fair value (in the form of cash, Shares, other property or any combination thereof) as determined in the sole discretion of the Committee; provided, that, in the case of Stock Options and Stock Appreciation Rights, the fair value may equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of shares of Common Stock (or, if no such consideration is paid, Fair Market Value of the shares of Common Stock) over the aggregate exercise or base price, as applicable, with respect to such Awards or portion thereof being canceled, or if no such excess, zero.

12.2

Definition of Change in Control.  Unless otherwise defined in an Award Agreement, “Change in Control” shall mean the occurrence of one of the following events:

(a)

Any Person, becomes the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of its directors (the “Outstanding Company Voting Securities”) including by way of merger, consolidation or otherwise; provided, however, that for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (i) any acquisition of voting securities of the Company directly from the Company, including without limitation, a Public Offering of securities; or (ii) any acquisition by the Company or any of its Subsidiaries of Outstanding Company Voting Securities, including an acquisition by any employee benefit plan or related trust sponsored or maintained by the Company or any of its Subsidiaries.

(b)

Consummation of a reorganization, merger, or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, following such Business Combination: (i) any individuals and entities that were the Beneficial Owners of Outstanding Company Voting Securities immediately prior to such Business Combination are the Beneficial Owners, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors (or election of members of a comparable governing body) of the entity resulting from the Business Combination (including, without limitation, an entity which as a result of such transaction owns all or substantially all of the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) (the “Successor Entity”) in substantially the same proportions as their ownership immediately prior to such Business Combination; (ii) no Person (excluding any Successor Entity or any employee benefit plan or related trust of the Company, such Successor Entity, or any of their Subsidiaries) is the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or comparable governing body) of the Successor Entity, except to the extent that such ownership existed prior to the Business Combination; and (iii) at least a majority of the members of the board of directors (or comparable governing body) of the Successor Entity were Incumbent Directors (including persons deemed to be Incumbent Directors) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination.

Notwithstanding the foregoing, to the extent necessary to comply with Section 409A of the Code with respect to the payment of “nonqualified deferred compensation,” “Change in Control” shall be defined as, and limited to, a “change in control event” as defined under Section 409A of the Code.  For the avoidance of doubt, neither a Public Offering nor any changes to the size or members of the Board in connection with or as a result of a Public Offering shall constitute or be deemed to result in a Change in Control.

13.

Forfeiture Events.

13.1

General.  The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, but shall not be limited to, termination of Service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant or other similar conduct by the Participant that is detrimental to the business or reputation of the Company.

13.2

Termination for Cause.

(a)

Treatment of Awards.  Unless otherwise provided by the Committee and set forth in an Award Agreement, if (i) a Participant’s Service with the Company or any Subsidiary shall be terminated for Cause or (ii) within one (1) year following termination of Service for any other reason, the Committee determines in its discretion that, after termination, the Participant breached any of the material terms contained in any non-competition agreement, non-solicitation agreement, confidentiality agreement or similar restrictive covenant agreement to which such Participant is a party, such Participant’s rights, payments and benefits with respect to an Award shall be subject to cancellation, forfeiture and/or recoupment, as provided in Section 13.3 below. The Company shall have the power to determine whether the Participant has been terminated for Cause, the date upon which such termination for Cause occurs and whether the Participant engaged in conduct that violated any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary.  Any such determination shall be final, conclusive and binding upon all Persons.  In addition, if the Company shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant’s Service for Cause or violates any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary, the Company may suspend the Participant’s rights to exercise any Stock Option or Stock Appreciation Right, receive any payment or vest in any right with respect to any Award pending a determination by the Company of whether an act or omission could constitute the basis for a termination for Cause as provided in this Section 13.2.

(b)

Definition of Cause.  Unless otherwise defined in an Award Agreement, “Cause” shall mean:

(i)

the Participant has committed a deliberate and premeditated act against the interests of the Company including, without limitation: an act of fraud, embezzlement, misappropriation or breach of fiduciary duty against the Company, including, but not limited to, the offer, payment, solicitation or acceptance of any unlawful bribe or kickback with respect to the Company’s business; or

(ii)

the Participant has been convicted by a court of competent jurisdiction of, or pleaded guilty or nolo contendere to, any felony (or similarly serious offense) or any crime involving moral turpitude; or

(iii)

the Participant has failed to perform or neglected the material duties incident to his employment or other engagement with the Company on a regular basis, and such refusal or failure shall have continued for a period of twenty (20) days after written notice to the Participant specifying such refusal or failure in reasonable detail; or

(iv)

the Participant has been chronically absent from work (excluding vacations, illnesses, Disability or leaves of absence approved by the Company); or

(v)

the Participant has refused, after explicit written notice, to obey any lawful resolution of or direction by the Board or its delegate which is consistent with the duties incident to his employment or other engagement with the Company and such refusal continues for more than twenty (20) days after written notice is given to the Participant specifying such refusal in reasonable detail; or

(vi)

the Participant has breached any of the material terms contained in any employment agreement, non-competition agreement, confidentiality agreement or similar type of agreement to which such Participant is a party; or

(vii)

the Participant has engaged in (x) the unlawful use (including being under the influence) or possession of illegal drugs on the Company’s premises or (y) habitual drunkenness on the Company’s premises.

Any voluntary termination of employment or other engagement by the Participant in anticipation of an involuntary termination of the Participant’s Service for Cause shall be deemed to be a termination for “Cause.”  Notwithstanding the foregoing, in the event that a Participant is party to an employment, severance or similar agreement with the Company or any of its affiliates and such agreement contains a definition of “Cause,” the definition of “Cause” set forth above shall be deemed replaced and superseded, with respect to such Participant, by the definition of “Cause” used in such employment, severance or similar agreement.

13.3

Right of Recapture.

(a)

General.  If at any time within one (1) year (or such longer time specified in an Award Agreement or other agreement with a Participant) after the date on which a Participant exercises a Stock Option or Stock Appreciation Right or on which a Stock Award, Restricted Stock Award or

Restricted Stock Unit vests or becomes payable, or on which income otherwise is realized by a Participant in connection with an Award, (i) a Participant’s Service is terminated for Cause or (ii) after a Participant’s Service otherwise terminates for any other reason, the Committee determines in its discretion that, after termination, the Participant breached any of the material terms contained in any non-competition agreement, confidentiality agreement or similar restrictive covenant agreement to which such Participant is a party, then any gain realized by the Participant from the exercise, vesting, payment or other realization of income by the Participant in connection with an Award, shall be paid by the Participant to the Company upon notice from the Company, subject to applicable law. Such gain shall be determined as of the date or dates on which the gain is realized by the Participant, without regard to any subsequent change in the Fair Market Value of a share of Common Stock. To the extent not otherwise prohibited by law or problematic under Section 409A of the Code, the Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company or any Subsidiary (whether as wages, vacation pay or pursuant to any benefit plan or other compensatory arrangement).

(b)

Accounting Restatement.  If a Participant receives a payment pursuant to an Award under the Plan based on financial statements that are subsequently required to be restated in a way that would decrease the value of such payment, the Participant will, to the extent not otherwise prohibited by law, upon the written request of the Company, forfeit and repay to the Company the difference between what the Participant received and what the Participant should have received based on the accounting restatement, in accordance with (i) the Company’s compensation recovery, “clawback” or similar policy, as may be in effect from time to time or (ii) any payment recovery, “clawback” or similar policy made applicable by law including the provisions of Section 945 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules, regulations and requirements adopted thereunder by the Securities and Exchange Commission and/or any securities exchange on which the Company’s equity securities may be listed (collectively, the “Policy”).  By accepting an Award hereunder, the Participant acknowledges and agrees that the Policy shall apply to such Award, and all incentive-based amounts payable pursuant to such Award shall be subject to forfeiture and repayment pursuant to the terms of the Policy.

14.

Transfer, Leave of Absence, Etc.  For purposes of the Plan, except as otherwise determined by the Committee, the following events shall not be deemed a termination of employment: (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

15.

General Provisions.

15.1

Status of Plan.  The Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver stock or make payments with respect to Awards.

15.2

Award Agreement.  To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or Restricted Stock Units subject to the Award, the exercise price, base price or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement also may set forth the effect on an Award of a Change in Control or a termination of Service under certain circumstances.  The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and also may set forth other terms and conditions applicable to the Award, or any shares of Common Stock issued under the Award, as determined by the Committee consistent with the limitations of the Plan.  The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement.  The Committee need not require the execution of an Award Agreement by a Participant, in which case, acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines of the Company in effect from time to time.  In the event of any conflict between the provisions of the Plan and any Award Agreement, the provisions of the Plan shall prevail.

15.3

No Assignment or Transfer; Beneficiaries.  Except as provided in Section 6.6 hereof or as otherwise determined by the Committee, Awards under the Plan shall not be assignable or transferable by the Participant, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge.  Notwithstanding the foregoing, in the event of the death of a Participant, except as otherwise provided by the Committee in an Award Agreement, an outstanding Award may be exercised by or shall become payable to the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by a legatee or legatees of such Award under the Participant’s last will or by such Participant’s executors, personal representatives or distributees of such Award in accordance with the Participant’s will or the laws of descent and distribution. The Committee may provide in the terms of an Award Agreement or in any other manner prescribed by the Committee that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death.  Notwithstanding anything to the contrary in the Plan, in no event may any Award under the Plan be transferred for consideration to a third party financial institution.

15.4

Deferrals of Payment.  The Committee may in its discretion permit a Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award; provided, however, that such discretion shall not apply in the case of a Stock Option or Stock Appreciation Right.  If any such deferral is to be permitted by the Committee, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

15.5

No Right to Employment or Continued Service.  Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or any Participant any right to continue in the Service of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the Service of an Eligible Person or a Participant for any reason at any time.

15.6

Stock Certificates.  The Committee may determine in its discretion the manner of delivery of Common Stock to be issued under the Plan, which may be by delivery of stock certificates, electronic account entry into new or existing accounts or any other means as the Committee, in its discretion, deems appropriate.  The Committee may require that the stock certificates (if any) be held in escrow by the Company for any shares of Common Stock or cause the shares to be legended in order to comply with the securities laws or other applicable laws or restrictions or should the shares of Common Stock be represented by book or electronic account entry rather than a certificate, the Committee may take such steps to restrict transfer of the shares of Common Stock as the Committee considers necessary or advisable.

15.7

Trading Policy Restrictions.  Option exercises and other Awards under the Plan shall be subject to such Company’s insider-trading-policy-related restrictions, terms and conditions to the extent established by the Committee, or in accordance with policies set by the Committee, from time to time.

15.8

Section 409A Compliance.  To the extent applicable, it is intended that the Plan and all Awards hereunder comply with, or be exempt from, the requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, and that the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code.  In the event that any (i) provision of the Plan or an Award Agreement, (ii) Award, payment, transaction or (iii) other action or arrangement contemplated by the provisions of the Plan is determined by the Committee to not comply with the applicable requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, the Committee shall have the unilateral authority to take such actions and to make such changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements.  No payment that constitutes deferred compensation under Section 409A of the Code that would otherwise be made under the Plan or an Award Agreement upon a termination of Service will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Section 409A of the Code. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if a Participant is a “specified employee” as defined in Section 409A of the Code at the time of termination of Service with respect to an Award, then solely to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code, the commencement of any payments or benefits under the Award shall be deferred until the date that is six (6) months plus one (1) day following the date of the Participant’s termination of Service or, if earlier, the Participant’s death (or such other period as required to comply with Section 409A). In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

15.9

Legal Compliance.  No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by U.S. Federal, state and foreign securities, exchange control and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met.  As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements.  The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any other securities or other laws applicable to such shares.

15.10

Substitute Awards in Corporate Transactions.  Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity.  Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee, director or other personal service provider of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person.  The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose.  Any such substitute awards shall not (i) reduce the Share Reserve; (ii) be subject to or counted against the Award limits specified in Sections 4.4, 4.5 or 10.7 hereof or (ii) replenish the Share Reserve upon the occurrence of any event set forth in Section 4.2 hereof, to the extent permitted under the rules of the New York Stock Exchange or other principal exchange on which the Common Stock is then listed.

15.11

Tax Withholding and Tax Elections.

(a)

Tax Withholding.  The Participant shall be responsible for payment of any Tax-Related Items or similar charges required by law to be paid or withheld from an Award or an amount paid in satisfaction of an Award, or otherwise applicable to the Participant.  Any required Tax-Related Items withholdings shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award.  Without limiting the foregoing, the Company shall have the power and the right to deduct or withhold automatically from any amount deliverable under an Award or otherwise, or to require a Participant to remit to the Company or the applicable Subsidiary, the amount necessary to satisfy Tax-Related Items withholding requirements with respect to any taxable event arising as a result of the Plan.  The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award, which may include, without limitation, permitting the Participant to elect to satisfy the withholding obligation by tendering shares of Common Stock to the Company or having the Company withhold a number of shares of Common Stock having a value at least sufficient to satisfy the statutory amount of Tax-Related Items or similar charges required to be paid or withheld.

(b)

Tax Elections.  If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within thirty (30) days following the Date of Grant, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code.  If a Participant residing in the United Kingdom makes a Section 431 Election in respect of any shares of Common Stock acquired under the Plan, the Participant shall file, within fourteen (14) days following the date of such acquisition, a copy of the 431 Election with the Company (or its applicable Subsidiary) in accordance with Section 431 of the ITEPA.  The Committee may provide in an Award Agreement that a Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code, and may provide in an Award Agreement with a Participant residing in the United Kingdom that any other Award is conditioned upon the Participant’s making or refraining from making a Section 431 Election with respect to the shares of Common Stock acquired pursuant to such Award.

15.12

Unfunded Plan.  The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement.  Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan.  Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

15.13

Other Compensation and Benefit Plans.  The adoption of the Plan shall not affect any other share incentive or compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of share incentive or any compensation or benefit program for employees of the Company or any Subsidiary.  The amount of any income deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any compensation or benefit plan or program of the Company or a Subsidiary, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

15.14

Plan Binding on Transferees.  The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries.

15.15

Severability.  If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

15.16

Governing Law.  The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable U.S. Federal securities laws.

15.17

No Fractional Shares.  Unless otherwise determined by the Committee, no fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares of Common Stock or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

15.18

No Guarantees Regarding Tax Treatment.  Neither the Company nor the Committee make any guarantees to any person regarding the tax treatment of Awards or payments made under the Plan.  Neither the Company nor the Committee has any obligation to take any action to prevent the assessment of any tax on any person with respect to any Award under Section 409A of the Code, Section 4999 of the Code or otherwise and neither the Company nor the Committee shall have any liability to a person with respect thereto.

15.19

Awards to Non-U.S. Persons.  With respect to grants of Awards to Eligible Persons residing in countries other than the United States in which the Company or any of its Subsidiaries operates or has employees, Non-Employee Directors, consultants or other personal service providers, the Committee, in its sole discretion, shall have the power and authority to:

(a)

Determine and modify the terms and conditions of any Award granted to Participants outside the United States to comply with applicable foreign laws, including, but not limited to (i) limiting the methods of payment of the exercise price or purchase price and Tax-Related Items withholding, (ii) restricting the sale of shares of Common Stock subject to an Award, (iii) determining whether Awards shall be settled in cash, Common Stock or a combination thereof, (iv) permitting or restricting the use of beneficiary designations, (v) limiting or requiring a deferral of the payment of cash or shares of Common Stock otherwise due in satisfaction of an Award, (vi) qualifying or disqualifying an Award under a “tax advantaged” program, (vii) requiring payment of employer social contributions due with respect to an Award as a condition of an Award, and (viii) allowing or restricting tax elections with respect to an Award, including as provided in Section 15.11(b) hereof;

(b)

Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals; and

(c)

Establish subplans and Award Agreements and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable.  Any subplans to the Plan established under this Section 15.19 by the Committee shall be attached to this Plan document as appendices. For avoidance of doubt, any subplans established and attached hereto prior to the Amendment Effective Date shall continue to apply to and govern any outstanding Awards granted pursuant to such subplans.

16.

Term; Amendment and Termination; Stockholder Approval.

16.1

Term.  The Plan became effective as of the date of adoption by the Board on May 29, 2015 (the “Effective Date”).  Subject to Section 16.2 hereof, the Plan shall terminate on May 29, 2025, the tenth anniversary of the Effective Date. The Board approved an amendment and restatement of the Plan on March 5, 2018, which shall become effective upon its approval by the Company’s stockholders on April 24, 2018 (the “Amendment Effective Date”). If the Company’s stockholders do not approve the amendment and restatement of the Plan, Awards will be made under the Plan as approved by the Board on May 29, 2015. For avoidance of doubt, the amendment and restatement of the Plan shall not affect the terms or conditions of any Outstanding Qualified Performance-Based Award to the extent that it would result in a material modification of such Award within the meaning of P.L. 115-97, Section 13601(e)(2).

16.2

Amendment and Termination.  The Board may from time to time and in any respect, amend, modify, suspend or terminate the Plan; provided, that, no amendment, modification, suspension or termination of the Plan shall materially adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.  The Board may seek the approval of any amendment, modification, suspension or termination by the Company’s stockholders to the extent it deems necessary or advisable in its discretion for purposes of compliance with Section 422 of the Code, the listing requirements of the New York Stock Exchange or other exchange or securities market or for any other purpose.

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Admission Ticket

IMPORTANT ANNUAL MEETING INFORMATION	000004	00000000.000000 ext 000000000.000000 ext 00000000.000000 ext 000000000.000000 ext 00000000.000000 ext 000000000.000000 ext
ENDORSEMENT LINE ____________ SACKPACK _____________

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on April 24, 2018.

Vote by Internet • Go to www.investorvote.com/MCRN • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website
Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark you votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card		1234 5678 9012 345
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE FOLD ALONG THE PERFORATION DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A	Proposals – The Board of Directors recommends a vote “FOR” all nominees listed in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4 and “FOR” Proposal 5.

1. Election of Class III Directors	For	Withhold		For	Withhold		For	Withhold
01 – Gregory J. Gluchowski, Jr.			02 – James M. Kratochvil			03 – David W. Reeder

	For	Against	Abstain		For	Against	Abstain
2. Ratify the selection of Ernst & Young LLP as independent registered public accounting firm				3. Advisory vote to approve executive compensation

For	Against	Abstain		For	Against	Abstain
4. Approve the amendment of the Milacron Holdings Corp. 2015 Equity Incentive Plan, including to increase the authorized shares			5. Approve the material terms of awards under Code Section 162(m)

Other Business: The Board of Directors has no knowledge of any other matter to be submitted at the Annual Meeting of Stockholders.  If any other matter shall properly come before the annual meeting, or any adjournment or postponement thereof, the proxies named hereby will have discretionary authority to vote the shares thereby represented in accordance with their best judgment.

B	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign exactly as name(s) appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

	C 1234567890 J N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE

1 U P X 3 2 4 0 3 4 1

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2018 Annual Meeting Admission Ticket

2018 Annual Meeting of Stockholders of

Milacron Holdings Corp.

April 24, 2018, 8:30 AM Local Time

Milacron corporate headquarters

10200 Alliance Road, Suite 200, Cincinnati, OH 45242

Upon arrival please present this admission ticket

and photo identification at the registration desk.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

PROXY – MILACRON HOLDINGS CORP.

Notice of 2018 Annual Meeting of Shareholders

This proxy is solicited by the Board of Directors for the Annual Meeting on April 24, 2018.

Bruce A. Chalmers, Chief Financial Officer of Milacron Holdings Corp., and Hugh C. O’Donnell, General Counsel and Secretary of Milacron Holdings Corp., or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Milacron Holdings Corp. to be held on April 24, 2018 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder.  If no such directions are indicated, the Proxies will vote “FOR” the election of the nominees for Class III Directors listed in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4 and “FOR” Proposal 5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

(Items to be voted appear on revise side.)

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IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark you votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card
▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals – The Board of Directors recommends a vote “FOR” all nominees listed in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4 and “FOR” Proposal 5.

1. Election of Class III Directors	For	Withhold	For	Withhold	For	Withhold
01 – Gregory J. Gluchowski, Jr.	02 – James M. Kratochvil	03 – David W. Reeder

For	Against	Abstain	For	Against	Abstain
2. Ratify the selection of Ernst & Young LLP as independent registered public accounting firm	3. Advisory vote to approve executive compensation

For	Against	Abstain	For	Against	Abstain
4. Approve the amendment of the Milacron Holdings Corp. 2015 Equity Incentive Plan, including to increase the authorized shares	5. Approve the material terms of awards under Code Section 162(m)

Other Business: The Board of Directors has no knowledge of any other matter to be submitted at the Annual Meeting of Stockholders.  If any other matter shall properly come before the annual meeting, or any adjournment or postponement thereof, the proxies named hereby will have discretionary authority to vote the shares thereby represented in accordance with their best judgment.

B	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign exactly as name(s) appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

1 U P X 3 2 4 0 3 4 2

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▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

PROXY – MILACRON HOLDINGS CORP.

Notice of 2018 Annual Meeting of Shareholders

This proxy is solicited by the Board of Directors for the Annual Meeting on April 24, 2018.

Bruce A. Chalmers, Chief Financial Officer of Milacron Holdings Corp., and Hugh C. O’Donnell, General Counsel and Secretary of Milacron Holdings Corp., or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Milacron Holdings Corp. to be held on April 24, 2018 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder.  If no such directions are indicated, the Proxies will vote “FOR” the election of the nominees for Class III Directors listed in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4 and “FOR” Proposal 5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

(Items to be voted appear on revise side.)

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